[Graphic]


RICHARD B. FISHER

President

Federated Asia Pacific Growth Fund

President's Message

Dear Fellow Shareholder:

Federated Asia Pacific Growth Fund was created in 1996, and I am pleased to present its fourth Annual Report. As of November 30, 1999, the fund's net assets totaled $55 million with 59.5% of the fund's investments in Japan, whose recovery has helped to fuel the fund's performance.

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Investment Management Corp. Following his discussion, which covers international economic and market conditions and fund strategy, are three additional items of shareholder interest. First is a series of graph showing the fund's investment performance. Second is a complete listing of the fund's investments, and third is the publication of the fund's financial statements.

This international stock fund provides investors significant long-term opportunities from a well-researched portfolio of more than 100 corporations in 11 Asian and Pacific Rim countries. 1 The stocks selected, in many cases, are issued by internationally recognized industry leaders whose average market capitalization is over $2 billion. They are fundamentally strong companies that are positioned to be stronger than ever as the Asian markets are recovering.

After an extended period of difficulty in the Asia Pacific region, investors are being rewarded for their patience. An economic recovery in most Asian countries, corporate restructuring and positive investor sentiment combined to produce strong returns across the region. Shareholders in Federated Asia Pacific Growth Fund, in particular, received an outstanding return. During the 12-month reporting period, the fund's returns were more than double the return of the fund's benchmark and far outpaced the average return of all Pacific region funds.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Individual share class total return performance for the 12-month reporting period is as follows: 2



TOTAL RETURN NET ASSET VALUE INCREASE             Class A Shares 112.19% $6.40 to $13.58 = 112.19% Class B Shares 110.49% $6.29 to $13.24 = 110.49% Class C
Shares 110.46% $6.31 to $13.28 = 110.46%


I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount regularly, you buy more fund shares when prices are low-and fewer when prices are high. 3

As we continue to emerge from a volatile period, I thank you for the patience you have shown as a shareholder of Federated Asia Pacific Growth Fund.

Sincerely,

[Graphic]

Richard B. Fisher

President

January 15, 2000

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 100.59%, 104.99%, and 109.46%, respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[Graphic]

ALEXANDRE DE BETHMANN

Vice President

Federated Global Investment Management Corp.

Investment Review

OVER THE PAST 12 MONTHS, INVESTORS IN THE ASIA PACIFIC REGION WERE HANDSOMELY REWARDED FOR THEIR PATIENCE AFTER AN EXTENDED, DIFFICULT PERIOD. WHAT IS YOUR REVIEW OF THE RECOVERY OF THE ASIA PACIFIC MARKET DURING THE FUND'S FISCAL YEAR?

The recovery of the Asia Pacific markets has been driven by three factors: economic recovery in most Asian countries, corporate restructuring and large capital inflows. Earlier in the year, economists began to forecast positive economic growth from the Asia Pacific region for 1999 and accelerated growth during 2000. This was not expected in 1998, when the consensus gross domestic product ("GDP") growth forecast for the region was negative. The actual GDP growth numbers were surprising on the upside in many countries later in 1998. As a result, investor sentiment toward the Asian markets improved dramatically, as evidenced by the return of capital flow. There were net inflows into the Asian markets, while certain other regional markets suffered small outflows, suggesting a reallocation of investors' portfolios into Asia. This trend continued throughout 1999, as the global funds reassessed the region's favorable potential.

IN THIS ENVIRONMENT, FEDERATED ASIA PACIFIC GROWTH FUND DELIVERED TRIPLE- DIGIT RETURNS FOR THE YEAR. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE 12-MONTH REPORTING PERIOD ENDED NOVEMBER 30, 1999?

For the fiscal year ended November 30, 1999, the fund's total return for Class A Shares was 112.19%, based on net asset value. 1 The total returns for Class B and C Shares, based on net asset value, were 110.49% and 110.46%, respectively.1 The fund's returns were more than double the 52.01% return of the Asia Pacific market as measured by the fund's benchmark, the Morgan Stanley Capital International Combined Asia Pacific Index,2 and far outpaced the 76.74% return of the 56 Pacific Region funds tracked by Lipper Analytical Services, Inc.3

WHAT STRATEGIES CONTRIBUTED TO THE FUND'S SIGNIFICANT OUTPERFORMANCE DURING THE 12-MONTH REPORTING PERIOD?

We continued to focus on attractively priced companies with solid financial positions, improving market share, and good earnings growth. It is a strategy that we have used consistently in our investment process and it has worked very well for us. In addition, we were ahead of our competition in moving into the cellular and Internet service providers for this region, as well as the Japanese companies that supply components to the telecommunications industry. This strategy has also worked out very well for us. We have had an overweighted position in these industries for most of the year.

CAN YOU GIVE US A COUPLE OF EXAMPLES OF THESE COMPANIES?

PENTAFOUR SOFTWARE & EXPORTS, LTD. (0.84% of net assets): Pentafour is an Indian software company and one of the largest multimedia/animation software companies. It is the only non-U.S. company among the top five animators in the world with a well-developed specialized infrastructure, an experienced team with high-end skills and significant success in the U.S. market. Earnings growth is projected to be over 40% in the multimedia business over the next two years, and yet the stock is trading at a substantial discount to the industry. The stock has doubled since our purchase a month ago, and we think it is just the beginning for the re-rating of the stock.

The portfolio overweights telecommunications/Internet companies, such as NTT MOBILE COMMUNICATIONS NETWORK, INC. (2.45% of net assets), Japan's dominant cellular telephone operator, and the only operator to offer and operate a nationwide cellular service, covering 98% of Japan's population. The company registered 42% annual growth in operating profits, and 108% annual growth in recurring profits in the last three years. Its Internet-related I-mode wireless Internet portal service, is experiencing phenomenal growth. Launched nine months ago, I-mode has already secured 2.5 million subscribers, which should grow to
4.8 million by March 2000.

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 100.59%, 104.99%, and 109.46%, respectively.

2 The Morgan Stanley Capital International Combined Asia Pacific Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchange of 13 countries in the Pacific and Asian regions. Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

WHAT COUNTRIES WERE REPRESENTED IN THE FUND'S PORTFOLIO AS OF NOVEMBER 30, 1999, AND WHAT WERE THE FUND'S TOP TEN HOLDINGS?



PERCENTAGE OF
COUNTRY NET ASSETS
        Japan (developed) 59.50% Australia (developed) 9.53% Korea (emerging)
8.08% Singapore (developed) 7.25% India (emerging) 5.36% Hong Kong (developed)
5.18% Indonesia (emerging) 1.76% China (emerging) 0.51% Thailand (emerging)
0.49% Philippines (emerging) 0.41% Taiwan (emerging) 0.23%




PERCENTAGE OF
NAME COUNTRY INDUSTRY NET ASSETS
Matsushita Communication Industrial Co., Ltd. Japan Electrical & Electronics
3.18%

Softbank Corp. Japan Business & Public Services 2.66%
NTT Mobile Communications Network, Inc. Japan Telecommunications 2.45%
Funai Electric Co., Ltd. Japan Electronic Components, Instruments 2.30%
Kyocera Corp. Japan Electronic Components, Instruments 2.28%
Koei Co., Ltd. Japan Business & Public Services 2.19%
Sony Corp. Japan Appliances & Household Durables 2.18%
Nikko Securities Co., Ltd. Japan Financial Services 2.17%
Murata Manufacturing Co., Ltd. Japan Electronic Components, Instruments 2.13%
Fujitsu Ltd. Japan Data Processing & Reproduction 2.09%
TOTAL 23.63%


IN THE FUND'S LAST ANNUAL REPORT, AFTER A VERY DIFFICULT EXTENDED PERIOD FOR THE ASIA PACIFIC MARKET, YOU MADE WHAT PROVED TO BE A PERFECTLY TIMED REMARK THAT "THE BEST TIME TO INVEST IS WHEN THE PERCEPTION IS BLEAK." AS WE ENTER 2000 AFTER A STRONG 12-MONTH RECOVERY, DO THE SIGNS POINT TOWARD CONTINUED STRENGTH IN THE REGION?

Yes, our outlook remains positive. Economic recovery in Asia is more than a recovery from low market valuations. Better exports, stronger consumer confidence, and increasing technology spending should point to further economic growth. There are four drivers for improvement in corporate profitability in this region: rationalization of business investments, lower costs, corporate downsizing, and the emergence of new, high return business opportunities. These major risks have diminished significantly, too, in this region: Chinese devaluation, the collapse of the Japanese economy, and Indonesian political instability.

Last Meeting of Shareholders

A Special Meeting of shareholders of Federated Asia Pacific Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc. was held on December 17, 1999. On September 7, 1999, the record date for the shareholders voting at the meeting, there were 3,045,385 total outstanding shares.

The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Elected Directors: 1



WITHHELD

SHARES AUTHORITY
VOTED FOR TO VOTE
Thomas G. Bigley 2,093,715 107,216
Nicholas P. Constantakis 2,092,170 108,761
John F. Cunningham 2,091,693 109,238
J. Christopher Donahue 2,094,092 106,839
Charles F. Mansfield, Jr. 2,094,092 106,839
John E. Murray, Jr., J.D., S.J.D. 2,091,693 109,238
John S. Walsh 2,094,284 106,647


1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

Director elections will become effective January 1, 2000.

AGENDA ITEM 2

Made changes to the Fund's fundamental investment policies:

(a) Amended the Fund's fundamental investment policy regarding diversification.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,132,473 30,534 1,036,113


(b) Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,210,080 59,901 937,950


(c) Amended the Fund's fundamental investment policy regarding investments in real estate.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,220,370 36,685 943,876


(d) Amended the Fund's fundamental investment policy regarding investments in commodities.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,200,765 42,855 957,311


(e) Amended the Fund's fundamental investment policy regarding underwriting securities.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,237,811 30,392 932,728


(f) Amended the Fund's fundamental investment policy regarding lending assets.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,214,863 43,193 942,875


(g) Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,216,629 38,942 945,360


(h) Amended, and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,208,424 44,679 947,828


(i) Amended, and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,212,004 44,266 944,661


AGENDA ITEM 3

Eliminated certain fundamental investment policies of the Fund:

(a) Removed the Fund's fundamental investment policy regarding selling securities short.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,217,786 41,593 941,552


AGENDA ITEM 4

Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.



ABSTENTIONS

AND BROKER
SHARES VOTED FOR SHARES VOTED AGAINST NON-VOTES
1,203,615 53,791 943,525


Where in the World Should You Invest?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND

FEDERATED EMERGING MARKETS FUND

FEDERATED EUROPEAN GROWTH FUND

FEDERATED GLOBAL EQUITY INCOME FUND

FEDERATED GLOBAL FINANCIAL SERVICES FUND

FEDERATED INTERNATIONAL GROWTH FUND

FEDERATED INTERNATIONAL EQUITY FUND

FEDERATED INTERNATIONAL HIGH INCOME FUND

FEDERATED INTERNATIONAL INCOME FUND

FEDERATED INTERNATIONAL SMALL COMPANY FUND

FEDERATED LATIN AMERICAN GROWTH FUND

FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of ten international equity funds and two international income funds from Federated Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU HAD MADE AN INITIAL INVESTMENT OF $4,000 IN THE CLASS A SHARES OF FEDERATED ASIA PACIFIC GROWTH FUND ON 2/28/96, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $5,134 ON 11/30/99. YOU WOULD HAVE EARNED A 6.87% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends and you gain the benefit of compounding.

As of 12/31/99, the Class A Shares' 1-year, and since inception (2/28/96) average annual total returns were 115.56% and 10.48% respectively. Class B Shares' 1-year and since inception (2/28/96) average annual total returns were 120.85% and 10.78% respectively. Class C Shares' 1-year and since inception (2/28/96) average annual total returns were 125.08% and 11.45% respectively. 2

[Please see Appendix A1]
1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR THREE YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $6,317.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Asia Pacific Growth Fund on 2/28/96, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $4,000, but your account would have reached a total value of $6,317 1 by 11/30/99. You would have earned an average annual total return of 17.66%.

A practical investment plan helps you pursue income through a diversified portfolio invested in stocks of corporations in the Asian and Pacific Rim countries. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Please see Appendix A2]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated Asia Pacific Growth Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Asia Pacific Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP).2



AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year 100.59%
Start of Performance (2/28/96) 6.87%


[Please see Appendix A3]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-AP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Asia Pacific Growth Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Asia Pacific Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year 104.99%
Start of Performance (2/28/96) 7.10%




[Please see Appendix A4]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 3.00% on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-AP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Asia Pacific Growth Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Asia Pacific Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP).2



AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year 109.46%
Start of Performance (2/28/96) 7.84%


[Please see Appendix A5]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-AP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999



VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-98.4%
APPLIANCES & HOUSEHOLD
DURABLES-4.8%
2,530 Samsung Electronics Co. $ 523,787
45,000 Sharp Corp. 921,705
6,400 Sony Corp. 1,188,271
TOTAL 2,633,763
AUTOMOBILE-0.2%
70,000 Thai Rung Union 87,982
BANKING-6.1%
76,000 Asahi Bank Ltd. 533,818
34,700 Australia & New Zealand
Banking Group, Melbourne 249,799
28,000 DBS Group Holdings Ltd. 363,225
21,700 Kookmin Bank 361,277
32,500 Korea Technology Banking
Co. 442,959
104,000 Sakura Bank Ltd., Tokyo 771,354
113,000 Toyo Trust & Banking 601,660
TOTAL 3,324,092
BROADCASTING & PUBLISHING-
1.3%

4,000 Nippon Broadcasting System 294,710
22,100 Singapore Press Holdings
Ltd. 414,252
TOTAL 708,962
BUSINESS & PUBLIC
SERVICES-16.6%
10,000 Brambles Industries Ltd. 274,624
9,000 Capcom Co., Ltd. 531,362
2,000 1 China.com Corp., Class A 224,000
22,000 Daiwabo Information System
Co., Ltd. 607,299
6,000 ISB Corp. 206,297
500 1 InterQ Inc. 402,770
26,900 Koei Co., Ltd. 1,194,440
66,000 1 MediaRing.com Ltd. 65,195
4,900 NIIT Ltd. 265,292
VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-continued
BUSINESS & PUBLIC
SERVICES-CONTINUED
22,800 Pentafour Software &
Exports Ltd. $ 455,869
2,100 Sanix, Inc. 233,115
15,500 Satyam Computer Services
Ltd. 684,921
239,000 1 Secure Network Solutions

Ltd. 806,254
2,000 Softbank Corp. 1,448,008
200 1 Softbank Technology Corp. 389,017
117,000 Solution 6 Holdings Ltd. 826,622
26,932 Sri Adhikari 417,677
TOTAL 9,032,762
CHEMICALS-1.6%
14,000 Enplas Corp. 532,246
67,500 Reliance Industries Ltd. 345,237
TOTAL 877,483
DATA PROCESSING &
REPRODUCTION-2.9%
32,000 Fujitsu Ltd. 1,137,973
4,220 Trigem Computer, Inc. 418,633
TOTAL 1,556,606
ELECTRICAL & ELECTRONICS-
8.0%

7,500 Cresco, Ltd. 854,659
17,500 Kumho Electric 573,647
4,730 1 Kumho Electric, Rights 57,123
9,000 Matsushita Communication
Industrial Co., Ltd. 1,732,895
12,000 1, 2 Mosel Vitelic, Inc., GDR 126,600
35,000 NEC Corp. 820,030
11,000 Yokowo, Co. Ltd. 220,443
TOTAL 4,385,397
ELECTRONIC COMPONENTS,
INSTRUMENTS-16.6%
340,000 ASM Pacific Technology
Ltd. 545,033
21,000 Aptech Ltd. 631,863
40,000 Chartered Semiconductor
Manufacturing 226,123
400 1 Chartered Semiconductor
Manufacturing, ADR 21,300
20,000 1 Creative Technology Ltd. 290,000
VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-continued
ELECTRONIC COMPONENTS,
INSTRUMENTS-CONTINUED
215,000 Flextech Holdings Ltd. $ 204,701
2,000 Funai Electric Co. Ltd. 1,255,464
3,200 Hirose Electric 535,979
10,500 Hyundai Electronics
Industries Co. 215,570
7,606 1 Hyundai Electronics
Industries Co., Rights 41,335
10,300 Kyocera Corp. 1,245,572
8,000 Megachips Corp. 616,926
7,000 Murata Manufacturing Co.,
Ltd. 1,163,515
78,000 Natsteel Electronics Ltd. 322,583
23,000 Taiyo Yuden Co. 1,007,712
12,500 1 Telson Electronics Co.,
Ltd. 318,094
3,100 Tokyo Seimitsu Co., Ltd. 423,302
TOTAL 9,065,072
ENERGY SOURCES-0.9%
13,800 Broken Hill Proprietary
Co., Ltd. 151,492
15,000 1 Gas Authority of India

Ltd., GDR 142,313
29,000 PTT Exploration and
Production Public Co. 178,530
TOTAL 472,335
FINANCIAL SERVICES-6.3%
219,200 Challenger International
Ltd. 599,939
56,000 Daiwa Securities Co., Ltd. 802,083
9,100 Mycal Card, Inc. 438,037
95,000 Nikko Securities Co., Ltd. 1,185,225
96,000 Toho Bank Ltd. 436,642
TOTAL 3,461,926
FOOD & HOUSEHOLD PRODUCTS-
1.6%

7,400 Cheil Jedang Corp. 570,679
278,000 PT Indofood Sukses Makmur 304,983
TOTAL 875,662
FOREST PRODUCTS & PAPER-
0.6%

22,000 Hansol Paper Mfg. 322,622
VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-continued
HEALTH & PERSONAL CARE-
3.0%

113,600 1 China Pharmaceutical
Enterprise and Investment
Corp. Ltd., Warrants $ 3,803
43,000 Chugai Pharmaceutical Co.,
Ltd. 469,306
119,000 1 Novogen Ltd. 234,805
1,716,000 Sa Sa International
Holdings 278,396
11,000 Takeda Chemical Industries 650,523
TOTAL 1,636,833
INDUSTRIAL COMPONENTS-1.9%
50,000 Furukawa Electric 535,881
59,000 Nippon Thompson 475,269
TOTAL 1,011,150
INSURANCE-0.6%
77,000 Dai Tokyo Fire and Marine 330,557
LEISURE & TOURISM-0.9%
5,000 Enix Corp. 467,115
MERCHANDISING-0.8%
4,000 Yamada Denki 412,594
METALS - NON FERROUS-0.6%
395,500 Mim Holdings Ltd. 329,774
METALS - STEEL-0.5%
152,000 Natsteel Ltd. 278,584
MULTI-INDUSTRY-1.1%
914,000 1 Benpres Holdings Corp. 129,298
39,000 Hutchison Whampoa 480,815
TOTAL 610,113
REAL ESTATE-2.4%
243,000 DBS Land Ltd. 474,287
150,000 1 Pacific Century CyberWorks
Ltd. 128,436
33,000 Pacific Century Regional
Developments Ltd. 212,080
494,000 Wing Tai Holdings, Ltd. 479,155
TOTAL 1,293,958
RECREATION, OTHER CONSUMER
GOODS-2.8%
4,500 Nintendo Corp. Ltd. 751,952
22,000 Sega Enterprises 773,712
TOTAL 1,525,664
VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-continued
SOFTWARE-0.9%
26,070 1 Haansoft Inc. $ 517,240
TELECOMMUNICATIONS-8.3%
2,950,000 Champion Technology
Holdings Ltd. 172,826
90,000 1 China Telecom (Hong Kong)
Ltd. 480,912
528,500 1 Davnet Ltd. 528,133
800 1 Korea Thrunet Co. Ltd.,
Class A 44,500
38 NTT Mobile Communications
Network, Inc. 1,336,411
161,000 PT Indosat 225,048
51,800 PT Telekomunikasi
Indonesia, Class CS, ADR 437,063
4,600 Philippine Long Distance
Telephone Co. 94,244
200,000 PowerLan Ltd. 674,690
491,000 1 Pracom Ltd. 365,650
250,100 1 Westel Group Ltd. 159,189
TOTAL 4,518,666
TRANSPORTATION - ROAD &
RAIL-0.6%
100,000 Delgro Corporation Ltd. 312,407
TRANSPORTATION - SHIPPING-
1.4%
534,000 Cosco Pacific Ltd. 436,606
216,000 Neptune Orient Lines Ltd. 321,333
TOTAL 757,939
UTILITIES - ELECTRICAL &
GAS-0.7%
33,000 Cheung Kong 371,789
SHARES OR VALUE IN
PRINCIPAL AMOUNT U.S. DOLLARS
COMMON STOCKS-continued
WHOLESALE & INTERNATIONAL
TRADE-4.4%
230,000 Marubeni Corp. $ 896,999
14,000 Nitori Co. 570,755
1,000 Ryohin Keikaku Co. Ltd. 236,259
102,000 Uchida Yoko Co. Ltd. 731,470
TOTAL 2,435,483
TOTAL COMMON STOCKS
(IDENTIFIED COST
$37,892,767) 53,614,530
REPURCHASE AGREEMENT-5.4% 3
$ 2,970,000 J.P. Morgan & Co., Inc.,
5.71%, dated 11/30/1999,
due 12/1/1999 (at
amortized cost) 2,970,000
TOTAL INVESTMENTS
(IDENTIFIED COST
$40,862,767) 4 $ 56,584,530


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At November 30, 1999, these securities amounted to $126,600 which represents 0.2% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $41,001,478. The net unrealized appreciation of investments on a federal tax basis amounts to $15,583,052 which is comprised of $16,361,264 appreciation and $778,212 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($54,514,945) at November 30, 1999.

The following acronyms and derivative terms are used throughout this portfolio:



ADR -American Depositary
Receipt
GDR -Global Depositary Receipt
Rights -Derivatives which are

convertible into equity upon the
occurrence of certain events.



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999



ASSETS:

Total investments in
securities, at value
(identified cost
$40,862,767 and tax
cost $41,001,478) $ 56,584,530 Cash 4,376 Cash denominated in foreign currencies
(identified cost $16,742) 16,799 Income receivable 56,787 Receivable for shares sold 770,764 Deferred organizational costs 14,640 TOTAL ASSETS 57,447,896
LIABILITIES: Payable for investments purchased $ 2,026,748 Payable for shares redeemed 696,405 Payable for taxes withheld 135,753 Net payable for foreign currency exchange contracts 2,169 Accrued expenses 71,876 TOTAL LIABILITIES
2,932,951 Net assets for 4,064,590 shares outstanding $ 54,514,945 NET ASSETS
CONSIST OF: Paid-in capital $ 40,593,932 Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency
15,719,300 Accumulated net realized loss on investments and foreign currency transactions (1,785,668) Accumulated net operating loss (12,619) TOTAL NET
ASSETS $ 54,514,945 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
SHARE CLASS A SHARES: Net Asset Value Per Share ($25,882,793 / 1,905,271 shares outstanding) $13.58 Offering Price Per Share (100/94.50 of $13.58) 1 $14.37
Redemption Proceeds Per Share $13.58 CLASS B SHARES: Net Asset Value Per Share
($16,413,860 / 1,239,586 shares outstanding) $13.24 Offering Price Per Share
$13.24 Redemption Proceeds Per Share (94.50/100 of $13.24) 1 $12.51 CLASS C
SHARES: Net Asset Value Per Share ($12,218,292 / 919,733 shares outstanding)
$13.28 Offering Price Per Share $13.28 Redemption Proceeds Per Share (99.00/100
of $13.28) 1 $13.15


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999



INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $19,031) $ 171,844
Interest 72,396 TOTAL INCOME 244,240 EXPENSES:

Investment adviser fee $ 249,853 Administrative personnel and services fee
185,000 Custodian fees 65,457 Transfer and dividend disbursing agent fees and expenses 82,701 Directors'/Trustees' fees 1,671 Auditing fees 23,243 Legal fees
8,821 Portfolio accounting fees 82,947 Distribution services fee- Class B Shares
62,424 Distribution services fee- Class C Shares 23,477 Shareholder services fee- Class A Shares 28,151 Shareholder services fee- Class B Shares 20,808
Shareholder services fee- Class C Shares 7,826 Share registration costs 44,817
Printing and postage 31,208 Insurance premiums 1,320 Taxes 1,826 Miscellaneous
15,755 TOTAL EXPENSES 937,305 Waiver and reimbursement: Waiver of investment adviser fee $ (249,853) Reimbursement of other operating expenses (180,846)
TOTAL WAIVER AND REIMBURSEMENT (430,699) Net expenses 506,606 Net operating loss
(262,366) REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY: Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $217,580) 5,049,405 Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency
14,356,477 Net realized and unrealized gain on investments and foreign currency
19,405,882 Change in net assets resulting from operations $ 19,143,516


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets



YEAR ENDED NOVEMBER 30 1999 1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net operating loss $ (262,366) $ (74,553) Net realized gain (loss) on investments and foreign currency transactions ($5,078,119 and ($4,986,850), respectively, as computed for federal tax purposes) 5,049,405 (5,092,522) Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency 14,356,477 2,916,524 CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS 19,143,516 (2,250,551) SHARE TRANSACTIONS: Proceeds from sale of shares 95,821,836 21,406,107 Cost of shares redeemed (71,557,870)
(19,462,204) CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS 24,263,966
1,943,903 Change in net assets 43,407,482 (306,648) NET ASSETS: Beginning of period 11,107,463 11,414,111 End of period $ 54,514,945 $ 11,107,463


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30 1999 1998 1997 1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD $ 6.40 $ 7.81 $10.25 $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss (0.07) 2 (0.05) (0.03) (0.00) 3
Net realized and
unrealized gain (loss) on
investments and foreign
currency 7.25 (1.36) (2.41) 0.25
TOTAL FROM INVESTMENT
OPERATIONS 7.18 (1.41) (2.44) 0.25
NET ASSET VALUE, END OF
PERIOD $13.58 $ 6.40 $ 7.81 $10.25
TOTAL RETURN 4 112.19% (18.05%) (23.80%) 2.50%
RATIOS TO AVERAGE NET
ASSETS:

Expenses 1.85% 1.85% 1.85% 1.85% 5
Net operating loss (0.78%) (0.35%) (0.53%) -
Expense
waiver/reimbursement 6 1.90% 3.78% 4.77% 7.02% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted) $25,883 $6,345 $7,297 $4,593
Portfolio turnover 260% 347% 193% 99%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share amount is based on average shares outstanding.

3 Per share amount does not round to ($0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED NOVEMBER 30 1999 1998 1997 1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD $ 6.29 $ 7.73 $10.19 $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss (0.14) 2 (0.07) (0.08) (0.03)
Net realized and
unrealized gain (loss) on
investments and foreign
currency 7.09 (1.37) (2.38) 0.22
TOTAL FROM INVESTMENT
OPERATIONS 6.95 (1.44) (2.46) 0.19
NET ASSET VALUE, END OF
PERIOD $13.24 $6.29 $7.73 $10.19
TOTAL RETURN 3 110.49% (18.63%) (24.14%) 1.90%
RATIOS TO AVERAGE NET
ASSETS:

Expenses 2.60% 2.60% 2.60% 2.60% 4
Net operating loss (1.53%) (1.10%) (1.25%) (0.86%) 4
Expense
waiver/reimbursement 5 1.90% 3.78% 4.77% 7.02% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted) $16,414 $4,154 $3,606 $2,273
Portfolio turnover 260% 347% 193% 99%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED NOVEMBER 30 1999 1998 1997 1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD $ 6.31 $ 7.74 $10.20 $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss (0.16) 2 (0.08) (0.12) (0.05)
Net realized and
unrealized gain (loss) on
investments and foreign
currency 7.13 (1.35) (2.34) 0.25
TOTAL FROM INVESTMENT
OPERATIONS 6.97 (1.43) (2.46) 0.20
NET ASSET VALUE, END OF
PERIOD $13.28 $6.31 $7.74 $10.20
TOTAL RETURN 3 110.46% (18.48%) (24.12%) 2.00%
RATIOS TO AVERAGE NET
ASSETS:

Expenses 2.60% 2.60% 2.60% 2.60% 4
Net operating loss (1.53%) (1.10%) (1.22%) (0.90%) 4
Expense
waiver/reimbursement 5 1.90% 3.78% 4.77% 7.02% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted) $12,218 $608 $511 $397
Portfolio turnover 260% 347% 193% 99%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated Asia Pacific Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to the differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss. The following reclassifications have been made to the financial statements.



INCREASE (DECREASE)
ACCUMULATED

NET REALIZED
LOSS ON

INVESTMENTS

AND FOREIGN
CURRENCY ACCUMULATED NET
PAID-IN CAPITAL TRANSACTIONS OPERATING LOSS
$(259,886) $(102,830) $362,716


Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $1,646,959, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 1999, the Fund had an outstanding foreign currency commitment as set forth below:



SETTLEMENT DATE CONTRACT TO RECEIVE IN EXCHANGE FOR CONTRACT AT VALUE UNREALIZED
DEPRECIATION
CONTRACT PURCHASED: 12/1/99 553,305 Singapore Dollars $331,420 $329,251 $(2,169)



FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:



NUMBER OF SHARES OF
PAR VALUE CAPITAL
CLASS NAME STOCK AUTHORIZED         Class A Shares 100,000,000 Class B Shares
100,000,000 Class C Shares 50,000,000 TOTAL 250,000,000


Transactions in capital stock were as follows:



YEAR ENDED NOVEMBER 30 1999 1998
CLASS A SHARES: SHARES AMOUNT SHARES AMOUNT
Shares sold 3,513,629 $ 37,092,463 1,537,695 $ 9,480,938
Shares redeemed (2,599,262) (26,900,386) (1,481,346) (8,972,254)
NET CHANGE RESULTING FROM
CLASS A
SHARE TRANSACTIONS 914,367 $ 10,192,077 56,349 $ 508,684
YEAR ENDED NOVEMBER 30 1999 1998
CLASS B SHARES: SHARES AMOUNT SHARES AMOUNT
Shares sold 4,590,130 $ 43,254,286 1,179,297 $ 7,632,317
Shares redeemed (4,010,557) (38,130,180) (985,742) (6,370,208)
NET CHANGE RESULTING FROM
CLASS B
SHARE TRANSACTIONS 579,573 $ 5,124,106 193,555 $ 1,262,109
YEAR ENDED NOVEMBER 30 1999 1998
CLASS C SHARES: SHARES AMOUNT SHARES AMOUNT
Shares sold 1,569,939 $ 15,475,087 681,864 $ 4,292,852
Shares redeemed (746,556) (6,527,304) (651,541) (4,119,742)
NET CHANGE RESULTING FROM
CLASS C
SHARE TRANSACTIONS 823,383 $8,947,783 30,323 $ 173,110
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS 2,317,323 $ 24,263,966 280,227 $ 1,943,903


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.10% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.



PERCENTAGE OF
AVERAGE DAILY NET
SHARE CLASS NAME ASSETS OF CLASS
Class A Shares 0.25% Class B Shares 0.75% Class C Shares 0.75%


Class A Shares did not incur a distribution services fee for the year ended November 30, 1999, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $48,248 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the fiscal year ended November 30, 1999, the Fund expensed $12,516 of organizational expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 1999, were as follows:



Purchases $ 78,657,342
Sales $ 56,505,166


CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999 the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the fiscal year ended November 30, 1999.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC.

AND SHAREHOLDERS OF FEDERATED ASIA PACIFIC GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Asia Pacific Growth Fund (the Fund) (one of the portfolios constituting the World Investment Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Asia Pacific Growth Fund of World Investment Series, Inc. at November 30, 1999, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

[Graphic]

Boston, Massachusetts

January 21, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY A. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

JAMES O. PERRY

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager
ANNUAL REPORT
AS OF NOVEMBER 30, 1999

Federated Asia Pacific Growth Fund

Established 1996

4TH ANNUAL REPORT

[Graphic]
Federated
Federated Asia Pacific Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor
Cusip 981487507

Cusip 981487606

Cusip 981487705

G01934-01 (1/00)

[Graphic]
 Livelink (r) Version 8.0.2, Copyright (c) 1995-1998 Open Text Inc. All
            rights reserved.




[Graphic]

RICHARD B. FISHER

President

Federated European Growth Fund

President's Message

Dear Fellow Shareholder:

Federated European Growth Fund was created in 1996, and I am pleased to present its fourth Annual Report. As of November 30, 1999, the fund's $63.6 million portfolio was broadly diversified across 75 stocks selected for their capital appreciation potential, with the average holding representing approximately 1.3% of the fund's total assets.

This report covers the 12-month period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Frank Semack, Vice President of Federated Global Investment Management Corp. Following his discussion covering international economic and market conditions and fund strategy, are three additional items of shareholder interest. First is a series of graphs showing the fund's long- term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

The fund offers shareholders very significant long-term growth opportunities from a select portfolio of stocks issued by European companies. 1 Overall, it was a good year for European stocks. The fund's returns were highly positive and ahead of the average European equity fund and the benchmark European index. Individual share class total return performance for the 12-month reporting period, including realized gains, is as follows:2




                 TOTAL RETURN   CAPITAL GAINS   NET ASSET VALUE INCREASE
Class A Shares   15.68%         $0.60           $15.79 to $17.60 = 11.46%
Class B Shares   14.80%         $0.60           $15.48 to $17.11 = 10.53%
Class C Shares   14.85%         $0.60           $15.43 to $17.06 = 10.56%


1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 9.31%, 9.30%, and 13.85%, respectively.

Thank you for entrusting a portion of your wealth to this highly diversified approach to the dynamic European market. Remember, reinvesting your dividends is a convenient way to build the value of your account and help your money grow through the benefit of compounding. My recommendation to all mutual fund shareholders is to add to your investment account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. 3

Sincerely,

[Graphic]

Richard B. Fisher

President

January 15, 2000

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[Graphic]

FRANK SEMACK

Vice President

Federated Global Investment Management Corp.

Investment Review

WHAT WOULD YOU SAY WERE THE MOST SIGNIFICANT DEVELOPMENTS IN EUROPE DURING THE FUND'S FISCAL YEAR?

January 1, 1999 marked the official launch of the euro as the single currency for 11 of the European Union members, and in conjunction, the handing over of the monetary policy reins to the European Central Bank. Just ahead of the euro's introduction in January 1999, the fund's fiscal year started on a strong note in December 1998 with the Morgan Stanley Capital International ("MSCI") Europe Index 1 gaining some 14% in little over one month, in part due to lower interest rates and also due to investors anticipating substantial portfolio shifts into the Eurozone. As is often the case, it is much better to travel hopefully than to arrive; both the MSCI Europe Index and the euro peaked in early January.

Following a brief, but sharp unwinding of the earlier gains through mid-February 1999, the markets resumed their advance in local currency terms, but in dollar terms, managed to do little more than fluctuate within a fairly narrow range until November. For the most part, this reflected the euro's sustained weakness, as the new currency depreciated more than 13% by July 1999. It then staged a temporary recovery, only to fall back to new lows by the end of November 1999. One reason for the decline was lower economic growth in Europe relative to the United States (2.0% versus 3.5%) with correspondingly lower interest rates. The European Central Bank cut interest rates in early April from 3.00% to 2.50%, and the Bank of England cut rates five times between the end of 1998 and the summer of 1999, from 6.75% to 5.00%. The sterling, however, maintained its strength given the generally favorable economic and political environment in the United Kingdom.

1 The MSCI Europe Index is an unmanaged, market value-weighted average of over 580 securities listed on the stock exchanges of 15 countries in the European region. Investments cannot be made in an index.

CAN YOU GO INTO MORE DETAIL ON THE ECONOMIC PICTURE ACROSS EUROPE?

With regard to the United Kingdom, far from going into a mild recession, the economy confounded consensus fears by growing in excess of 1.50%. Elsewhere in Europe, the statistics were also often better than expected. Growth in France proceeded at a healthy rate of 2.50%, and fundamentals slowly began to improve in Germany, albeit slightly. Against this background, combined with the Federal Reserve Board's tightening in the U.S. and sharply higher oil prices, both the Bank of England and the European Central Bank reversed their interest rate policies from September through the end of the reporting period. The Bank of England raised its key rate in two installments to 5.50%, and the European Central Bank hiked its repo rate back to 3.00% in early November 1999 citing fears of inflation and increasing money supply. The impact on the equity markets was negligible, however, as the increases having been fully discounted.

WHAT WERE THE MAJOR POLITICAL DEVELOPMENTS IN EUROPE DURING THE REPORTING
PERIOD?

Germany experienced major political developments during the reporting period. Finance minister Oskar Lafontaine, who had done nothing in his few months in office to endear himself to businessmen and investors, resigned in early March 1999, much to the relief of both the German and foreign markets. He was replaced by the less controversial Hans Eichel. Even if the substance of the new government's policies did not necessarily change for the better, the investment community's perception of them certainly improved. The German chancellor Gerhard Schroeder, nonetheless, continued to be beset by problems with the left wing of his party and the government's visible lack of a coherent program contributed heavily to the governing Social Democrats losing seven state and local elections to the Christian Democrats in the fall of 1999. As a result, the German regulatory environment remained uncertain. Pension and tax reforms seem to be on hold for the time being and the government-orchestrated bailout of failed building contractor Holzmann in November, revived fears of excessive state intervention in business. Incidentally, this event was a key factor in driving the euro to new lows in November 1999.

In France, by contrast, the sudden resignation, also in November 1999, of finance minister Dominique Strauss-Kahn, amidst an alleged party financing scandal, turned out to be a non-event. His successor, Christian Sautter, was not expected to alter France's generally pro-business course.

HOW DID THE VARIOUS MARKET SECTORS PERFORM IN EUROPE?

Sector rotation was in full force, meaning that there was little in the way of sustained trends throughout the year. The ultimate winners were largely concentrated among technology, telecommunications and cyclical stocks. In terms of a timeline, once the initial euphoria surrounding the euro faded, European investors began to shift funds from pure growth stocks to cyclical stocks to take advantage of record-wide disparities in valuations. In particular, we saw outperformance early in the year in semiconductors, chemicals, steel, engineering and paper as investors anticipated a pick-up in Asia. Oil stocks were also strong as the price of oil rebounded from the lows of 1998. Insurance stocks and pharmaceutical stocks suffered for much of the year because of rising long-term bond yields related to higher yields in the U.S. and a lack of interest in more defensive issues. To the extent that growth stocks had strong performance, it was mainly driven by corporate activity and, later in the year, a technology-led frenzy.

CAN YOU ELABORATE ON EUROPEAN CORPORATE ACTIVITY?

Many of the mergers and acquisitions announced last year were driven by the introduction of the euro. Companies tried-and will continue to try-to position themselves as pan-European players rather than local players, in danger of losing out on market potential beyond their borders. In what will clearly be seen as only the first phase of a long process, mergers and acquisitions last year occurred predominantly at the country level. In our view, a shift toward more cross-border transactions in 2000 is likely.

Sectors with the highest levels of corporate activity in 1999 were telecommunications, pharmaceuticals, insurance, banking and retail. In total, merger and acquisition transactions involving European companies amounted to over $1 trillion during the period from January through November 1999, a substantial increase on the prior year figures.

To give you some specific examples, let me start with the banking sector, where BNP won control of Paribas in France, and in Spain, Banco Santander and BCH, and BBV and Argentaria agreed to two separate mergers. Merger speculation in Germany involved each of the large banking organizations, namely COMMERZBANK, Deutsche Bank, DRESDNER BANK and Hypo Vereinsbank.

In the telecommunications sector, Olivetti won a hostile bid for Telecom Italia, and VODAFONE and Airtouch announced a proposed merger early in the year to create a global cellular telephone powerhouse. This was replicated in the telecommunications sector, where France Telecom set out to increase its stake in German cellular operator E+ (only to be eventually trumped by KPN), Deutsche Telekom acquired 100% of One2One in the United Kingdom, and MANNESMANN of Germany bid for ORANGE in the United Kingdom in October. Following Mannesmann's bid for Orange, merger speculation surrounded every telecommunications stock in Europe. Vodafone Airtouch eventually made a $125 billion bid for Mannesmann in response to the latter's foray into the United Kingdom, and to prevent it from becoming a potent threat elsewhere in Europe.

Other corporate activity involved Renault and Nissan, BRITISH PETROLEUM, AMOCO and Arco, ABB and Alstom, Veba and VIAG, TOTAL and Elf, CARREFOUR and Promodes, and WalMart and Asda.

WHAT ARE YOUR GROSS DOMESTIC PRODUCT ("GDP") AND EARNINGS EXPECTATIONS FOR THE YEAR 2000?

GDP and earnings growth estimates are much more optimistic for 2000 than they were for 1999. As far as GDP is concerned, we expect Europe, as a whole, to grow by around 2.90%, perhaps surpassing the GDP growth rates, with the United Kingdom exhibiting a strong pick-up, from less than a 2.00% growth rate in 1999 to 2.90% in 2000. Short-term interest rates in the U.S. continue to exceed rates in the Eurozone (5.50% versus 3.00%), with inflation in 2000 expected to be more than one percentage point higher in the U.S. (2.70% versus 1.40%). Earnings growth in Europe may be close to 15% based on current indications. As far as the exchange rate is concerned, we expect the euro to strengthen, but probably not before bottoming out below parity against the U.S. dollar.

HOW DID FEDERATED EUROPEAN GROWTH FUND PERFORM DURING ITS 1999 FISCAL YEAR?

As of November 30, 1999, the fund registered 12-month total returns of 15.68% for Class A Shares, 14.80% for Class B Shares and 14.85% for Class C Shares, based on net asset value. 2 These returns exceeded the 14.03% total return of the 107 European region funds tracked by Lipper Analytical Services, Inc.3 The fund also outperformed the 9.72% return of the European market, as measured by the MSCI Europe Index.

HOW DID THE FUND'S SECTOR EXPOSURE CHANGE DURING THE REPORTING PERIOD?

The most significant sector change to the fund was the shift toward the retail sector across Europe. We maintained our overweighted position in the telecommunications sector, but on the other hand, we decreased our holdings in selected pharmaceutical and financial names, particularly in the insurance sector in the face of rising bond yields. Additionally, earlier in the fiscal year, the fund added targeted stocks in specific cyclical sectors.

2 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 9.31%, 9.30%, and 13.85%, respectively.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

HOW WERE THE FUND'S ASSETS ALLOCATED AMONG SECTORS, AND WHAT WERE THE TOP TEN HOLDINGS AS OF NOVEMBER 30, 1999?




                            PERCENTAGE OF
SECTOR                      NET ASSETS
Finance                     17.5%
Capital Equipment           15.4%
Telecommunications          13.6%
Energy                      10.0%
Services                    10.0%
Consumer Goods               9.8%
Merchandising                8.9%
Broadcasting & Publishing    7.6%
Materials                    4.3%






MARKET

                                                              PERCENTAGE OF
CAPITALIZATION

NAME                                         COUNTRY          NET ASSETS      ($
BILLION)

TotalFina                                    France             3.5%          $
95.9

Mannesmann AG                                Germany            3.3%          $
82.0

Nokia Oyj                                    Finland            3.1%
$171.7

Telefonica SA                                Spain              2.3%          $
67.9

STMicroelectronics NV, ADR                   France             2.3%          $
38.7

Glaxo Wellcome PLC                           United Kingdom     2.2%
$108.7

Koninklijke (Royal) Philips Electronics NV   Netherlands        2.1%          $
41.3

Vivendi                                      France             2.1%          $
47.2

Union Electrica Fenosa SA                    Spain              2.0%          $
5.1

Prudential Corp.                             United Kingdom     2.0%          $
32.0
TOTAL
24.9%


WHAT WERE SOME OF THE FUND'S RECENT STOCK PURCHASES?

Our recent purchases included the following:

HAYS (1.1% of net assets): Hays is a United Kingdom-based support services company with strong, consistent revenue-driven earnings growth of 15%. The company has a targeted acquisition and expansion strategy and successfully leverages cross-selling opportunities between divisions.

BOUYGUES (2.0% of net assets): Bouygues is a French conglomerate with a valuable cellular telecommunications business as well as interests in commercial television and construction. Their telecommunications activities are of the greatest interest in the current environment.

M6 (1.1% of net assets): M6 is a leading French private television channel, targeting younger audiences. The company is a direct beneficiary of a new French law limiting advertising on French state television channels. Strong advertising growth in France is driving advertising prices higher, and hence, ongoing earnings upgrades in the sector.

WHAT IS YOUR OUTLOOK FOR EUROPEAN MARKETS IN 2000?

As stated earlier, 2000 should see much better economic growth rates than 1999, driven by an improved external environment and also by healthy domestic demand reflected in recent business, consumer and construction surveys. The euro continues to be an important factor, but its weakness has to be seen in the context of low inflation in Europe. As such, it is a competitive boost for European exporters and not much of a threat to macro-economic stability. As far as equity flows are concerned, there may be a slowdown in December and January because of millennium concerns, but we expect a strong resumption once any year 2000-related uncertainty has been cleared.

Last Meeting of Shareholders

A Special Meeting of shareholders of Federated European Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc., was held on December 17, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 3,637,905 total outstanding shares.

The following items were considered by shareholders and the results of their voting were as follows.

AGENDA ITEM 1

Elected Directors: 1




                                           SHARES             SHARES
                                           VOTED FOR          WITHHELD
Thomas G. Bigley                           2,723,016          54,769
Nicholas P. Constantakis                   2,724,690          53,095
John F. Cunningham                         2,724,690          53,095
J. Christopher Donahue                     2,724,690          53,095
Charles F. Mansfield, Jr.                  2,723,526          54,259
John E. Murray, Jr., J.D., S.J.D.          2,721,549          56,236
John S. Walsh                              2,725,002          52,783


1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

 Director elections will become effective January 1, 2000.

AGENDA ITEM 2

Made changes to the Fund's fundamental investment policies:

(a) Amended the Fund's fundamental investment policy regarding diversification.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,582,267          24,590         1,153,001


(b) Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,746,320          35,916         995,549


(c) Amended the Fund's fundamental investment policy regarding investments in real estate.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,754,671          31,596         991,518


(d) Amended the Fund's fundamental investment policy regarding investments in commodities.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,742,478          44,931         990,376


(e) Amended the Fund's fundamental investment policy regarding underwriting securities.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,746,814          38,040         992,931


(f) Amended the Fund's fundamental investment policy regarding lending assets.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,734,605          48,208         994,972


(g) Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,739,608          45,370         992,807


(h) Amended and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,723,881          54,855         999,049


(i) Amended and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,725,947          51,726         1,000,112


AGENDA ITEM 3

Eliminated the Fund's fundamental investment policy regarding selling securities short.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,726,753          56,141         994,891


AGENDA ITEM 4

Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.




                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,727,008          64,603         986,174


Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $4,000 IN THE CLASS A SHARES OF FEDERATED EUROPEAN GROWTH FUND ON 2/28/96, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $7,380 ON 11/30/99. YOU WOULD HAVE EARNED A 17.83% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends and you gain the benefit of compounding.

As of 12/31/99, the Class A Shares' 1-year and since inception (2/28/96) average annual total returns were 20.57% and 21.30%, respectively. Class B Shares' 1-year and since inception (2/28/96) average annual total returns were 21.11% and 21.71%, respectively. Class C Shares' 1-year and since inception (2/28/96) average annual total returns were 25.72% and 22.09%, respectively. 2

[Graphic representation omitted.  Please see Appendix A9.]

1 Total returns represent the change in the value of an investment after reinvesting all income and capital gains, and take into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge and Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR THREE YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $5,568.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated European Growth Fund on 2/28/96, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $4,000, but your account would have reached a total value of $5,568 1 by 11/30/99. You would have earned an average annual total return of 15.18%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in equity securities of European companies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted.  Please see Appendix A10.]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated European Growth Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated European Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                             9.31%
Start of Performance (2/28/96)    17.83%



[Graphic representation omitted.  Please see Appendix A11.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated European Growth Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated European Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                              9.30%
Start of Performance (2/28/96)     18.20%



[Graphic representation omitted.  Please see Appendix A12.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 3.00% on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated European Growth Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph above illustrates the hypothetical investment of $10,000 1 in Federated European Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                            13.85%
Start of Performance (2/28/96)    18.64%



[Graphic representation omitted.  Please see Appendix A13.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999




                                                   VALUE IN
SHARES                                         U.S. DOLLARS
                COMMON STOCKS-96.2%
                APPLIANCES & HOUSEHOLD
                DURABLES-2.1%
     11,000     Koninklijke (Royal)
                Philips Electronics NV          $  1,339,652
                BANKING-10.1%
      6,100     Alpha Credit Bank                    490,012
     40,276     Banco Pinto & Sotto Mayor            864,527
    172,500   1 Banco Portugues do

                Atlantico                            693,609
     40,549     Barclays PLC                       1,170,372
     91,000     Christiania Bank OG

                Kreditkasse                          420,021
     15,100     Commerzbank AG, Frankfurt            490,749
     23,600     Dresdner Bank AG,
                Frankfurt                          1,115,418
     52,300     National Westminster Bank,
                PLC, London                        1,203,465
                TOTAL                              6,448,173
                BROADCASTING & PUBLISHING-7.6%
     12,000   1 Antenna Hungaria                     218,606
     48,800     Arnoldo Mondadori Editore
                SPA                                1,000,284
     34,000     Class Editori SPA                    322,419
     20,000     Hachette Filipacchi Medias         1,029,920
      2,090     M6 Metropole Television              688,726
      4,700     Societe Europeenne des
                Satellites                           592,053
     33,000     Wolters Kluwer NV                    996,009
                TOTAL                              4,848,017
                BUILDING MATERIALS &
                COMPONENTS-0.9%
      9,500     Ciments Francais, Class A            583,991
                BUSINESS & PUBLIC
                SERVICES-6.1%
     45,000     Hays PLC                             685,301
    180,000     Rentokil Initial PLC                 693,194
    106,000     Reuters Group PLC                  1,184,075
     16,400     Vivendi                            1,313,904
                TOTAL                              3,876,474
                CONSTRUCTION & HOUSING-2.0%
      2,700     Bouygues                           1,246,183
                                                   VALUE IN
SHARES                                         U.S. DOLLARS
                COMMON STOCKS-continued
                DATA PROCESSING &
                REPRODUCTION-1.7%
     20,200     CMG PLC                        $   1,067,825
                ELECTRICAL & ELECTRONICS-3.1%
     14,130     Nokia Oyj                          2,002,074
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-4.8%
      9,500   1 ASM Lithography Holding NV           923,854
      6,000   1 SCM Microsystems, Inc.               359,767
     11,500     STMicroelectronics NV, ADR         1,436,062
     24,000   1 Tandberg Television ASA              312,671
                TOTAL                              3,032,354
                ENERGY SOURCES-5.6%
     77,476     BP Amoco PLC                         791,319
     75,000     Enterprise Oil PLC                   538,194
     16,744     TotalFina SA, Class B              2,229,024
                TOTAL                              3,558,537
                FINANCIAL SERVICES-1.7%
     95,600     Halifax Group PLC                  1,093,056
                FOREST PRODUCTS & PAPER-1.5%
      8,500     Empresa Nacional de Celulosa         161,038
     27,000     Metsa-Serla Oy, Class B              266,651
    476,000     Rottneros AB                         548,284
                TOTAL                                975,973
                HEALTH & PERSONAL CARE-6.8%
        220     Ares-Serono Group                    381,911
     25,100     AstraZeneca Group PLC              1,118,318
     47,838     Glaxo Wellcome PLC                 1,431,104
     10,000     Rhone-Poulenc                        619,766
     55,218     Smithkline Beecham PLC               742,290
                TOTAL                              4,293,389
                INDUSTRIAL COMPONENTS-0.7%
     23,080     Continental AG                       460,525
                INSURANCE-5.7%
      6,820     AXA                                  920,275
     20,000     CNP Assurances                       654,836
    111,000  2  Norwich Union PLC                    789,447
                                                   VALUE IN
SHARES                                         U.S. DOLLARS
                COMMON STOCKS-continued
                INSURANCE-CONTINUED
     76,534     Prudential Corp., PLC          $   1,263,165
                TOTAL                              3,627,723
                LEISURE & TOURISM-2.9%
     73,000     Carlton Communications PLC           642,580
     15,000     Endemol Entertainment
                Holding NV                           652,266
    120,000   1 TelePizza SA                         551,441
                TOTAL                              1,846,287
                MACHINERY & ENGINEERING-1.8%
    163,600   2 Jot Automation Group Oyj           1,112,858
                MERCHANDISING-8.9%
      4,560     Carrefour SA                         794,993
     20,600     Centros Comerciales
                Continente, SA                       465,639
      6,560     Etablissements Economiques
                du Casino Guichard-Perrachon         819,744
    300,000     Marks & Spencer PLC                1,210,339
      5,030     Pinault-Printemps-Redoute SA       1,049,279
    173,200     Sainsbury (J) PLC                    856,199
     18,500     Vendex KBB NV                        488,456
                TOTAL                              5,684,649
                METALS - STEEL-1.9%
     22,490   1 Thyssen Krupp AG                     591,538
     42,000     Usinor Sacilor                       643,347
                TOTAL                              1,234,885
                MULTI-INDUSTRY-1.3%
      7,500     Metallgesellschaft AG                138,692
        300     Richemont (cie fin)                  669,853
                TOTAL                                808,545
                TELECOMMUNICATIONS-13.6%
     37,528     British Telecommunication
                PLC                                  752,838
     50,439     Cable & Wireless

                Communications PLC                   640,645
      9,000   1 Esat Telecom Group PLC, ADR          585,562
     14,427     KPN NV                               803,996
     10,000     Mannesmann AG                      2,079,995
     38,200   1 Orange PLC                         1,157,397
      9,050     Tele Danmark AS, Class B             583,476
SHARES OR

PRINCIPAL                                          VALUE IN
AMOUNT                                         U.S. DOLLARS
                COMMON STOCKS-continued
                TELECOMMUNICATIONS-
                CONTINUED

     71,167     Telefonica SA                  $   1,483,097
    122,000     Vodafone Airtouch PLC                574,887
                TOTAL                              8,661,893
                TRANSPORTATION - AIRLINES-
                1.0%

     30,000     Deutsche Lufthansa AG                660,882
                UTILITIES - ELECTRICAL &
                GAS-4.4%

     38,000     Iberdrola SA                         529,996
     75,000     Union Electrica Fenosa SA          1,265,230
     59,360     Viag AG                              981,048
                TOTAL                              2,776,274
                TOTAL COMMON STOCKS
                (IDENTIFIED COST
                $51,500,404)                      61,240,219
                PREFERRED STOCKS-0.9%
        210     Porsche AG (identified

                cost $586,777)                       571,394
                REPURCHASE AGREEMENT-1.1% 3
  $ 695,000     J.P. Morgan & Co., Inc.,
                5.71%, dated 11/30/1999,
                due 12/1/1999 (at
                amortized cost)                      695,000
                TOTAL INVESTMENTS
                (IDENTIFIED COST
                $52,782,181) 4                  $ 62,506,613


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At November 30, 1999, these securities amounted to $1,902,305 which represents 3.0% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $52,820,022. The net unrealized appreciation of investments on a federal tax basis amounts to $9,686,591 which is comprised of $10,830,460 appreciation and $1,143,869 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($63,644,542) at November 30, 1999.

The following acronym is used throughout this portfolio:

ADR -American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$52,782,181 and tax
cost $52,820,022)                             $ 62,506,613
Income receivable                                  100,382
Receivable for investments
sold                                             1,118,485
Receivable for shares sold                         416,103
Net receivable for foreign
currency exchange
contracts                                            1,857
Deferred organizational
costs                                               12,995
TOTAL ASSETS                                    64,156,435
LIABILITIES:
Payable for shares

redeemed                        $ 429,299
Payable to bank                     7,019
Payable for taxes withheld          3,638
Accrued expenses                   71,937
TOTAL LIABILITIES                                  511,893
Net assets for 3,658,812
shares outstanding                            $ 63,644,542
NET ASSETS CONSIST OF:
Paid-in capital                               $ 49,944,853
Net unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                         9,712,420
Accumulated net realized
gain on investments and
foreign currency
transactions                                     4,018,490
Net operating loss                                 (31,221)
TOTAL NET ASSETS                              $ 63,644,542
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($37,554,742 / 2,133,238
shares outstanding)                                 $17.60
Offering Price Per Share
(100/94.50 of $17.60) 1                             $18.62
Redemption Proceeds Per
Share                                               $17.60
CLASS B SHARES:
Net Asset Value Per Share
($20,765,205 / 1,213,382
shares outstanding)                                 $17.11
Offering Price Per Share                            $17.11
Redemption Proceeds Per
Share (94.50/100 of
$17.11) 1                                           $16.17
CLASS C SHARES:
Net Asset Value Per Share
($5,324,595 / 312,192
shares outstanding)                                 $17.06
Offering Price Per Share                            $17.06
Redemption Proceeds Per
Share (99.00/100 of
$17.06) 1                                           $16.89


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999




INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of
$122,202)                                        $   837,066
Interest                                              44,230
TOTAL INCOME                                         881,296
EXPENSES:
Investment adviser fee         $   585,373
Administrative personnel
and services fee                   185,000
Custodian fees                      96,361
Transfer and dividend
disbursing agent fees and
expenses                           121,478
Directors'/Trustees' fees            1,854
Auditing fees                       21,619
Legal fees                           3,047
Portfolio accounting fees           80,567
Distribution services fee-
Class B Shares                     144,602
Distribution services fee-
Class C Shares                      30,513
Shareholder services fee-
Class A Shares                      87,972
Shareholder services fee-
Class B Shares                      48,201
Shareholder services fee-
Class C Shares                      10,171
Share registration costs            38,494
Printing and postage                36,948
Taxes                                3,348
Miscellaneous                       14,337
TOTAL EXPENSES                   1,509,885
WAIVER:
Waiver of investment

adviser fee                       (255,109)
Net expenses                                       1,254,776
Net operating loss                                  (373,480)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on
investments and foreign
currency transactions                              4,380,564
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                           4,650,605
Net realized and
unrealized gain on
investments and foreign
currency                                           9,031,169
Change in net assets
resulting from operations                        $ 8,657,689


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




YEAR ENDED NOVEMBER 30                        1999            1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income (net
operating loss)                      $    (373,480)  $       8,236
Net realized gain on
investments and foreign
currency transactions
($4,508,856 and
$2,436,500, respectively,
as computed for federal tax
purposes)                                4,380,564       2,230,667
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                 4,650,605       3,436,370
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                8,657,689       5,675,273
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
realized gains on
investments and foreign
currency transactions
Class A Shares                          (1,455,402)       (537,759)
Class B Shares                            (704,605)       (185,127)
Class C Shares                             (98,397)        (23,411)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                         (2,258,404)       (746,297)
SHARE TRANSACTIONS:
Proceeds from sale of shares            68,140,970      99,816,917
Net asset value of shares
issued to shareholders in
payment of
distributions declared                   2,042,096         675,579
Cost of shares redeemed                (73,859,459)    (68,056,951)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                            (3,676,393)     32,435,545
Change in net assets                     2,722,892      37,364,521
NET ASSETS:
Beginning of period                     60,921,650      23,557,129
End of period                        $  63,644,542   $  60,921,650


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30             1999         1998         1997       1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD                        $15.79       $13.33       $11.80     $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                   (0.06) 2      0.04         0.06 2     0.14
Net realized and
unrealized gain on
investments and
foreign currency                   2.47         2.84         1.93       1.66
TOTAL FROM INVESTMENT
OPERATIONS                         2.41         2.88         1.99       1.80
LESS DISTRIBUTIONS:
Distributions from net
investment income                     -            -        (0.09)         -
Distributions from net
realized gain on
investments and foreign
currency transactions             (0.60)        (0.42)      (0.37)         -
TOTAL DISTRIBUTIONS               (0.60)        (0.42)      (0.46)         -
NET ASSET VALUE, END OF
PERIOD                           $17.60        $15.79      $13.33     $11.80
TOTAL RETURN 3                    15.68%        22.13%      17.54%     18.00%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                           1.84%         1.85%       1.91%      1.75% 4
Net investment income (net
operating loss)                   (0.36%)        0.24%       0.50%      1.60% 4
Expense
waiver/reimbursement 5             0.44%         0.63%       2.79%     11.10% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                   $37,555       $40,543     $17,008     $3,318
Portfolio turnover                  226%          175%        119%        58%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30           1999          1998         1997         1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD                      $15.48        $13.18       $11.74       $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                 (0.16)  2     (0.00)  3    (0.03)  2     0.01
Net realized and
unrealized gain on
investments and
foreign currency                 2.39          2.72         1.91         1.73
TOTAL FROM INVESTMENT
OPERATIONS                       2.23          2.72         1.88         1.74
LESS DISTRIBUTIONS:
Distributions from net
investment income                   -             -        (0.07)           -
Distributions from net
realized gain on
investments and foreign
currency transactions           (0.60)        (0.42)       (0.37)           -
TOTAL DISTRIBUTIONS             (0.60)        (0.42)       (0.44)           -
NET ASSET VALUE, END OF
PERIOD                         $17.11        $15.48       $13.18       $11.74
TOTAL RETURN 4                  14.80%        21.14%       16.61%       17.40%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         2.59%         2.60%        2.66%        2.50% 5
Net investment income (net
operating loss)                 (1.11%)       (0.51%)      (0.25%)       0.08% 5
Expense
waiver/reimbursement 6           0.44%         0.63%        2.79%       11.10% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $20,765       $17,952       $5,781       $1,215
Portfolio turnover                226%          175%         119%          58%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average share outstanding.

3 Per share amount does not round to ($0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30          1999         1998         1997          1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $15.43       $13.15       $11.73        $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                (0.17) 2     (0.00) 3     (0.03) 2       0.01
Net realized and
unrealized gain on
investments and
foreign currency                2.40         2.70         1.90          1.72
TOTAL FROM INVESTMENT
OPERATIONS                      2.23         2.70         1.87          1.73
LESS DISTRIBUTIONS:
Distributions from net
investment income                  -            -        (0.08)           -
Distributions from net
realized gain on
investments and foreign
currency transactions          (0.60)       (0.42)       (0.37)           -
TOTAL DISTRIBUTIONS            (0.60)       (0.42)       (0.45)           -
NET ASSET VALUE, END OF
PERIOD                        $17.06       $15.43       $13.15       $11.73
TOTAL RETURN 4                 14.85%       21.03%       16.55%       17.30%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                        2.59%        2.60%        2.66%        2.50% 5
Net investment income (net
operating loss)                (1.11%)      (0.51%)      (0.23%)       0.09% 5
Expense
waiver/reimbursement 6          0.44%        0.63%        2.79%       11.06% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $5,325       $2,426         $768         $176
Portfolio turnover               226%         175%         119%          58%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average share outstanding.

3 Per share amount does not round to ($0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated European Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss. The following reclassifications have been made to the financial statements.




                      INCREASE (DECREASE)
ACCUMULATED NET REALIZED
GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS      NET OPERATING LOSS
$(342,259)                         $342,259


Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 1999, the Fund had outstanding foreign currency commitments set forth below:





UNREALIZED

APPRECIATION

SETTLEMENT DATE        CONTRACTS TO DELIVER    IN EXCHANGE FOR   CONTRACTS AT VALUE
(DEPRECIATION)
CONTRACTS SOLD:

12/1/1999              412,529 euro Currency   $419,158          $415,727
$ 3,431

12/2/1999              419,256 euro Currency   $420,932          $422,506
$(1,574)

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS:
$ 1,857


FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:




                   NUMBER OF PAR VALUE
SHARE CLASS NAME   CAPITAL STOCK AUTHORIZED
Class A Shares     100,000,000
Class B Shares     100,000,000
Class C Shares     100,000,000
TOTAL              300,000,000


Transactions in capital stock were as follows:




YEAR ENDED NOVEMBER 30                     1999                             1998
CLASS A SHARES:                 SHARES             AMOUNT          SHARES
AMOUNT


Shares sold                    1,985,022       $  31,450,041      3,402,428       $
52,837,745

Shares issued to
shareholders in payment of
distributions declared            83,205           1,309,645
35,977             481,005
Shares redeemed               (2,502,252)        (39,556,935)    (2,147,001)
(33,498,819)

NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                    (434,025)      $  (6,797,249)     1,291,404       $
19,819,931

YEAR ENDED NOVEMBER 30                     1999                             1998
CLASS B SHARES:                 SHARES             AMOUNT          SHARES
AMOUNT


Shares sold                      981,270       $  15,029,609      1,811,616       $
27,679,163

Shares issued to
shareholders in payment of
distributions declared            41,728             643,449
13,211             174,502
Shares redeemed                 (969,066)        (14,848,134)    (1,104,050)
(16,670,573)

NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                      53,932       $     824,924        720,777       $
11,183,092

YEAR ENDED NOVEMBER 30                     1999                              1998
CLASS C SHARES:                  SHARES             AMOUNT
SHARES             AMOUNT

Shares sold                    1,414,104       $  21,661,320      1,284,262       $
19,300,009

Shares issued to
shareholders in payment of
distributions declared             5,794              89,002
1,523              20,072
Shares redeemed               (1,264,995)        (19,454,390)    (1,186,882)
(17,887,559)

NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                     154,903       $   2,295,932         98,903       $
1,432,522
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS              (225,190)     $   (3,676,393)     2,111,084       $
32,435,545


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.




                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


Class A Shares did not incur a distribution services fee for the fiscal year ended November 30, 1999, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $42,822 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the fiscal year ended November 30, 1999, the Fund expensed $11,107 of organizational expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 1999, were as follows:




Purchases   $128,018,125
Sales       $137,689,291


CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1999, the diversification of countries was as follows:




                  PERCENTAGE OF
COUNTRY           NET ASSETS
United Kingdom    30.6%
France            22.1%
Germany           11.1%
Netherlands        8.2%
Spain              7.0%
Finland            5.3%
Portugal           2.5%
Italy              2.1%
Switzerland        1.7%
United States      1.7%
Norway             1.2%
Denmark            0.9%
Ireland            0.9%
Luxembourg         0.9%
Sweden             0.9%
Greece             0.8%
Hungary            0.3%


LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the fiscal year ended November 30, 1999.

Report Of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. AND

SHAREHOLDERS OF FEDERATED EUROPEAN GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated European Growth Fund (the Fund) (one of the portfolios constituting the World Investment Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated European Growth Fund of World Investment Series, Inc. at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young
[Graphic]

Boston, Massachusetts

January 21, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY A. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

JAMES O. PERRY

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 ANNUAL REPORT

AS OF NOVEMBER 30, 1999

Federated European Growth Fund

Established 1996

4TH ANNUAL REPORT

 [Graphic]
 Federated

 Federated European Growth Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 981487861

Cusip 981487853

Cusip 981487846

G01979-01 (1/00)

 [Graphic]








[Graphic]




RICHARD B. FISHER

President

Federated Emerging Markets Fund

President's Message

Dear Fellow Shareholder:

Federated Emerging Markets Fund was created in 1996, and I am pleased to present its fourth Annual Report. The fund provides access to stock and bond investments in 20-30 emerging markets offering shareholders significant long-term investment opportunities from a select portfolio of many large and small company stocks. 1 The fund invests in countries located in Africa, Latin America, most of Asia and parts of Europe. Currently, the fund's equity holdings represent 24 countries and 168 corporations, and the fund's net assets totaled $60.5 million as of November 30, 1999.

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Chris Matyszewski, Vice President of Federated Global Investment Management Corp. Following his discussion of emerging markets' economic and market conditions, and fund's investment strategy are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

The fund's strong total return performance over the past 12 months reflects a return of investor confidence to the emerging markets asset class in general and the fund in particular. During the 12-month reporting period, the fund was able to participate in gains that occurred as market leadership changed from sector to sector. As a result, the fund outperformed the average emerging markets fund, and the fund's benchmark index. Individual share class total return performance for the 12-month reporting period follows. 2




TOTAL RETURN NET ASSET VALUE INCREASE             Class A Shares 46.31% $8.40 to
$12.29 = 46.31% Class B Shares 45.20% $8.23 to $11.95 = 45.20% Class C Shares
45.44% $8.23 to $11.97 = 45.44%


1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, emerging market structures may be less diverse and mature, and their political systems may be less stable.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 38.25%, 39.70%, and 44.44%, respectively.

Investing in emerging foreign markets, in which there is so much potential for growth, is clearly a long-term proposition. There could be volatile periods of negative returns, which we had experienced in the fund's previous fiscal year, and strong gains, as we have experienced in this past fiscal year.

In this investment environment, I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to utilize the dollar-cost averaging method of investing. By investing the same amount regularly, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account regularly and reinvesting your annual dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding. 3

Thank you for your confidence in Federated Emerging Markets Fund. We will continue to keep you up-to-date on the details of your investment. We appreciate your entrusting a portion of your wealth with the fund.

Sincerely,

[Graphic]

Richard B. Fisher

President

January 15, 2000

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue purchases during periods of low price levels.

[Graphic]

CHRISTOPHER MATYSZEWSKI

Vice President

Federated Global Investment Management Corp.

Investment Review

WHAT ARE YOUR COMMENTS ON THE EMERGING MARKETPLACE, WHICH RECORDED EXTREMELY STRONG PERFORMANCE OVER THE FUND'S FISCAL YEAR?

Over the last 12 months, we have witnessed an amazing reversal in investor sentiment, followed by substantial inflows of funds into emerging markets. By November of 1998, rounds of global interest rate cuts were just beginning to have an effect on equity prices, though at that time, the Russian ruble devaluation and debt moratorium were fresh in investors' minds. Having experienced the Asian crisis a year earlier, investors were not fully convinced on the recovery in share prices.

Across emerging markets, though, the coordinated easing of global monetary policy provided the necessary breathing room to begin restructuring. Countries throughout Asia were in a position to improve their current account balances while corporations focused on restructuring their balance sheets.

In addition, rising commodity prices benefited a number of export economies. In Mexico, for example, the rebound in oil prices coupled with the promise of stronger corporate earnings produced very attractive equity levels. The surge in oil prices and optimism toward successful debt restructuring helped the Russian equity markets.

A third factor contributing to a rebound in emerging economies was the strength of the Japanese yen. From a level of approximately 123 yen to the U.S. dollar in mid year 1999, the yen appreciated to 103 by the end of November. As an integral part of the Pacific Rim economy, Japan was in a healthier position to purchase emerging Asian markets' exports. Additionally, a stronger yen meant these products were priced more competitively on the world market as compared to their Japanese counterparts.

The year was not without trial, however. In January, Brazil's "Real Plan" was finally abandoned, and the country's currency declined by over 40%. While sharp equity market declines ensued, the newly appointed head of the central bank helped to restore a considerable amount of confidence. Additionally, toward the latter part of 1999, a positive outlook for corporate earnings in Indonesia was overshadowed by banking scandal and clashing in East Timor and Aceh.

While much of 1999 was categorized by liquidity-driven rallies and a theme of economic recovery, investors sought securities with strong earnings growth potential by the fund's fiscal year end. Technology shares performed particularly well in Asia, prompted by strong demand coming from the U.S. and Europe, for quality products manufactured by globally competitive companies based in countries such as Korea and Taiwan.

WHAT WERE THE FUND'S TOTAL RETURNS OVER THE 12-MONTH REPORTING PERIOD?

The fund recorded very strong 12-month returns across all share classes. Returns for the fund, based on net asset value, were: Class A Shares, 46.31%; Class B Shares, 45.20%; and Class C Shares 45.44%. 1 The fund's returns were greater than the 42.36% average total return of the 180 emerging market mutual funds tracked by Lipper Analytical Services, Inc.2 The fund's benchmark, the International Finance Corporation ("IFC") Investable Composite Index, produced a 41.81% return.3

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 38.25%, 39.70%, and 44.44%, respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

3 IFC Investable Composite Index/Price Only is an investable, unmanaged market capitalization-weighted, price-only index of over 1,000 securities in 26 emerging market countries. Investments cannot be made in an index.

AS A RISK-CONTROL MEASURE, THE FUND IS BROADLY DIVERSIFIED AMONG MARKETS AND SECURITIES. WHAT COUNTRIES AND HOLDINGS EXERTED THE GREATEST INFLUENCE ON THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD?

Over the course of our fiscal year, factors affecting emerging markets have changed dramatically. Our sector diversification has allowed us to take advantage of these changes.

Early in the year, the series of global interest rate cuts initiated recovery rallies in which our financial stocks provided strong returns. By summer, concerns toward the future direction of U.S. interest rates, coupled with surging gold prices, provided an environment in which our cyclicals and resource producers outperformed. By late fall, investors turned from simply buying the recovery story in the asset class to buying earnings growth; the strong performance of our technology-related stocks is evidence of this.

On a country basis, investing in those markets that placed emphasis on corporate restructuring proved beneficial. In this regard, Korea was one of the top-performing emerging markets. Additionally, our overweighted position in Turkey, with its positive political changes, declining interest rates, and moves to attract more direct foreign investment, provided the fund with strong returns.

WHAT WERE THE FUND'S COUNTRY ALLOCATIONS AS OF NOVEMBER 30, 1999?

The portfolio was well diversified across the following 25 countries:




PERCENTAGE OF
COUNTRY NET ASSETS
        Korea 15.32% Turkey 9.49% India 9.31% Mexico 9.09% Brazil 6.65%

South Africa 5.02%
United States 5.00%
China 4.56% Egypt 3.86% Thailand 3.55% Greece 3.45% Ghana 3.15% Taiwan 2.89%
Hungary 2.79% Poland 2.55%

Indonesia 2.04% Argentina 1.76% Malaysia 1.51% Philippines 1.50% Kenya 1.44%
Peru 1.18% Mauritius 1.12% Chile 0.59% Malawi 0.20% Zimbabwe 0.19%


WHAT WERE THE FUND'S TOP HOLDINGS AS OF NOVEMBER 30, 1999?




PERCENTAGE

NAME COUNTRY OF ASSETS INDUSTRY
SSB Banks Ghana 2.69% Banking

Telefonos de Mexico SA, Class L, ADR Mexico 1.99% Telecommunications
Samsung Electronics Co. Korea 1.98% Appliances & Household Durables
Sri Adhikari Brothers Television Network, Ltd. India 1.83% Business & Public
Services
Software Solutions India 1.36% Business & Public Services
SK Telecom Co. Ltd. Korea 1.34% Telecommunications
China Telecom (Hong Kong) Ltd. China 1.32% Telecommunications
Serome Technology Korea 1.31% Business & Public Services
Satyam Computer Services Ltd. India 1.30% Business & Public Services
Hurriyet Gazetecilik ve Matbaacilik AS Turkey 1.17% Broadcasting & Publishing
TOTAL 16.29%


AS WE LEAVE AN EXCEPTIONALLY STRONG YEAR FOR THE FUND AND ENTER THE YEAR 2000, HOW BULLISH ARE YOU ON THE EMERGING MARKETPLACE AND WHY?

Entering the new millennium, we are extremely bullish on the emerging markets. We see a number of factors driving up equity prices over the next several years. In the forefront is the same theme that is driving up the stock prices in the developed markets-technology. It would appear most emerging markets are three to five years behind in the development cycle with regard to Internet, wireless, biotechnology, and other technological advances benefiting the developed world today. The enormous benefits that wireless/Internet technologies could bring to the millions of people living in infrastructure-starved countries, such as India and China, have yet to be realized.

Other factors benefiting the companies in which we invest in the emerging markets are: improving exports and current account balances, corporate restructuring, privatization, and financial deregulation.

The events that took place in 1998 translated into depreciating currencies in most of the emerging markets. This resulted in lowering imports for most countries and a boom for exporting countries with globally competitive industries. The end result has been improving current account balances for a large number of countries, particularly for exporting nations in Asia.

Corporate restructuring is a completely new theme in these markets. Finally, out of necessity created by the downturn in 1998, the companies are focusing on increasing shareholder returns through various measures such as increasing productivity and cost cutting. A number of governments around the world are accelerating the privatization process and transferring inefficiently run state entities into efficient private hands.

Another theme that is gathering speed in the emerging markets is the deregulation in the financial services segment. This should eventually lead to better intermediation and competition in the industry, thereby lowering the cost of funds for the rest of the economy.

Rapid changes are taking place in the emerging markets world that will have a positive impact on peoples' lifestyles and the companies operating in these markets. For us, this is a very convincing case for investment, and we are excited about the future prospects.

Last Meeting of Shareholders

A Special Meeting of shareholders of Federated Emerging Markets Fund (the "Fund"), a portfolio of World Investment Series, Inc., was held on December 17, 1999. On September 7, 1999, the record date for the shareholders voting at the meeting, there were 4,785,336 total outstanding shares.

The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Elected Directors: 1




WITHHELD

SHARES AUTHORITY
VOTED FOR TO VOTE
Thomas G. Bigley 3,632,265 49,456
Nicholas P. Constantakis 3,632,043 49,678
John F. Cunningham 3,631,516 50,205
J. Christopher Donahue 3,632,081 49,640
Charles F. Mansfield, Jr. 3,631,516 50,205
John E. Murray, Jr., J.D., S.J.D. 3,632,265 49,456
John S. Walsh 3,630,635 51,086


1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

Director elections will become effective January 1, 2000.

AGENDA ITEM 2

Made changes to the Fund's fundamental investment policies:

(a) Amended the Fund's fundamental investment policy regarding diversification.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,639,118 71,873 900,826


(b) Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,764,066 72,346 845,309


(c) Amended the Fund's fundamental investment policy regarding investments in real estate.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,776,680 63,903 841,138


(d) Amended the Fund's fundamental investment policy regarding investments in commodities.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,761,522 75,573 844,626


(e) Amended the Fund's fundamental investment policy regarding underwriting securities.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,768,122 69,503 844,096


(f) Amended the Fund's fundamental investment policy regarding lending assets.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,759,115 77,346 845,260



(g) Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,774,087 65,468 842,166


(h) Amended, and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,745,192 92,456 844,073


(i) Amended, and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,753,127 86,215 842,379


AGENDA ITEM 3

Eliminated certain fundamental investment policies of the Fund:

Removed the Fund's fundamental investment policy regarding selling securities short.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,758,084 75,249 848,388


AGENDA ITEM 4

Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.




ABSTENTIONS

SHARES SHARES VOTED AND BROKER
VOTED FOR AGAINST NON-VOTES
2,722,844 107,559 851,318


Where in the World Should You Invest?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND

FEDERATED EMERGING MARKETS FUND

FEDERATED EUROPEAN GROWTH FUND

FEDERATED GLOBAL EQUITY INCOME FUND

FEDERATED GLOBAL FINANCIAL SERVICES FUND

FEDERATED INTERNATIONAL GROWTH FUND

FEDERATED INTERNATIONAL EQUITY FUND

FEDERATED INTERNATIONAL HIGH INCOME FUND

FEDERATED INTERNATIONAL INCOME FUND

FEDERATED INTERNATIONAL SMALL COMPANY FUND

FEDERATED LATIN AMERICAN GROWTH FUND

FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential

Call your investment representative to buy shares of 10 international equity funds and two international income funds from Federated Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Federated Emerging Markets Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Emerging Markets Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the International Finance Corporation Investable Composite Index (IFCIC).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year 38.25%
Start of Performance (2/28/96) 4.07%



[Please see Appendix A6]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCIC has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The IFCIC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Emerging Markets Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Emerging Markets Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the International Finance Corporation Investable Composite Index (IFCIC).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year 39.70%
Start of Performance (2/28/96) 4.15%



[Please see Appendix A7]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 3.00% on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCIC has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The IFCIC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Emerging Markets Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Emerging Markets Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the International Finance Corporation Investable Composite Index (IFCIC).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year 44.44%
Start of Performance (2/28/96) 4.90%



[Please see Appendix A8]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCIC has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The IFCIC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999




VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-91.6%
APPLIANCES & HOUSEHOLD
DURABLES-3.2%
202,000 Guangdong Kelon Electrical
Holdings Co., Ltd., Class H $ 174,261
50,840 Mirae Co. 385,932
5,800 Samsung Electronics Co. 1,200,776
1,336,300 Vestel Elektronik Sanayi
ve Ticaret AS 180,558
TOTAL 1,941,527
AUTOMOBILE-2.1%
9,000,000 Anadolu Isuzu Otomotiv
Sanayi Ve Ticaret AS 317,045
15,000,000 Ford Otomotiv Sanayi AS 340,208
20,690 1 North American Bus
Industries 401,548
500,000 PT Astra International Tbk 228,982
TOTAL 1,287,783
BANKING-14.3%
5,037 Alpha Credit Bank SA 404,622
26,819 Banco Santiago, ADR 548,113
3,000 Bank Slaski SA w Katowicach 170,563
482,000 Citic Ka Wah Bank Ltd. 169,117
120,000 Commerce Asset - Holding
Berhad 262,105
28,000 Commercial International

Bank Egypt 360,205
81,500 Corporation Bank 217,340
182,900 Grupo Financiero Banamex
Accival, SA de CV, Class O 616,397
600,000 Grupo Financiero Bancomer,
SA de CV 222,906
10,000 Housing & Commercial Bank,
Korea 280,354
40,000 Korea Technology Banking Co. 545,180
75,000 Malayan Banking Berhad 256,579
62,800 Mauritius Commercial Bank 229,016
7,200 Misr International Bank 151,676
7,200 National Societe Generale
Bank 96,945
11,000 OTP Bank RT 519,527
370,154 1 PT Bank Pan Indonesia Tbk,
Warrants 8,602
24,500 Shinhan Bank 285,314
2,785,276 1 SSB Banks 1,628,720
277,500 State Bank of Mauritius Ltd. 176,138
VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-continued
BANKING-CONTINUED
269,000 Thai Farmers Bank PCL $ 362,255
15,000,000 Turkiye Garanti Bankasi AS 162,142
28,000 Unibanco Uniao de Bancos
Brasileiros SA, GDR 659,750
18,990,000 Yapi ve Kredi Bankasi AS 348,229
TOTAL 8,681,795
BEVERAGE & TOBACCO-2.7%
128,000 Beijing Enterprises
Holdings Ltd. 198,597
6,400,000 Erciyas Biracilik Ve Malt
Sanayii AS 222,366
80,000 Fomento Economico
Mexicano, SA de CV 299,756
14,480 1 Guinness Ghana Ltd. 4,063
307,000 La Tondena Distillers, Inc. 250,842
146,000 PT Hanjaya Mandala
Sampoerna Tbk 333,315
293,672 Sasini Tea & Coffee Ltd. 169,105
407,447 Union de Cervecerias
Backus y Johnston SAA,
Class I 161,134
TOTAL 1,639,178
BROADCASTING & PUBLISHING-2.8%
11,100 Grupo Televisa SA, GDR 541,819
55,473,830 Hurriyet Gazetecilik ve
Matbaacilik AS 706,721
143,000,000 Sabah Yayincilik AS 469,247
TOTAL 1,717,787
BUILDING MATERIALS &
COMPONENTS-3.1%
30,000 Apasco SA de CV 199,979
59,500 Cemex SA de CV 291,153
360,000 China Merchants Holdings
International Co., Ltd. 292,023
85,200 Siam City Cement PCL 404,309
23,200 Suez Cement Co. 376,890
2,600 Titan Cement Co. SA 306,112
TOTAL 1,870,466
BUSINESS & PUBLIC
SERVICES-13.2%
2,632,000 Culturecom Holdings Ltd. 157,585
70,358 Dimension Data Holdings Ltd. 364,402
31,080 1 Haansoft Inc. 616,640
539,280 1 Home Finance Co. Ltd. 119,451
12,000 1 Insung Information 448,221
25,000 1 Interlink Systems Co. Ltd. 534,829
VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-continued
BUSINESS & PUBLIC
SERVICES-CONTINUED
10,000 1 LG Ad, Inc. $ 550,356
6,000 NIIT Ltd. 324,847
10,000 Pentafour Software &
Exports Ltd. 199,942
112,000 1 SQL Star International Ltd. 664,827
17,863 Satyam Computer Services Ltd. 789,339
12,600 1 Serome Technology Inc. 792,357
6,800 Softbank SA 197,298
28,400 Software Solutions 824,879
71,463 Sri Adhikari Brothers
Television Network Ltd. 1,108,290
2,500,000 Tansas Izmir Buyuksehir
Belediyesi Ic ve Dis
Ticaret AS 332,970
TOTAL 8,026,233
CHEMICALS-1.6%
8,800 Egyptian Financial &
Industrial Co. 70,835
31,700 Grasim Industries Ltd. 324,997
635,000 Thai Petrochemical
Industry PCL 289,118
18,600 Tisza Vegyi Kombinat Rt. 302,667
TOTAL 987,617
CONSTRUCTION & HOUSING-0.9%
28,400 1 Budimex SA 167,471
19,522 Hydrobudowa SA 128,419
200,000 Road Builder (M) Holdings
Berhad 236,842
TOTAL 532,732
DATA PROCESSING &
REPRODUCTION-2.0%
60,000 1, 2 Acer, Inc., GDR 684,000
5,360 Trigem Computer, Inc. 531,723
TOTAL 1,215,723
ELECTRICAL & ELECTRONICS-3.9%
26,800 Endesa SA, ADR 358,450
8,100 1 Infoquest SA 209,854
3,500 Intracom SA 154,903
17,500 Kumho Electric 573,647
4,730 1 Kumho Electric, Rights 57,123
6,000,000 Netas Telekomunik 347,447
37,000 Shin Corp. PCL 235,373
VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-continued
ELECTRICAL & ELECTRONICS-
CONTINUED
545,000 Stone Electronic
Technology Ltd. $ 228,063
1,400 1 Visualsoft (India) Ltd. 198,526
TOTAL 2,363,386
ELECTRONIC COMPONENTS,
INSTRUMENTS-3.6%
100 Aptech Ltd. 3,009
62,181 1 Computer Configurations
Holdings Ltd. 238,519
9,751 1 Hyundai Electronics
Industries Co., Rights 52,992
1,380,000 1 Music Corp. 208,683
40,000 1 Siliconware Precision
Industries Co., GDR 531,000
15,300 1 Taiwan Semiconductor
Manufacturing Co., ADR 547,931
22,000 1 Telson Electronics Co. Ltd. 559,845
TOTAL 2,141,979
ENERGY EQUIPMENT &
SERVICES-0.3%
15,300 Tubos de Acero de Mexico
SA, ADR 192,206
ENERGY SOURCES-0.8%
26,300 Bharat Petroleum Corp. Ltd. 229,341
27,000 1, 2 Polski Koncern Naftowy SA,
GDR 280,800
TOTAL 510,141
FINANCIAL SERVICES-2.7%
9,650,000 Alarko Holding AS 316,659
2,000,000 Celestial Asia Securities
Holdings Ltd. 213,738
60,000,000 1 Dogan Yayin Holding AS 515,379
37,000 1, 2 Lakah Group, GDR 224,775
500,000 National Finance PCL 166,731
100,000 1 Theta Group Ltd. 192,603
TOTAL 1,629,885
FOOD & HOUSEHOLD PRODUCTS-2.6%
3,075 Britannia Industries 57,118
9,000 Cheil Jedang Corp. 694,069
9,440 Goody's SA 286,539
71,500 Innscor Africa Ltd. 27,140
32,100 1 International Food
Industries Co. (Hostess) 380,064
120,000 PT Indofood Sukses Makmur Tbk 131,647
TOTAL 1,576,577
VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-continued
FOREST PRODUCTS & PAPER-0.3%
8,800 Aracruz Celulose SA, ADR $ 179,300
INSURANCE-1.7%
10,000,000 Aksigorta AS 400,529
11,000 1 Enterprise Insurance Co. Ltd. 6,108
12,990 Interamerican Life
Insurance Co. SA 465,984
116,394 Swan Insurance Co., Ltd. 171,161
TOTAL 1,043,782
MERCHANDISING-3.8%
364,400 Big C Supercenter PCL 207,975
109,000 1 Cifra SA de CV, Class V 205,944
13,400 Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar, ADR 357,613
800,000 Migros Turk TAS 328,144
61,100 Organizacion Soriana SA de
CV, Class B 282,120
1,500,000 PT Matahari Putra Prima Tbk 169,172
310,000 PT Tempo Scan Pacific Tbk 206,596
575,400 Profurn Ltd. 568,089
TOTAL 2,325,653
METALS - NON FERROUS-3.6%
221,942 1 Aluworks Ghana Ltd. 163,212
116,400 Billiton PLC 557,650
41,532 Cia de Minas Buenaventura
SA, Class B 342,777
17,500 Grupo Mexico SA, Class B 72,445
18,770 Impala Platinum Holdings Ltd. 683,540
42,200 KGHM Polska Miedz SA 231,002
53,971 Minsur SA 112,907
TOTAL 2,163,533
MINING-0.1%
483,461 Athi River Mining Ltd. 35,932
MISCELLANEOUS MATERIALS &
COMMODITIES-0.5%
5,250 Hellas Can, SA 278,472
VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-continued
MULTI-INDUSTRY-4.1%
130,000 Alfa, SA, Class A $ 564,377
101,000 Citic Pacific Ltd. 273,746
1,280,000 Enka Holding Yatirim AS 370,610
364,000 First Philippine Holdings
Corp., Class B 297,415
130,000 Grupo Carso SA de CV 604,394
12,280,000 Haci Omer Sabanci Holding AS 397,035
TOTAL 2,507,577
REAL ESTATE-1.4%
200,000 China Resources
Enterprises Ltd. 252,366
153,000 1 Consorcio Ara SA de CV 204,628
1,820,000 1 Filinvest Land, Inc. 157,585
337,000 MBK Properties and
Development PCL 209,625
TOTAL 824,204
TELECOMMUNICATIONS-12.0%
150,000 1 China Telecom (Hong Kong) Ltd. 801,519
1,500 Dacom Corp. 375,243
20,300 1 MobiNil 692,832
950 1 Korea Thrunet Co. Ltd.,
Class A 52,844
78,900 Matav RT 478,799
20,000 PT Telekomunikasi
Indonesia, ADR 168,750
350 SK Telecom Co. Ltd. 808,842
32,000 Tele Norte Leste
Participacoes SA, ADR 570,000
17,800 Telecom Argentina Stet -
France Telecom SA, ADR 522,875
6,000 1 Telecomunicacoes
Brasileiras SA, ADR 544,500
13,000 Telefonos de Mexico SA,
Class L, ADR 1,203,313
71,000 1 Telekomunikacja Polska SA 383,649
6,210 Videsh Sanchar Nigam Ltd. 267,779
2,500 Zee Telefilms Ltd. 393,477
TOTAL 7,264,422
TEXTILES & APPAREL-0.1%
40,500 Madura Coats Ltd. 36,203
VALUE IN
SHARES U.S. DOLLARS
COMMON STOCKS-continued
TRANSPORTATION - AIRLINES-1.1%
100,000 Air Mauritius Ltd. $ 108,811
4,079,000 Kenya Airways Ltd. 426,062
100,000 Thai Airways International PCL 142,362
TOTAL 677,235
TRANSPORTATION - SHIPPING-0.3%
5,352 1 Hyundai Merchant Marine,
Rights 1,339
110,000 Malaysian International
Shipping BHD 163,553
TOTAL 164,892
UTILITIES - ELECTRICAL &
GAS-1.5%
69,300 Companhia Paranaense de
Energia-Copel, ADR 532,744
180,400 Eastern Water Resources
Development and Management
PCL 148,077
225,000 Kenya Power & Lighting Co.
Ltd. 250,084
TOTAL 930,905
WHOLESALE & INTERNATIONAL
TRADE-1.3%
198,825 Ferreyros SA 104,270
2,475,900 Interfresh Ltd. 87,499
488,174 Metro Cash and Carry Ltd. 459,848
21,830 1, 2 Press Corp., GDR 120,065
TOTAL 771,682
TOTAL COMMON STOCKS
(IDENTIFIED COST $47,173,626) 55,518,807
PREFERRED STOCKS-2.0%
ENERGY SOURCES-0.9%
2,700,000 Petroleo Brasileiro SA,
Preference 545,760
METALS - STEEL-0.6%
17,000,000 Gerdau SA, Preference 336,108
TELECOMMUNICATIONS-0.5%
6,300,000 Telesp Celular
Participacoes SA, Series B 305,197
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $720,373) 1,187,065
FOREIGN
CURRENCY
PAR AMOUNT
OR PRINCIPAL VALUE IN
AMOUNT U.S. DOLLARS
CORPORATE BONDS-0.0%
METALS - STEEL-0.0%
10,100 Companhia Vale Do Rio Doce,
Conv. Deb., 12/31/1999 $ 53
MISCELLANEOUS MATERIALS &
COMMODITIES-0.0%
1,000 National Aluminum Co.
Ltd., Deb., 14.50%,
6/22/2005 230
TOTAL CORPORATE BONDS
(IDENTIFIED COST $79) 283
REPURCHASE AGREEMENT-5.0% 3
$ 3,000,000 J.P. Morgan & Co., Inc.,
5.71%, dated 11/30/1999,
due 12/1/1999 (at
amortized cost) 3,000,000
TOTAL INVESTMENTS
(IDENTIFIED COST
$50,894,078) 4 $ 59,706,155


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At November 30, 1999, these securities amounted to $1,309,640 which represents 2.2% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $51,375,757. The net unrealized appreciation of investments on a federal tax basis amounts to $8,330,398 which is comprised of $11,149,747 appreciation and $2,819,349 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($60,571,093) at November 30, 1999.

The following acronyms and derivative terms are used throughout this portfolio:

ADR -American Depositary Receipt GDR -Global Depositary Receipt Rights -Derivatives which are convertible into equity upon the occurrence of certain events.

Warrants -Derivatives which grant the owner the right to purchase the underlying equity at a specified price.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999




ASSETS:

Total investments in
securities, at value
(identified cost
$50,894,078 and tax
cost $51,375,757) $ 59,706,155 Cash 1,516 Cash denominated in foreign currencies
(identified cost $700,955) 699,295 Income receivable 71,551 Receivable for investments sold 2,750,277 Receivable for shares sold 51,328 Net receivable for foreign currency exchange contracts 1,558 Deferred organizational costs 12,023
TOTAL ASSETS 63,293,703 LIABILITIES: Payable for investments purchased $
1,930,047 Payable for shares redeemed 514,160 Payable for taxes withheld 197,790
Accrued expenses 80,613 TOTAL LIABILITIES 2,722,610 Net assets for 4,960,862 shares outstanding $ 60,571,093 NET ASSETS CONSIST OF: Paid-in capital $
66,671,811 Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency 8,799,183 Accumulated net realized loss on investments and foreign currency transactions (14,541,091) Accumulated net operating loss (358,810) TOTAL NET ASSETS $ 60,571,093 NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION PROCEEDS PER SHARE CLASS A SHARES: Net Asset Value Per
Share ($46,075,937 / 3,748,471 shares outstanding) $12.29 Offering Price Per
Share (100/94.50 of $12.29) 1 $13.01 Redemption Proceeds Per Share $12.29 CLASS
B SHARES: Net Asset Value Per Share ($12,457,735 / 1,042,133 shares outstanding)
$11.95 Offering Price Per Share $11.95 Redemption Proceeds Per Share (94.50/100 of $11.95) 1 $11.29 CLASS C SHARES: Net Asset Value Per Share ($2,037,421 /
170,258 shares outstanding) $11.97 Offering Price Per Share $11.97 Redemption
Proceeds Per Share (99.00/100 of $11.97) 1 $11.85


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999




INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $94,384) $ 1,168,996
Interest 79,751 TOTAL INCOME 1,248,747 EXPENSES:

Investment adviser fee $ 630,976 Administrative personnel and services fee
185,000 Custodian fees 296,866 Transfer and dividend disbursing agent fees and expenses 156,837 Directors'/Trustees' fees 2,296 Auditing fees 21,765 Legal fees
7,982 Portfolio accounting fees 89,150 Distribution services fee- Class B Shares
84,354 Distribution services fee- Class C Shares 15,318 Shareholder services fee- Class A Shares 92,957 Shareholder services fee- Class B Shares 28,118
Shareholder services fee- Class C Shares 5,106 Share registration costs 29,174
Printing and postage 47,361 Insurance premiums 1,349 Taxes 3,777 Miscellaneous
18,217 TOTAL EXPENSES 1,716,603 WAIVER: Waiver of investment adviser fee
(296,222) Net expenses 1,420,381 Net operating loss (171,634) REALIZED AND
UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY: Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $657,021) 10,228,831 Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency 8,770,479 Net realized and unrealized gain on investments and foreign currency 18,999,310 Change in net assets resulting from operations $ 18,827,676


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




YEAR ENDED NOVEMBER 30 1999 1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income (net operating loss) $ (171,634) $ 39,525 Net realized gain (loss) on investments and foreign currency transactions ($10,253,629 and $(20,651,562), respectively, as computed for federal tax purposes) 10,228,831 (22,632,585) Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency 8,770,479 3,529,082 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
18,827,676 (19,063,978) SHARE TRANSACTIONS: Proceeds from sale of shares
50,482,615 36,333,951 Cost of shares redeemed (53,497,435) (44,913,771) CHANGE
IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS (3,014,820) (8,579,820) Change in net assets 15,812,856 (27,643,798) NET ASSETS: Beginning of period 44,758,237
72,402,035 End of period $ 60,571,093 $ 44,758,237


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30 1999 1998 1997 1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD $ 8.40 $11.64 $11.10 $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss) (0.01) 0.03 0.01 0.02
Net realized and
unrealized gain (loss) on
investments and foreign
currency 3.90 (3.27) 0.53 2 1.08
TOTAL FROM INVESTMENT
OPERATIONS 3.89 (3.24) 0.54 1.10
NET ASSET VALUE, END OF
PERIOD $12.29 $ 8.40 $11.64 $11.10
TOTAL RETURN 3 46.31% (28.02%) 4.86% 11.00%
RATIOS TO AVERAGE NET
ASSETS:

Expenses 2.61% 2.59% 2.14% 1.97% 4
Net investment income (net
operating loss) (0.15%) 0.30% 0.13% 0.31% 4
Expense

waiver/reimbursement 5 0.59% 0.25% 0.65% 3.34% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted) $46,076 $32,002 $48,525 $17,327
Portfolio turnover 289% 163% 102% 32%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30 1999 1998 1997 1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD $ 8.23 $11.50 $11.04 $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss (0.13) (0.08) (0.04) (0.02)
Net realized and
unrealized gain (loss) on
investments and foreign
currency 3.85 (3.19) 0.50 2 1.06
TOTAL FROM INVESTMENT
OPERATIONS 3.72 (3.27) 0.46 1.04
NET ASSET VALUE, END OF
PERIOD $11.95 $ 8.23 $11.50 $11.04
TOTAL RETURN 3 45.20% (28.56%) 4.17% 10.40%
RATIOS TO AVERAGE NET
ASSETS:

Expenses 3.36% 3.34% 2.89% 2.72% 4
Net operating loss (0.90%) (0.45%) (0.69%) (0.71%) 4
Expense
waiver/reimbursement 5 0.59% 0.25% 0.65% 3.34% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted) $12,458 $10,884 $19,951 $3,747
Portfolio turnover 289% 163% 102% 32%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30 1999 1998 1997 1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD $ 8.23 $11.50 $11.05 $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss (0.15) (0.09) (0.04) (0.02)
Net realized and
unrealized gain (loss) on
investments and foreign
currency 3.89 (3.18) 0.49 2 1.07
TOTAL FROM INVESTMENT
OPERATIONS 3.74 (3.27) 0.45 1.05
NET ASSET VALUE, END OF
PERIOD $11.97 $ 8.23 $11.50 $11.05
TOTAL RETURN 3 45.44% (28.62%) 4.07% 10.50%
RATIOS TO AVERAGE NET
ASSETS:

Expenses 3.36% 3.34% 2.89% 2.72% 4
Net operating loss (0.90%) (0.45%) (0.65%) (0.77%) 4
Expense
waiver/reimbursement 5 0.59% 0.25% 0.65% 3.34% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted) $2,037 $1,872 $3,943 $847
Portfolio turnover 289% 163% 102% 32%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated Emerging Markets Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Foreign equity securities are valued according to the last sale price reported in the market in which they are primarily traded. If no sale on a recognized exchange is reported or if the security is traded over-the- counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturity of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.




INCREASE (DECREASE)
ACCUMULATED NET
REALIZED LOSS ON
INVESTMENTS AND
FOREIGN CURRENCY ACCUMULATED NET
PAID-IN CAPITAL TRANSACTIONS OPERATING LOSS
$(448,892) $632,062 $(183,170)


Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $14,046,073, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:




EXPIRATION YEAR EXPIRATION AMOUNT
2003 $ 1,565,048 1
2006 $12,481,025


1 Capital loss carryforward is attributable to the acquisition of the assets of The Blanchard Worldwide Emerging Market Fund and is limited to $391,262 that can be used in future periods to offset income arising from net realized gains.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 1999, the Fund had outstanding foreign currency commitments set forth below:




IN EXCHANGE CONTRACTS UNREALIZED
SETTLEMENT DATE CONTRACTS TO DELIVER FOR AT VALUE APPRECIATION
CONTRACTS SOLD:
12/1/1999 19,014 British Pound Sterling $30,584 $30,321 $263
12/2/1999 21,208 British Pound Sterling 34,113 33,819 294
12/2/1999 731,490,470 Indonesian Rupiah 100,895 99,998 897
12/3/1999 23,892 British Pound Sterling 38,204 38,100 104
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS: $1,558


FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:




NUMBER OF PAR VALUE
CLASS NAME CAPITAL STOCK AUTHORIZED
        Class A Shares 100,000,000 Class B Shares 100,000,000 Class C Shares
100,000,000 TOTAL 300,000,000


Transactions in capital stock were as follows:




YEAR ENDED NOVEMBER 30 1999 1998
CLASS A SHARES: SHARES AMOUNT SHARES AMOUNT
Shares sold 4,209,107 $ 44,005,028 3,094,151 $ 32,142,225
Shares redeemed (4,270,739) (43,904,255) (3,449,888) (35,473,078)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS (61,632) $ 100,773 (355,737) $ (3,330,853)
YEAR ENDED NOVEMBER 30 1999 1998
CLASS B SHARES: SHARES AMOUNT SHARES AMOUNT
Shares sold 561,635 $ 5,909,875 306,994 $ 3,184,513
Shares redeemed (842,656) (8,437,675) (717,998) (7,271,596)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS (281,021) $ (2,527,800) (411,004) $ (4,087,083)
YEAR ENDED NOVEMBER 30 1999 1998
CLASS C SHARES: SHARES AMOUNT SHARES AMOUNT
Shares sold 57,391 $ 567,712 94,488 $ 1,007,213
Shares redeemed (114,622) (1,155,505) (210,000) (2,169,097)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS (57,231) $ (587,793) (115,512) $ (1,161,884)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS (399,884) $ (3,014,820) (882,253) $ (8,579,820)


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.




PERCENTAGE OF AVERAGE
SHARE CLASS NAME DAILY NET ASSETS OF CLASS
Class A Shares 0.25% Class B Shares 0.75% Class C Shares 0.75%


Class A Shares did not incur a distribution services fee for the fiscal year ended November 30, 1999, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $48,748 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the fiscal year ended November 30, 1999, the Fund expensed $15,415 of organizational expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 1999, were as follows:




Purchases $138,630,922
Sales $149,455,129


CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the fiscal year ended November 30, 1999.

SUBSEQUENT EVENT (UNAUDITED)

An N-14 filing occurred on December 14, 1999 and a proxy has been mailed to existing shareholders in the Federated Latin American Growth Fund requesting the approval of a merger of the Federated Latin American Growth Fund into the Federated Emerging Markets Fund. The results of shareholder voting are expected by February 11, 2000.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. AND

SHAREHOLDERS OF FEDERATED EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Emerging Markets Fund (the Fund) (one of the portfolios constituting World Investment Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Emerging Markets Fund of World Investment Series, Inc., at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented therein, in conformity with accounting principles generally accepted in the United States.

[Graphic]

Boston, Massachusetts

January 21, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY A. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

JAMES O. PERRY

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager

ANNUAL REPORT

AS OF NOVEMBER 30, 1999
Federated Emerging Markets Fund

Established 1996

4TH ANNUAL REPORT

[Graphic]
Federated
Federated Emerging Markets Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor
Cusip 981487804

Cusip 981487887

Cusip 981487879

G01967-01 (1/00)

[Graphic]
 Livelink (r) Version 8.0.2, Copyright (c) 1995-1998 Open Text Inc. All
            rights reserved.





[Graphic]

RICHARD B. FISHER
President

Federated Global Financial Services Fund

President's Message

Dear Fellow Shareholder:

Federated Global Financial Services Fund was created in 1998, and I am pleased to present its second Annual Report. As of November 30, 1999, the fund's net assets of $16.9 million were invested in over 100 issues, of which 54% was invested in domestic securities and 48% was invested in securities outside of the United States. This fund offers investors the opportunity for capital appreciation and dividend growth by investing in financial services companies-including banks, insurance companies, brokerage firms and asset management companies-across as many as five regional markets, including the United States, Asia, Europe, Latin America and Eastern Europe. The fund may be ideal for investors seeking some international exposure but not willing to take the risks associated with investing exclusively outside the United States. 1

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Marc Halperin, Vice President of Federated Global Investment Management Corp. Following his discussion which covers the fund's objective and strategy and market conditions, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

Federated Global Financial Services Fund offers investors a unique, timely opportunity to invest in a sector that is evolving and experiencing rapid growth-and the majority of financial services are actually based outside of the United States.

The fund's performance has been positive over its past fiscal year, as it outpaced the return of the average global financial services fund. Of course, it is important to remember that the true measure of this fund's performance is clearly in years rather than months. There will be periods of short-term fluctuation and negative as well as positive returns.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, funds whose investments are concentrated in a specific industry may be subject to a higher degree of market risk than funds whose investments are diversified.

Individual share class total return performance for the 12-month reporting period, including realized gains, is as follows: 2

                 TOTAL RETURN   CAPITAL GAINS   NET ASSET VALUE INCREASE
Class A Shares   10.87%         $0.08           $11.99  to  $13.21  = 10.18%
Class B Shares    9.96%         $0.08           $11.98  to  $13.09 =  9.27%
Class C Shares   10.13%         $0.08           $11.98  to  $13.11  =  9.43%

I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. 3 By investing the same amount regularly, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding. You may add to your investment account at any time and thus increase the number of shares you own for potential future income.

I would also like to point out that the U.S. market's performance, although very positive, has been surpassed by the market returns in many other nations. In Federated Global Financial Services Fund, you have an opportunity to increase your international exposure and long-term capital appreciation.

Thank you for your investment in Federated Global Financial Services Fund and for the confidence you have placed in our firm.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 2000

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 4.76%, 4.46%, and 9.13%, respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment, regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[Graphic]

MARC HALPERIN
Vice President

Federated Global Investment Management Corp.

Investment Review

WHAT IS YOUR REVIEW OF THE GLOBAL FINANCIAL SERVICES MARKETPLACE DURING THE FUND'S FISCAL YEAR?

Rising interest rates in the United States served to dampen the performance of the financial services sector globally. Nevertheless, the economic recovery in Southeast Asia continued with the region's two largest economies, Hong Kong and Singapore, posting strong market gains. Japan also moved briskly out of its recession, spurred on by an unprecedented campaign of restructuring by Japanese banks and corporations. After three years of outperformance and a dramatic period of restructuring and consolidation, European financial services generally underperformed their local indexes.

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD COMPARED TO ITS BENCHMARK?

For the fiscal year ended November 30, 1999, the fund's total returns, based on net asset value, for Class A, B and C Shares were 10.87%, 9.96% and 10.13%, respectively. 1 These returns far outpaced the 3.95% total return of the 64 global financial services funds tracked by Lipper Analytical Services, Inc.2 The fund's benchmark, the Morgan Stanley Capital International All Country World Finance Index, produced a total return of 7.65%.3

1 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 4.76%, 4.46% and 9.13%, respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

3 The Morgan Stanley Capital International All Country World Finance Index is a medium-cap to large-cap unmanaged index comprising the banking, financial services, insurance and real estate industries. It is diversified across 46 countries and more than 400 companies. All values are expressed in U.S. dollars. Investments cannot be made in an index.

HOW ARE THE FUND'S HOLDINGS SELECTED?

The fund maintains a diversified portfolio of financial services sector stocks. The fund invests in banks, insurance, securities/brokerage, consumer finance and asset management companies around the world. Stock selection is focused on fundamental, bottom-up research. We prefer companies with strong business franchises and sound asset quality with reputable management. The bias in the portfolio is for stocks with a market capitalization of $1 billion and above, although we may hold smaller companies that meet our investment criteria.

WHAT WERE THE FUND'S TOP TEN HOLDINGS AS OF NOVEMBER 30, 1999?

                                                PERCENTAGE OF
NAME                           COUNTRY          NET ASSETS
Citigroup, Inc.                United States     2.32%
HSBC Holdings PLC              Hong Kong         2.09%
Wells Fargo & Co.              United States     2.08%
Mellon Financial Corp.         United States     1.94%
Cheung Kong                    Hong Kong         1.73%
Sun Hung Kai Properties Ltd.   Hong Kong         1.73%
Standard Chartered PLC         United Kingdom    1.73%
Wharf Holdings Ltd.            Hong Kong         1.71%
Washington Mutual, Inc.        United States     1.71%
SouthTrust Corp.               United States     1.59%
TOTAL                                           18.63%

WHAT WERE THE FUND'S REGIONAL BREAKDOWNS AND COUNTRY ALLOCATIONS AS OF NOVEMBER 30, 1999?

                            PERCENTAGE OF
REGION                      NET ASSETS
United States & Canada      54.1%
Asia Pacific                29.4%
Europe                      15.3%
Australia                    2.7%
Middle East                  0.3%

                            PERCENTAGE OF
COUNTRY                     NET ASSETS
United States               53.5%
Hong Kong                   12.8%
Japan                        9.1%
United Kingdom               5.1%
Singapore                    4.5%
France                       4.1%
Australia                    2.7%
Germany                      2.0%
Indonesia                    1.8%
Italy                        1.0%
Austria                      0.8%
Spain                        0.8%
Thailand                     0.8%
Canada                       0.6%
Netherlands                  0.6%
Switzerland                  0.6%
Ireland                      0.3%
Israel                       0.3%
Taiwan, Province of China    0.3%
Korea, Republic of           0.1%

WHAT WAS THE STRATEGY BEHIND THE FUND'S REGIONAL ALLOCATIONS?

European financial stocks are now, in our view, fully valued. Therefore, we are overweighted in both the United States and Asia, and underweighted in Europe.

WHAT WERE SOME OF THE FUND'S RECENT PORTFOLIO ADDITIONS?

Our recent purchases included the following:

DBS GROUP HOLDINGS (0.77% of net assets): This is the largest bank in Singapore, with a major presence in Thailand, Hong Kong and the Philippines. DBS recently hired an international management team and should benefit from improving economies across the Asian region. With improving asset quality and lower loan loss provisions, earnings are set to accelerate.

FIRST VIRGINIA BANK, INC. (1.33% of net assets): As the largest independent bank in the Washington, DC area, First Virginia has an outstanding balance sheet and is massively overcapitalized (Tier 1 Capital 12.1%). It has extremely attractive valuations as follows: price to earnings ratio: 13X; price to book value: 1.88X; current dividend yield: 3.70%.

AS WE ENTER THE YEAR 2000, WHAT IS YOUR OUTLOOK FOR GLOBAL FINANCIAL SERVICES STOCKS AND YOUR CURRENT STRATEGY?

We remain positive about financial services stocks in the year 2000. The United States banking industry still has too much capital, too many people, and too much capacity. Consolidation, therefore, is inevitable. The outlook for Asia is also upbeat. We expect the economic recovery in that region to continue with the financial institutions becoming a major beneficiary. Banks should continue to see their nonperforming loans fall, provisioning levels decline, and earnings and fee-based businesses accelerate.

Last Meeting of Shareholders

A Special Meeting of shareholders of Federated Global Financial Services Fund (the "Fund"), a portfolio of World Investment Series, Inc., was held on December 17, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 1,156,477 total outstanding shares.

The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Elected Directors: 1

                                    SHARES      SHARES
                                    VOTED FOR   WITHHELD
Thomas G. Bigley                    861,346     8,848
Nicholas P. Constantakis            861,346     8,848
John F. Cunningham                  861,346     8,848
J. Christopher Donahue              861,180     9,014
Charles F. Mansfield, Jr.           861,346     8,848
John E. Murray, Jr., J.D., S.J.D.   861,346     8,848
John S. Walsh                       861,180     9,014


1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

 Director elections will become effective January 1, 2000.

AGENDA ITEM 2

Made changes to the Fund's fundamental investment policies:

(a) Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
339,044            7,882     523,268

(b) Amended the Fund's fundamental investment policy regarding investments in real estate.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
334,846            8,251     527,097

(c) Amended the Fund's fundamental investment policy regarding investments in commodities.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
333,779            14,379    522,036


(d) Amended the Fund's fundamental investment policy regarding underwriting securities.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
337,892            7,311     524,991


(e) Amended the Fund's fundamental investment policy regarding lending assets.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
342,701            13,015    514,478


(f) Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
338,770            7,955     523,469


(g) Amended and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
327,663            15,946    526,585


(h) Amended and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
329,600            14,183    526,411


AGENDA ITEM 3

Eliminated the Fund's fundamental investment policy regarding selling securities short.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
331,403            18,439    520,352


AGENDA ITEM 4

Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
329,464            27,480    513,250


Federated Global Financial Services Fund - Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Global Financial Services Fund (Class A Shares) (the "Fund") from September 30, 1998 (start of performance), to November 30, 1999, compared to the Morgan Stanley Capital International All Country World Finance Index (MSCI-WFI). 2

AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                             4.76%
Start of Performance (9/30/98)    21.55%



[Graphic representation omitted.  Please see Appendix A17.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WFI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Global Financial Services Fund - Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Global Financial Services Fund (Class B Shares) (the "Fund") from September 30, 1998 (start of performance), to November 30, 1999, compared to the Morgan Stanley Capital International All Country World Finance Index (MSCI-WFI).2

AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                             4.46%
Start of Performance (9/30/98)    22.65%



[Graphic representation omitted.  Please see Appendix A18.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.75% on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WFI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Global Financial Services Fund - Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Global Financial Services Fund (Class C Shares) (the "Fund") from September 30, 1998 (start of performance), to November 30, 1999, compared to the Morgan Stanley Capital International All Country World Finance Index (MSCI-WFI).2

AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                             9.13%
Start of Performance (9/30/98)    26.73%


[Graphic representation omitted.  Please see Appendix A19.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WFI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999

                                                  VALUE IN
SHARES                                            U.S. DOLLARS
                  COMMON STOCKS-92.7%
                  APPLIANCES & HOUSEHOLD
                  DURABLES-1.8%
        4,000     Sharp Corp.                     $       81,929
        1,200     Sony Corp.                             222,801
                  TOTAL                                  304,730
                  BANKING-27.6%
        5,421     Amsouth Bancorporation                 122,311
       20,422     Australia & New Zealand
                  Banking Group Ltd.,
                  Melbourne                              147,014
       26,136     Banca Intesa SPA                       111,675
       12,434     Banco Santander Central
                  Hispano, SA                            136,706
        2,490     Bank Austria AG                        131,763
        5,636     Bank of Ireland                         46,573
        2,510     Banque Nationale de Paris              230,180
        2,661     Barclays PLC                            76,805
        3,550     City National Corp.                    128,022
        4,100     Comerica, Inc.                         217,300
        2,142     Commonwealth Bank of
                  Australia                               35,366
        1,120     Credit Commerical De
                  France                                 136,570
        5,940     Cullen Frost Bankers, Inc.             169,290
       10,000     DBS Group Holdings Ltd.                129,723
          790     DEX                                    130,245
       42,800     Dah Sing Financial Group               181,307
        3,000     Dresdner Bank Ag,
                  Frankfurt                              141,790
        1,700     Eaton Vance Corp.                       61,094
        1,500     First Tennessee National
                  Corp.                                   49,312
        6,116     Fleet Boston Financial
                  Corp.                                  231,261
        5,000     Fuji Bank, Ltd., Tokyo                  60,023
       19,000     Guoco Group                             57,246
       26,711     HSBC Holdings PLC                      352,524
        6,400     Macquarie Bank Ltd.                     95,526
        9,020     Mellon Financial Corp.                 328,666
        3,817     National Westminster Bank,
                  PLC, London                             87,832
       28,000     Overseas Union Bank Ltd.               129,961
                                                  VALUE IN
SHARES                                            U.S. DOLLARS
                  COMMON STOCKS-continued
                  BANKING-CONTINUED
       10,000     Sakura Bank Ltd., Tokyo         $       74,169
       21,470     Standard Chartered PLC                 292,727
        7,550     Wells Fargo Co.                        351,075
        9,192     Westpac Banking Corp.
                  Ltd., Sydney                            61,930
       43,000     Wing Hang Bank Ltd.                    165,544
                  TOTAL                                4,671,530
                  BANKS (MAJOR REGIONAL)-5.1%
        3,840     Bank One Corporation                   135,360
        8,500     KeyCorp                                229,500
        4,100     PNC Bank Corp.                         228,575
        1,400     Republic New York Corp.                 98,963
        5,440     Summit Bancorp                         177,480
                  TOTAL                                  869,878
                  BANKS (MONEY CENTER)-2.8%
        3,310     BankAmerica Corp                       193,635
        2,675     Chase Manhattan Corp.                  206,644
        2,000     First Union Corp.                       77,375
                  TOTAL                                  477,654
                  BANKS (REGIONAL)-5.7%
        6,250     Compass Bancshares, Inc.               158,594
        2,400     First Security Corp.                    67,500
        4,950     First Virginia Bank, Inc.              224,606
       12,500     Hibernia Corp., Class A                158,594
        3,520     Keystone Financial, Inc.                82,720
        6,940     SouthTrust Corp.                       269,359
                  TOTAL                                  961,373
                  BEVERAGES & TOBACCO-0.5%
       35,000     PT Hanjaya Mandala

                  Sampoerna                               79,904
                  BROADCASTING & PUBLISHING-2.3%
       20,600     BEC World Public Company

                  Ltd.                                   126,818
        1,000     Nippon Broadcasting System              73,677
       30,000     Television Broadcasting                195,069
                  TOTAL                                  395,564
                                                  VALUE IN
SHARES                                            U.S. DOLLARS
                  COMMON STOCKS-continued
                  BUSINESS & PUBLIC
                  SERVICES-0.8%
          420  1  Equant NV, ADR                  $       39,585
          800     Sanix, Inc.                             88,806
                  TOTAL                                  128,391
                  DATA PROCESSING &
                  REPRODUCTION-0.6%
        3,000     Fujitsu Ltd.                           106,685
                  ELECTRICAL & ELECTRONICS-0.7%
          900     Lucent Technologies, Inc.               65,756
        1,800  1  Orckit Communications,
                  Inc.                                    52,200
                  TOTAL                                  117,956
                  ELECTRONIC COMPONENTS,
                  INSTRUMENTS-0.7%
       65,000     Clipsal Industries Ltd.                 66,950
          450     Motorola, Inc.                          51,413
                  TOTAL                                  118,363
                  ENERGY SOURCES-0.4%
        2,700   1 Canadian Natural

                  Resources, Ltd.                         61,184
                  FINANCIAL (DIVERSIFIED)-
                  5.5%

        1,200     American Express Co.                   181,575
        2,640     Fannie Mae                             175,890
        7,000     Franklin Resources, Inc.               220,062
        1,960     Morgan Stanley Dean Witter
                  Co.                                    236,425
        4,400     Waddell & Reed Financial,
                  Inc., Class A                          109,175
                  TOTAL                                  923,127
                  FINANCIAL SERVICES-4.5%
       29,854     Colonial Ltd.                          119,143
       16,000     Nikko Securities Co. Ltd.              199,617
       10,880     Pioneer Group, Inc.                    161,840
        7,450     Raymond James Financial,
                  Inc.                                   140,153
       30,000     Toho Bank Ltd.                         136,451
                  TOTAL                                  757,204
                  HEALTH & PERSONAL CARE-0.7%
        2,000     Takeda Chemical Industries             118,277
                  INSURANCE-8.8%
        6,400     Alleanza Assicurazioni                  58,369
          648     Allianz AG                             189,866
        1,465     Axa                                    197,684
                                                  VALUE IN
SHARES                                            U.S. DOLLARS
                  COMMON STOCKS-continued
                  INSURANCE-CONTINUED
       15,000     Dai Tokyo Fire and Marine       $       64,394
        1,990     Fortis NV                               68,244
        5,950     Lincoln National Corp.                 248,041
        3,840     MBIA Insurance Corp.                   192,000
        2,980     Marsh & McLennan Cos., Inc.            234,303
      100,000     Pacific Century Insurance               55,366
        3,582     Prudential Corp. PLC                    59,119
          200     Zurich Allied AG                       114,598
                  TOTAL                                1,481,984
                  INSURANCE (MULTI-LINE)-5.0%
        2,037     American International

                  Group, Inc.                            210,320
        1,000     CIGNA Corp.                             82,250
        7,275     Citigroup, Inc.                        391,941
        3,380     Hartford Financial
                  Services Group, Inc.                   157,804
                  TOTAL                                  842,315
                  INVESTMENT
                  BANKING/BROKERAGE-0.4%

        1,754     Bear Stearns Cos., Inc.                 71,565
                  LEISURE & TOURISM-0.8%
      100,000     Hong Kong Land Holding Ltd.            141,000
                  MERCHANDISING-1.0%
       90,000     PT Ramayana Lestari

                  Sentosa                                 57,519
      157,500     PT Tempo Scan Pacific Tbk              104,964
                  TOTAL                                  162,483
                  MULTI-INDUSTRY-1.3%
       33,500     Swire Pacific Ltd., Class A            192,809
          800     Tyco International Ltd.                 32,050
                  TOTAL                                  224,859
                  REAL ESTATE-8.4%
       81,000     DBS Land Ltd.                          158,096
      137,000     Hang Lung Development Co.              142,001
       30,000     Henderson Land Development
                  Co. Ltd.                               162,235
      450,000     PT Jaya Real Property Tbk               58,442
      272,000     Sino Land Co.                          130,458
       32,086     Sun Hung Kai Properties

                  Ltd.                                   292,292
SHARES OR

PRINCIPAL                                         VALUE IN
AMOUNT                                            U.S. DOLLARS
                  COMMON STOCKS-continued
                  REAL ESTATE-CONTINUED
        2,500     Trizec Hahn Corp.               $       41,194
      114,171     Wharf Holdings Ltd.                    289,599
      143,000     Wing Tai Holdings, Ltd.                138,703
                  TOTAL                                1,413,020
                  SAVING & LOAN COMPANIES-1.7%
        9,945     Washington Mutual, Inc.                288,405
                  TELECOMMUNICATIONS-0.7%
        2,200   1 ASE Test Ltd.                           48,950
          250   1 Korea Thrunet Co. Ltd.,
                  Class A                                 13,906
        1,300   1 RCN Corp.                               58,663
                  TOTAL                                  121,519
                  TRANSPORTATION - ROAD &
                  RAIL-1.3%
        3,650     Kansas City Southern

                  Industries, Inc.                       217,403
                  UTILITIES - ELECTRICAL &
                  GAS-1.7%

       26,000     Cheung Kong                            292,925
                  WHOLESALE & INTERNATIONAL
                  TRADE-1.9%
       15,000     Itochu Corp.                            89,592
       58,000     Marubeni Corp.                         226,200
                  TOTAL                                  315,792
                  TOTAL COMMON STOCKS
                  (IDENTIFIED COST
                  $14,023,054)                        15,665,090
                  REPURCHASE AGREEMENT-9.1% 2
  $ 1,545,000     J.P. Morgan & Co., Inc.,
                  5.71%, dated 11/30/1999,
                  due 12/1/1999
                  (AT AMORTIZED COST)                  1,545,000
                  TOTAL INVESTMENTS
                  (IDENTIFIED COST
                  $15,568,054) 3                 $    17,210,090


1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $15,568,268. The net unrealized appreciation of investments on a federal tax basis amounts to $1,641,822 which is comprised of $2,353,778 appreciation and $711,956 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($16,900,741) at November 30, 1999.

The following acronym is used throughout this portfolio:



ADR -American Depositary Receipt



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999

ASSETS:
Total investments in
securities, at value
(identified cost
$15,568,054 and tax
cost $15,568,268)                            $ 17,210,090
Cash                                                1,501
Cash denominated in
foreign currencies
(identified cost $5,705)                            5,707
Income receivable                                  29,850
Receivable for shares sold                        163,615
TOTAL ASSETS                                   17,410,763
LIABILITIES:
Payable for investments
purchased                      $ 446,183
Payable for shares
redeemed                          23,954
Payable for taxes withheld           514
Accrued expenses                  39,371
TOTAL LIABILITIES                                 510,022
Net assets for 1,286,608
shares outstanding                           $ 16,900,741
NET ASSETS CONSIST OF:
Paid-in capital                              $ 14,938,467
Net unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                        1,641,397
Accumulated net realized
gain on investments and
foreign currency
transactions                                      338,051
Accumulated net operating
loss                                              (17,174)
TOTAL NET ASSETS                             $ 16,900,741
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($6,333,076 / 479,386
shares outstanding)                                $13.21
Offering Price Per Share
(100/94.50 of $13.21) 1                            $13.98
Redemption Proceeds Per
Share                                              $13.21
CLASS B SHARES:
Net Asset Value Per Share
($9,563,010 / 730,613
shares outstanding)                                $13.09
Offering Price Per Share                           $13.09
Redemption Proceeds Per
Share (94.50/100 of
$13.09) 1                                          $12.37
CLASS C SHARES:
Net Asset Value Per Share
($1,004,655 / 76,609
shares outstanding)                                $13.11
Offering Price Per Share                           $13.11
Redemption Proceeds Per
Share (99.00/100 of
$13.11) 1                                          $12.98


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999




INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $9,995)                                        $ 230,918
Interest                                                            43,097
TOTAL INCOME                                                       274,015
EXPENSES:
Investment adviser fee                          $  114,212
Administrative personnel
and services fee                                   185,000
Custodian fees                                      18,125
Transfer and dividend
disbursing agent fees and
expenses                                            48,104
Auditing fees                                       14,167
Legal fees                                           6,652
Portfolio accounting fees                           71,974
Distribution services fee-
Class B Shares                                      47,432
Distribution services fee-
Class C Shares                                       5,007
Shareholder services fee-
Class A Shares                                      11,073
Shareholder services fee-
Class B Shares                                      15,810
Shareholder services fee-
Class C Shares                                       1,669
Share registration costs                            56,674
Printing and postage                                19,077
Insurance premiums                                   1,498
Miscellaneous                                        3,907
TOTAL EXPENSES                                     620,381
WAIVERS AND
REIMBURSEMENTS:
Waiver of investment

adviser fee                    $ (114,212)
Reimbursement of other
operating expenses               (270,489)
TOTAL WAIVERS AND
REIMBURSEMENTS                                    (384,701)
Net expenses                                                       235,680
Net investment income                                               38,335
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on
investments and foreign
currency transactions                                              282,608
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                                           654,937
Net realized and
unrealized gain on
investments and foreign
currency                                                           937,545
Change in net assets
resulting from operations                                        $ 975,880


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

                                  YEAR ENDED          PERIOD ENDED
                                  NOVEMBER 30,        NOVEMBER 30,
                                  1999                1998  1
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income           $        38,335       $          7,002
Net realized gain on
investments and foreign
currency
transactions ($338,266 and
$46,202 respectively, as
computed for federal
tax purposes)                           282,608                 39,152
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                654,937                986,460
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS               975,880              1,032,614
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
realized gains on
investments and foreign
currency transactions
Class A Shares                          (26,326)                     -
Class B Shares                          (17,518)                     -
Class C Shares                           (2,376)                     -
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                         (46,220)                     -
SHARE TRANSACTIONS:
Proceeds from sale of
shares                               15,301,925              7,814,821
Net asset value of shares
issued to shareholders in
payment of distributions
declared                                 23,764                      -
Cost of shares redeemed              (5,702,680)            (2,500,188)
CHANGE IN NET ASSETS
RESULTING FROM
SHARE TRANSACTIONS                    9,623,009              5,314,633
Change in net assets                 10,552,669              6,347,247
NET ASSETS:
Beginning of period                   6,348,072                    825
End of period                   $    16,900,741       $      6,348,072


1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              YEAR ENDED        PERIOD ENDED
                              NOVEMBER 30,      NOVEMBER 30,
                              1999              1998  1
NET ASSET VALUE, BEGINNING
OF PERIOD                            $11.99             $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                  0.09 2             0.01 2
Net realized and
unrealized gain on
investments and foreign
currency                               1.21               1.98
TOTAL FROM INVESTMENT
OPERATIONS                             1.30               1.99
LESS DISTRIBUTIONS:
Distributions from net
realized gain on
investments and foreign
currency transactions                 (0.08)                 -
NET ASSET VALUE, END OF
PERIOD                               $13.21             $11.99
TOTAL RETURN 3                        10.87%             19.90%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                               1.60%              1.60%  4
Net investment income                  0.79%              0.85%  4
Expense
waiver/reimbursement 5                 3.37%             11.49%  4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                        $6,333             $4,094
Portfolio turnover                       53%                12%


1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              YEAR ENDED       PERIOD ENDED
                              NOVEMBER 30,     NOVEMBER 30,
                              1999             1998          1
NET ASSET VALUE, BEGINNING
OF PERIOD                           $11.98            $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                 0.01 2            0.00 2, 3
Net realized and
unrealized gain on
investments and foreign
currency                              1.18              1.98
TOTAL FROM INVESTMENT
OPERATIONS                            1.19              1.98
LESS DISTRIBUTIONS:
Distributions from net
realized gain on
investments and foreign
currency transactions                (0.08)                -
NET ASSET VALUE, END OF
PERIOD                              $13.09            $11.98
TOTAL RETURN 4                        9.96%            19.80%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                              2.35%             2.35% 5
Net investment income                 0.04%             0.10% 5
Expense
waiver/reimbursement 6                3.37%            11.49% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                       $9,563            $1,911
Portfolio turnover                      53%               12%


1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              YEAR ENDED        PERIOD ENDED
                              NOVEMBER 30,      NOVEMBER 30,
                              1999              1998  1
NET ASSET VALUE, BEGINNING
OF PERIOD                            $11.98               $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                  0.01  2              0.00 2, 3
Net realized and
unrealized gain on
investments and foreign
currency                               1.20                 1.98
TOTAL FROM INVESTMENT
OPERATIONS                             1.21                 1.98
LESS DISTRIBUTIONS:
Distributions from net
realized gain on
investments and foreign
currency transactions                 (0.08)                  -
NET ASSET VALUE, END OF
PERIOD                               $13.11               $11.98
TOTAL RETURN 4                        10.13%               19.80%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                               2.35%                2.35% 5
Net investment income                  0.04%                0.10% 5
Expense
waiver/reimbursement 6                 3.37%               11.49% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                        $1,005                 $343
Portfolio turnover                       53%                  12%


1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated Global Financial Services Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

              INCREASE  (DECREASE)
ACCUMULATED NET REALIZED
GAIN ON INVESTMENTS AND         ACCUMULATED NET
FOREIGN CURRENCY TRANSACTIONS   OPERATING LOSS
$55,509                                $(55,509)


Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 1999, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:

                 NUMBER OF PAR VALUE
CLASS NAME       CAPITAL STOCK AUTHORIZED
Class A Shares   100,000,000
Class B Shares   100,000,000
Class C Shares   100,000,000
TOTAL            300,000,000


                 INITIAL SHARE CAPITAL
CLASS NAME       SHARES   AMOUNT
Class A Shares   32.5       $325
Class B Shares   25.0       $250
Class C Shares   25.0       $250
TOTAL            82.5       $825


Transactions in capital stock were as follows:

                                      YEAR  ENDED                   PERIOD
ENDED

                                    NOVEMBER 30,1999              NOVEMBER 30, 1998
1

CLASS A SHARES:                SHARES           AMOUNT         SHARES
AMOUNT


Shares sold                    455,958       $  5,757,599      562,999.5       $
5,709,657

Shares issued to
shareholders in payment of
distributions declared             505              6,189
-                  -
Shares redeemed               (318,686)        (3,915,384)    (221,423.0)
(2,470,458)

NET CHANGE RESULTING FROM
CLASS A
SHARE TRANSACTIONS             137,777       $  1,848,404      341,576.5       $
3,239,199

                                      YEAR  ENDED                   PERIOD
ENDED

                                    NOVEMBER 30,1999              NOVEMBER 30, 1998
1

CLASS B SHARES:               SHARES           AMOUNT         SHARES
AMOUNT


Shares sold                    704,800       $  8,841,323        159,648       $
1,768,406

Shares issued to
shareholders in payment of
distributions declared           1,303             15,948
-                  -
Shares redeemed               (134,984)        (1,687,785)          (179)
(2,008)

NET CHANGE RESULTING FROM
CLASS B
SHARE TRANSACTIONS             571,119       $  7,169,486        159,469       $
1,766,398

                                      YEAR  ENDED                   PERIOD
ENDED

                                    NOVEMBER 30,1999              NOVEMBER 30, 1998
1

CLASS C SHARES:               SHARES           AMOUNT         SHARES
AMOUNT


Shares sold                     55,959       $    703,003         30,948       $
336,758

Shares issued to
shareholders in payment of
distributions declared             162              1,627
-                  -
Shares redeemed                 (8,162)           (99,511)        (2,323)
(27,722)

NET CHANGE RESULTING FROM
CLASS C
SHARE TRANSACTIONS              47,959       $    605,119         28,625       $
309,036

NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             756,855       $  9,623,009      529,670.5       $
5,314,633


1 For the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

The sub-adviser agreement between the Adviser and Federated Investment Management Company (the "Sub-Adviser") terminated on March 31, 1999. The Sub-Adviser received an allocable portion of the Fund's Adviser fee. Such allocation was based on the amount of U.S. securities which the Sub-Adviser managed for the Fund. The fee was paid by the Adviser and was not an incremental Fund expense.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


Class A Shares did not incur a distribution services fee for the fiscal year ended November 30, 1999, and has no present intention of paying or accruing the distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 1999, were as follows:

Purchases     $ 14,336,863
Sales         $  5,567,051


CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federated Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the fiscal year ended November 30, 1999.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED GLOBAL FINANCIAL SERVICES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Global Financial Services Fund (the
Fund) (one of the portfolios constituting the World Investment Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Financial Services Fund of World Investment Series, Inc. at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

[Graphic]
/s/ Ernst & Young
Boston, Massachusetts
January 21, 2000

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
LAWRENCE D. ELLIS, M.D.
RICHARD B. FISHER
EDWARD L. FLAHERTY, JR., ESQ.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
WESLEY W. POSVAR
MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

RICHARD B. FISHER
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

HENRY A. FRANTZEN
Chief Investment Officer

RICHARD J. THOMAS
Treasurer

JAMES O. PERRY
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 ANNUAL REPORT AS OF NOVEMBER 30, 1999

Federated Global Financial Services Fund

Established 1998

2ND ANNUAL REPORT

 [Graphic]
 Federated

 Federated Global Financial Services Fund
 Federated Investors Funds
 5800 Corporate Drive

 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 981487663
Cusip 981487655
Cusip 981487648
G02455-03 (1/00)

 [Graphic]









[Graphic]

Richard B. Fisher

President

Federated International Growth Fund

President's Message

Dear Shareholder:

Federated International Growth Fund was created in 1997, and I am pleased to present its third Annual Report. As of November 30, 1999, the fund's net assets totaled $54 million and were invested in shares of five international equity funds all managed by Federated Global Investment Management Corp., which include:

Federated Asia Pacific Growth Fund;

Federated Emerging Markets Fund;

Federated European Growth Fund;

Federated International Small Company Fund; and

Federated Latin American Growth Fund.

This "fund of funds" approach offers shareholders significant long-term growth opportunities by investing in as many as five different international stock mutual funds, and provides an extremely high level of diversification, far beyond what a single regional international fund can achieve. This $54 million fund gives investors one-investment access to a world of regions, industries, companies (both large-cap and small-cap), and markets (both developed and emerging). The fund's management performs all of the research and quantitative work needed to allocate the fund's assets in the various international arenas. 1

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Investment Management Corp. Following his discussion, which presents his outlook on international economic and market conditions and the fund's strategy, you will find two additional items of shareholder interest. First is a complete listing of the fund's equity investments, and second is the publication of the fund's financial statements.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

While it was a strong year for international equity investors in general, it was a particularly strong year for shareholders of Federated International Growth Fund. The fund's holdings in Federated Asia Pacific Growth Fund and Federated International Small Company Fund resulted in very strong returns that were considerably higher than the returns of the average international equity fund and the Morgan Stanley Capital International Europe, Australia, and Far East ("EAFE") Index for the same period. 2 Individual share class total return performance for the 12-month reporting period, including income distributions, is as follows:3




                 TOTAL RETURN   INCOME    NET ASSET VALUE INCREASE
Class A Shares   48.44%         $0.0620   $8.38 to  $12.35 = 47.37%
Class B Shares   47.33%         $0.0022   $8.31 to  $12.24 = 47.29%
Class C Shares   47.45%         $0.0017   $8.33 to  $12.28 = 47.42%


I strongly recommend that you add to your account on a regular basis to take advantage of price fluctuations and dollar-cost averaging method of investing, 4 and thus increasing the number of shares you own for potential future income.

Thank you for your investment in Federated's "fund of funds" and for the confidence you have placed in our firm.

Sincerely,

[Graphic]

Richard B. Fisher

President

January 15, 2000

2 The EAFE Index is a market capitalization-weighted foreign securities index widely used to measure the performance of the European, Australian, New Zealand and Far Eastern stock markets. The index is unmanaged and investments cannot be made in an index.

3 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 40.24%, 41.83%, and 46.45% respectively.

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[Graphic]

Alexandre de Bethmann

Vice President

Federated Global Investment Management Corp.

Investment Review

WHAT IS YOUR ANALYSIS OF THE FUND'S FISCAL YEAR, WHICH SAW A STRONG ENVIRONMENT ACROSS EUROPE AND A SIGNIFICANT RECOVERY IN THE ASIA PACIFIC AND LATIN AMERICAN MARKETS?

International equity markets as measured by the EAFE Index showed good appreciation. Markets in Europe were driven by the technology, telecommunications, and media sectors while anecdotal evidence of economic bottoming in Japan helped the market recover strongly. Other positive factors in Japan included company restructurings, mergers and acquisitions, and the emergence of "New Japan" companies. In Eastern Europe, Greece was the big winner given the convergence theme in front of acceptance into the European community. In Asia, economic recovery plus fund flow into technology in Hong Kong, Singapore and Korea helped drive those markets higher. The fund benefited by its investments in funds with exposure in these regions.

IT WAS A VERY STRONG YEAR FOR FEDERATED INTERNATIONAL GROWTH FUND. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD COMPARED TO THE OVERALL INTERNATIONAL EQUITY MARKET?

For the fiscal year ended November 30, 1999, the fund's Class A, B, and C Shares produced total returns, based on net asset value, of 48.44%, 47.33%, and 47.45%, respectively. 1 These returns were considerably higher than the 29.01% return of the Lipper International Funds Average,2 and the 21.10% total return of the EAFE Index for the same period.

WHAT ACCOUNTED FOR THE FUND'S OUTPERFORMANCE VERSUS ITS PEER GROUP AND THE EAFE INDEX?

The fund's performance was driven by strong growth from the Federated Asia Pacific Growth Fund and the Federated International Small Company Fund. As of November 30, 1999 the total returns, based on net asset value, for the Class A Shares of each of the following funds to which the Fund was exposed during the 12-month reporting period were:





Federated Asia Pacific Growth Fund            112.19%
Federated Emerging Markets Fund                46.31%
Federated European Growth Fund                 15.68%
Federated International Small Company Fund    103.45%
Federated Latin American Growth Fund           17.78%


HOW WERE THE FUND'S ASSETS DIVERSIFIED AMONG THE FIVE DIFFERENT FEDERATED-MANAGED INTERNATIONAL MUTUAL FUNDS AT THE END OF THE REPORTING PERIOD?

As of November 30, 1999, the assets of Federated International Growth Fund were allocated as follows:




                                             Percentage of
                                             Net Assets

Federated International Small Company Fund   35.12%
Federated European Growth Fund               32.73%
Federated Asia Pacific Growth Fund           10.85%
Federated Emerging Markets Fund               4.37%
Federated Latin American Growth Fund          4.16%


1 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 40.24% 41.83%, and 46.45%, respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

The top two holdings per individual fund as of November 30, 1999 were as follows:





PERCENTAGE OF
FUND

NAME                                             COUNTRY          NET ASSETS

                                             Matsushita Communication Industrial Co.,
Ltd.     Japan            3.18%
Federated Asia Pacific Growth Fund           Softbank
Corp.                                    Japan            2.66%
                                             Total Fina SA, Class

B                            France           3.50%
Federated European Growth Fund               Mannesmann
AG                                     Germany          3.27%
Federated International Small Company Fund   ARM Holdings PLC,
ADR                             United Kingdom   2.14%
                                             Trend Micro

Inc.                                  Japan            1.57%
                                             Telefonos de Mexico, Class L,
ADR                 Mexico          12.29%
Federated Latin American Growth Fund         Cemex SA de CV, Class
B                           Mexico           5.33%

Ghana            2.69%
Federated Emerging Markets Fund              SSB Banks Telefonos de Mexico SA, Class
L, ADR    Mexico           1.99%


AS WE LEAVE A STRONG YEAR FOR THE INTERNATIONAL MARKETPLACE, WHAT IS YOUR OUTLOOK FOR INTERNATIONAL EQUITIES IN THE YEAR 2000, AND HOW ARE YOU STRUCTURING THE FUND'S ALLOCATIONS?

We continue to stress that stock selection remains a critical part of our investment process. With that, we continue to remain bullish on the technology, telecommunications and media sectors on a global basis. Key themes within the technology sector include finding situations that are leveraged to the growth in mobile handsets, growth in bandwidth capital expenditures, and a new round of information technology spending as the year 2000 overhang will be behind us. Finally, we also continue to remain bullish on the economic recovery in Asia and Japan.

Last Meeting of Shareholders

A Special Meeting of the shareholders of Federated International Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc. was held on December 17, 1999. On September 7, 1999, the record date for the shareholders voting at the meeting, there were 3,878,447 total outstanding shares.

The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Elected Directors: 1




                                    SHARES      WITHHELD
                                    VOTED       AUTHORITY
                                    FOR         TO VOTE
Thomas G. Bigley                    3,669,787   25,625
Nicholas P. Constantakis            3,669,287   26,125
John F. Cunningham                  3,669,787   25,625
J. Christopher Donahue              3,669,647   25,765
Charles F. Mansfield, Jr.           3,669,787   25,625
John E. Murray, Jr., J.D., S.J.D.   3,669,647   25,765
John S. Walsh                       3,668,734   26,678


1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P. Smuts.

 Director elections will become effective January 1, 2000.

AGENDA ITEM 2

Made changes to the Fund's fundamental investment policies:

(a) Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.




                           ABSTENTIONS

SHARES      SHARES VOTED   AND BROKER
VOTED FOR   AGAINST        NON-VOTES
2,484,068   57,313         1,154,031


(b) Amended the Fund's fundamental investment policy regarding investments in real estate.




                           ABSTENTIONS

SHARES      SHARES VOTED   AND BROKER
VOTED FOR   AGAINST        NON-VOTES
2,511,108   30,330         1,153,974


(c) Amended the Fund's fundamental investment policy regarding investments in commodities.




                           ABSTENTIONS

SHARES      SHARES VOTED   AND BROKER
VOTED FOR   AGAINST        NON-VOTES
2,508,513   32,838         1,154,061


(d) Amended the Fund's fundamental investment policy regarding underwriting securities.




                           ABSTENTIONS

SHARES      SHARES VOTED   AND BROKER
VOTED FOR   AGAINST        NON-VOTES
2,529,811   29,263         1,136,338


(e) Amended the Fund's fundamental investment policy regarding lending assets.




                           ABSTENTIONS

SHARES      SHARES VOTED   AND BROKER
VOTED FOR   AGAINST        NON-VOTES
2,528,702   29,417         1,137,293


(f) Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.




                           ABSTENTIONS

SHARES      SHARES VOTED   AND BROKER
VOTED FOR   AGAINST        NON-VOTES
2,533,787   25,911         1,135,714


(g) Amended, and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.




                           ABSTENTIONS

SHARES      SHARES VOTED   AND BROKER
VOTED FOR   AGAINST        NON-VOTES
2,504,902   37,207         1,153,303


(h) Amended, and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.




                           ABSTENTIONS

SHARES      SHARES VOTED   AND BROKER
VOTED FOR   AGAINST        NON-VOTES
2,476,857   34,453         1,184,102


AGENDA ITEM 3

Eliminated certain fundamental investment policies of the Fund:

Removed the Fund's fundamental investment policy regarding selling securities short.




                           ABSTENTIONS

SHARES      SHARES VOTED   AND BROKER
VOTED FOR   AGAINST        NON-VOTES
2,523,722   32,961         1,138,729


AGENDA ITEM 4

Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.




                           ABSTENTIONS

SHARES      SHARES VOTED   AND BROKER
VOTED FOR   AGAINST        NON-VOTES
2,499,640   59,023         1,136,749


Federated International Growth Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Growth Fund (Class A Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 1999, compared to the Morgan Stanley Capital International All Country World EX U.S. Index (MSCI- ACW) and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                          40.24%
Start of Performance (7/1/97)    7.22%



[Please see Appendix A20]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACW and the MSCI-EAFE have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-ACW and the MSCI-EAFE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated International Growth Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Growth Fund (Class B Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 1999, compared to the Morgan Stanley Capital International All Country World EX U.S. Index (MSCI- ACW) and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                          41.83%
Start of Performance (7/1/97)    7.46%



[Please see Appendix A21]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.00% on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACW and the MSCI- EAFE have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-ACW and the MSCI-EAFE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated International Growth Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Growth Fund (Class C Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 1999, compared to the Morgan Stanley Capital International All Country World EX U.S. Index (MSCI- ACW) and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                          46.45%
Start of Performance (7/1/97)    9.10%



[Please see Appendix A22]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACW and the MSCI- EAFE have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-ACW and the MSCI-EAFE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999




SHARES OR

PRINCIPAL                                          VALUE IN
AMOUNT                                         U.S. DOLLARS
                MUTUAL FUND SHARES-87.2%
      431,213   Federated Asia Pacific

                Growth Fund, Class A            $  5,855,867
      191,868   Federated Emerging Markets
                Fund, Class A                      2,358,056
    1,004,098   Federated European Growth
                Fund, Class A                     17,672,127
      539,050   Federated International
                Small Company Fund, Class A       18,958,375
      213,837   Federated Latin American
                Growth Fund, Class A               2,245,288
                TOTAL MUTUAL FUND SHARES
                (IDENTIFIED COST
                $31,044,198)                      47,089,713
                REPURCHASE AGREEMENT-10.4%
                1

  $ 5,605,000   J.P. Morgan & Co., Inc.,
                5.71%, dated 11/30/1999,
                due 12/1/1999
                (AT AMORTIZED COST)                5,605,000
                TOTAL INVESTMENTS
                (IDENTIFIED COST
                $36,649,198) 2                  $ 52,694,713


1 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $36,687,363. The net unrealized appreciation of investments on a federal tax basis amounts to $16,007,350 which is comprised of $16,007,350 appreciation and $0 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($53,986,198) at November 30, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999




ASSETS:
Investment in repurchase
agreement                      $  5,605,000
Investments in underlying
funds                            47,089,713
Total investments in
securities, at value
(identified cost
$36,649,198 and tax
cost $36,687,363)                               $ 52,694,713
Cash                                                   4,037
Income receivable                                        889
Receivable for shares sold                         1,281,408
Deferred organizational
costs                                                 24,145
TOTAL ASSETS                                      54,005,192
LIABILITIES:
Payable for shares

redeemed                              7,610
Accrued expenses                     11,384
TOTAL LIABILITIES                                     18,994
Net assets for 4,381,968
shares outstanding                              $ 53,986,198
NET ASSETS CONSIST OF:
Paid-in capital                                 $ 42,504,847
Net unrealized
appreciation of
investments                                       16,045,515
Accumulated net realized
loss on investments                               (4,567,960)
Undistributed net
investment income                                      3,796
TOTAL NET ASSETS                                $ 53,986,198
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($39,385,521 / 3,189,649
shares outstanding)                                   $12.35
Offering Price Per Share
(100/94.50 of $12.35) 1                               $13.07
Redemption Proceeds Per
Share                                                 $12.35
CLASS B SHARES:
Net Asset Value Per Share
($12,317,020 / 1,006,352
shares outstanding)                                   $12.24
Offering Price Per Share                              $12.24
Redemption Proceeds Per
Share (94.50/100 of
$12.24) 1                                             $11.57
CLASS C SHARES:
Net Asset Value Per Share
($2,283,657 / 185,967
shares outstanding)                                   $12.28
Offering Price Per Share                              $12.28
Redemption Proceeds Per
Share (99.00/100 of
$12.28) 1                                             $12.16


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999




INVESTMENT INCOME:
Dividends                                                        $    201,139
Interest                                                               55,736
TOTAL INCOME                                                          256,875
EXPENSES:
Administrative personnel

and services fee                                $  185,000
Custodian fees                                       6,383
Transfer and dividend
disbursing agent fees and
expenses                                            77,805
Directors'/Trustees' fees                            1,541
Auditing fees                                       15,552
Legal fees                                           8,754
Portfolio accounting fees                           79,265
Distribution services fee-
Class B Shares                                      68,658
Distribution services fee-
Class C Shares                                      10,337
Shareholder services fee-
Class A Shares                                      61,993
Shareholder services fee-
Class B Shares                                      22,886
Shareholder services fee-
Class C Shares                                       3,446
Share registration costs                            33,489
Printing and postage                                37,980
Insurance premiums                                   1,311
Taxes                                                2,669
Miscellaneous                                       14,115
TOTAL EXPENSES                                     631,184
WAIVERS AND
REIMBURSEMENTS:
Waiver of shareholder
services fee-Class A
Shares                         $  (61,993)
Waiver of shareholder
services fee-Class B
Shares                            (22,886)
Waiver of shareholder
services fee-Class C
Shares                             (3,446)
Reimbursement of other
operating expenses               (437,577)
TOTAL WAIVERS AND
REIMBURSEMENTS                                    (525,902)
Net expenses                                                          105,282
Net investment income                                                 151,593
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments                                                           314,023
Net change in unrealized
appreciation of
investments                                                        14,901,475
Net realized and
unrealized gain on
investments                                                        15,215,498
Change in net assets
resulting from operations                                        $ 15,367,091


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




YEAR ENDED NOVEMBER 30             1999                1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income            $     151,593       $      61,049
Net realized gain (loss) on
investments ($274,266 and
$(4,375,819),
respectively, as computed
for federal tax purposes)              314,023          (4,808,525)
Net change in unrealized
appreciation of
investments                         14,901,475           3,171,935
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           15,367,091          (1,575,541)
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                        (145,393)            (74,360)
Class B Shares                          (2,171)            (26,124)
Class C Shares                            (233)             (4,552)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                       (147,797)           (105,036)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              32,174,691          24,330,884
Net asset value of shares
issued to shareholders in
payment of
distributions declared                  92,098              77,461
Cost of shares redeemed            (22,306,048)        (10,199,585)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                         9,960,741          14,208,760
Change in net assets                25,180,035          12,528,183
NET ASSETS:
Beginning of period                 28,806,163          16,277,980
End of period (including
undistributed net
investment income of
$3,796
and $0, respectively)            $  53,986,198       $  28,806,163


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30        1999               1998                1997 1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $  8.38            $  8.73              $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                  0.07               0.04 2             (0.01)
Net realized and
unrealized gain (loss) on
investments                      3.96              (0.33)              (1.26)
TOTAL FROM INVESTMENT
OPERATIONS                       4.03              (0.29)              (1.27)
LESS DISTRIBUTIONS:
Distributions from net

investment income               (0.06)             (0.06)                  -
NET ASSET VALUE, END OF
PERIOD                         $12.35            $  8.38             $  8.73
TOTAL RETURN 3                  48.44%             (3.37%)            (12.70%)

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         0.07%              0.08%               0.07% 4
Net investment income (net
operating loss)                  0.65%              0.51%              (0.01%) 4
Expense
waiver/reimbursement 5           1.49%              1.92%               4.32% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $39,386            $19,440             $10,562
Portfolio turnover                 12%                31%                  3%


1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30        1999                1998                1997 1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $  8.31             $  8.71              $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss              (0.00) 2            (0.02) 3            (0.01)
Net realized and
unrealized gain (loss) on
investments                      3.93               (0.34)              (1.28)
TOTAL FROM INVESTMENT
OPERATIONS                       3.93               (0.36)              (1.29)
LESS DISTRIBUTIONS:
Distributions from net

investment income               (0.00) 2            (0.04)                  -
NET ASSET VALUE, END OF
PERIOD                         $12.24             $  8.31             $  8.71
TOTAL RETURN 4                  47.33%              (4.14%)            (12.90%)

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         0.82%               0.83%               0.82% 5
Net operating loss              (0.10%)             (0.24%)             (0.77%) 5
Expense
waiver/reimbursement 6           1.49%               1.92%               2.78% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $12,317              $8,212              $5,036
Portfolio turnover                 12%                 31%                  3%


1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share amount does not round to $(0.01).

3 Per share information is based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30        1999                1998              1997    1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $  8.33             $  8.72            $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss              (0.00) 2            (0.02) 3          (0.01)
Net realized and
unrealized gain (loss) on
investments                      3.95               (0.33)            (1.27)
TOTAL FROM INVESTMENT
OPERATIONS                       3.95               (0.35)            (1.28)
LESS DISTRIBUTIONS:
Distributions from net

investment income               (0.00) 2            (0.04)                -
NET ASSET VALUE, END OF
PERIOD                         $12.28             $  8.33           $  8.72
TOTAL RETURN 4                  47.45%              (3.99%)          (12.80%)

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         0.82%               0.83%             0.82% 5
Net operating loss              (0.10%)             (0.24%)           (0.77%) 5
Expense
waiver/reimbursement 6           1.49%               1.92%             2.69% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                  $2,284              $1,154              $680
Portfolio turnover                 12%                 31%                3%


1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share amount does not round to $(0.01).

3 Per share information is based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated International Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital. The Fund pursues its investment objective by investing in shares of other open-end management investment companies for which affiliates of Federated Investors, Inc. serve as investment adviser, transfer and dividend disbursing agent, portfolio accountant, and principal underwriter (the "Federated Funds," herein referred to as the "underlying funds") that invest primarily in foreign equity securities. The underlying funds in which the Fund will invest include, but are not limited to, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund, Federated International Small Company Fund and Federated Latin American Growth Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may by valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $4,101,553, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contact.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:




                 NUMBER OF PAR VALUE
CLASS NAME       CAPITAL STOCK AUTHORIZED
Class A Shares   100,000,000
Class B Shares   100,000,000
Class C Shares   100,000,000
TOTAL            300,000,000


Transactions in capital stock were as follows:




YEAR ENDED NOVEMBER 30                   1999                                1998
CLASS A SHARES:                SHARES             AMOUNT          SHARES
AMOUNT


Shares sold                    2,660,753       $  26,693,042     2,050,819       $
18,284,432

Shares issued to
shareholders in payment of
distributions declared            10,444              89,817
5,647             48,958
Shares redeemed               (1,800,577)        (17,702,441)     (947,847)
(8,348,289)

NET CHANGE RESULTING FROM
CLASS A
SHARE TRANSACTIONS               870,620       $   9,080,418     1,108,619       $
9,985,101

YEAR ENDED NOVEMBER 30                   1999                               1998
CLASS B SHARES:                SHARES             AMOUNT          SHARES
AMOUNT


Shares sold                      273,359       $   2,722,015       583,808       $
5,216,521

Shares issued to
shareholders in payment of
distributions declared               241               2,065
2,839             24,563
Shares redeemed                 (255,138)         (2,367,708)     (176,735)
(1,554,919)

NET CHANGE RESULTING FROM
CLASS B
SHARE TRANSACTIONS                18,462       $     356,372       409,912       $
3,686,165

YEAR ENDED NOVEMBER 30                   1999                               1998
CLASS C SHARES:                SHARES             AMOUNT          SHARES
AMOUNT


Shares sold                      257,750       $   2,759,634        93,113       $
829,931

Shares issued to
shareholders in payment of
distributions declared                25                 216
454              3,940
Shares redeemed                 (210,253)         (2,235,899)      (33,030)
(296,377)

NET CHANGE RESULTING FROM
CLASS C
SHARE TRANSACTIONS                47,522       $     523,951        60,537       $
537,494

NET CHANGE RESULTING FROM
SHARE TRANSACTIONS               936,604       $   9,960,741     1,579,068       $
14,208,760


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The Adviser fee is contingent upon the grant of certain exemptive relief from the Securities and Exchange Commission. If the Fund were paying or accruing the Adviser fee, the Fund would be able to pay up to 1.25% of its average daily net assets which are invested in individual stocks, bonds or money market investments, and not on those assets invested in shares of the underlying funds. If an asset allocation fee were to be charged to the Fund, it could range up to an annual fee of 0.20% of the average daily net assets invested in the underlying funds. The Fund did not pay or accrue the asset allocation fee during the fiscal year ended November 30, 1999.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.




                   PERCENTAGE OF
                   AVERAGE DAILY
SHARE CLASS NAME   NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


Class A Shares did not pay or accrue the 12b-1 fee during the fiscal year ended November 30, 1999, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $42,732 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the fiscal year ended November 30, 1999, the Fund expensed $9,258 of organizational expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 1999, were as follows:




Purchases     $ 8,560,198
Sales         $ 4,150,000


LINE OF CREDIT AGREEMENT

Effective November 29, 1999 the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the fiscal year ended November 30, 1999.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. AND

SHAREHOLDERS OF FEDERATED INTERNATIONAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Growth Fund (the Fund) (one of the portfolios constituting the World Investment Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Growth Fund of World Investment Series, Inc. at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

[Graphic]

Boston, Massachusetts

January 21, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY A. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

JAMES O. PERRY

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

AS OF NOVEMBER 30, 1999

 [Graphic]
 Federated

 World-Class Investment Manager

 ANNUAL REPORT

Federated International Growth Fund

Established 1997

3RD ANNUAL REPORT

 [Graphic]
 Federated

 Federated International Growth Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 981487739

Cusip 981487721

Cusip 981487713

G02270-01 (1/00)

 [Graphic]









ANNUAL REPORT

[Graphic]

Richard B. Fisher

President

Federated International High Income Fund

President's Message

Dear Fellow Shareholder:

Federated International High Income Fund was created in 1996, and I am pleased to present its fourth Annual Report. As of November 30, 1999, the fund's $95.9 million in net assets were invested in 48 government bonds and 38 international corporate issues across 37 countries. The fund offers shareholders significant income opportunities from a select portfolio of carefully researched international bonds issued by companies and governments outside the U.S.-primarily in the emerging markets. 1

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with Robert M. Kowit, Vice President, who co-manages the fund with Micheal W. Casey, Vice President, both of Federated Global Investment Management Corp. Following their discussion covering international economic and market conditions and fund's strategy are two additional items of shareholder interest. First is a complete listing of the fund's international bond investments, and second is the publication of the fund's financial statements.

Over the 12-month reporting period, the fund's returns were positive as the emerging markets significantly outperformed the developed markets. A strong income stream helped temper a decline in the fund's net asset value, which reflected overall price declines in the bond's developed market holdings.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, emerging markets structures may be less diverse and mature, and their political systems may be less stable.

Individual share class total return performance for the 12-month reporting period, including income distributions, is as follow: 2



TOTAL RETURN INCOME NET ASSET VALUE CHANGE                 Class A Shares 7.55%
$0.78 $7.99 to $7.71 = (3.50%) Class B Shares 6.73% $0.72 $7.99 to $7.71 =
(3.50%) Class C Shares 6.73% $0.72 $7.99 to $7.71 = (3.50%)


If you are not already doing so, I invite you to join the many shareholders who reinvest their monthly dividends and add to their accounts to compound their shares and own more shares for potential future income. I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. 3 Plus by investing the same amount regularly, you buy more fund shares when prices are low and fewer when prices are high.

Thank you for your investment in Federated International High Income Fund and for the confidence you have shown by investing a portion of your wealth in the fund.

Sincerely,

[Graphic]

Richard B. Fisher

President

January 15, 2000

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 2.66%, 1.42%, and 5.76%, respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[Graphic]

Robert M. Kowit

Vice President

Federated Global Investment Management Corp.

[Graphic]

Micheal W. Casey

Vice President

Federated Global Investment Management Corp.

Investment Review

WHAT IS YOUR REVIEW OF THE 12-MONTH REPORTING PERIOD, IN WHICH THE EMERGING BOND MARKETS OUTPERFORMED THE DEVELOPED MARKETS?

For 1999, the recovery in the emerging markets has been driven in large part by the recovery in oil and commodity prices. The J.P. Morgan Emerging Markets Bond Index was up by over 23% year-to-date, while the Goldman Sachs Commodity Index was up over 36%. 1 Most emerging economies are dependent on commodity exports to earn dollars to service their international debt. Higher prices have implied better credit quality and improved bond performance.

During the year, developed market debt suffered the double impact of lower bond prices and a stronger U.S. dollar. Most developed bond markets also suffered from the fear of the Federal Reserve Board and European Central Bank being in a tightening mode. In addition to these factors, the U.S. dollar was much stronger against all major currencies except the Japanese yen, which caused the developed bond markets to post lower returns than the weak U.S. bond markets.

1 The J.P. Morgan Emerging Market Bond Index is an unmanaged index that tracks the total returns of external currency denominated debt instruments of 14 emerging markets countries. The Goldman Sachs Commodity Index is an unmanaged index comprised of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Investments cannot be made in an index.

IN THIS ENVIRONMENT, HOW DID FEDERATED INTERNATIONAL HIGH INCOME FUND PERFORM FOR SHAREHOLDERS OVER THE REPORTING PERIOD?

For the 12-month reporting period ended November 30, 1999, the fund's returns, based on net asset value, were: Class A Shares, 7.55%; Class B Shares, 6.73%; and Class C Shares, 6.73%. 2 These returns were greater than the (3.44%) return of the developed markets as measured by the J.P. Morgan Non-Dollar Bond Index3 ("JPM-NDBI") and lagged the 16.52% return of the more aggressive emerging bond markets as measured by the J.P. Morgan Emerging Market Bond Index ("JPM-EMB"). The total return of all emerging market debt funds as tracked by Lipper Analytical Services, Inc. was 15.30%.4

WHAT WERE THE FUND'S INCOME DISTRIBUTIONS DURING THE 12-MONTH REPORTING PERIOD ENDED NOVEMBER 30, 1999?

The fund paid a very strong income stream over the reporting period totaling $0.78 per share for Class A Shares, $0.72 per share for Class B Shares, and $0.72 per share for Class C Shares.

From a yield perspective, the fund's 30-day SEC yield as of November 30, 1999 was 10.73% for Class A Shares, 9.95% for Class B Shares and 9.95% for Class C Shares. 5

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 2.66%, 1.42%, and 5.76%, respectively.

3 The J.P. Morgan Non-Dollar Bond Index is a total return, unmanaged trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. Investments cannot be made in an index.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

5 The 30-day SEC yield, based on offering price for Class A Shares was 10.24%.

THE FUND MAINTAINS A GENERAL ALLOCATION OF 20%-30% TO THE DEVELOPED MARKETS AND 70%-80% TO THE EMERGING MARKETS. WHAT ADJUSTMENTS HAVE YOU MADE TO THE FUND'S ALLOCATION AND WHY?

The fund stayed within these parameters during the reporting period, but we increased the fund's allocation to various emerging markets countries such as Brazil, Kazakhstan, and Turkey. The fund uses developed market debt to moderate the high volatility of its emerging market holdings. Over the last year, the weekly volatility of return has been 7.77% for the fund compared to 13.78% for the JPM-EMB.

BRAZIL AND MEXICO WERE THE FUND'S LARGEST COUNTRY COMMITMENTS. WHAT DO YOU LIKE ABOUT THOSE COUNTRIES' BOND MARKETS?

Brazil has suffered a serious shock at the start of the year as the currency was devalued by almost 100%-from just over one to the U.S. dollar to two to the U.S. dollar. There were fears that a weaker local currency would greatly increase the cost of imports and result in tremendous inflation. Brazil and its new Central Bank director responded very well to this challenge, and the markets started to correct after a sharp sell off. We established positions in large liquid sovereign issues with high coupons. One of the larger holdings in the fund is the Brazilian bond 14.50% maturing on 10/15/2009 (4.91% of net assets) which was bought at a discount and is now trading at a premium where it yields 13.03% to maturity and has a 13.43% current yield.

Mexico presented a similar story of a depressed market recovering during the year. When Brazil devalued, Mexico also came under pressure. In addition, Mexico had suffered from the low price of oil-one of its major exports. As the price of oil recovered, so did the value of Mexican bonds. One of the fund's Mexican holdings is the Mexican bond 11.375% maturing on 9/15/2016 (1.72% of net assets) which was trading at just under par early in the year. Although most U.S. bonds moved down in price over the year, these bonds ended the year at a premium, with a yield to maturity of 9.66% and a current yield of 9.97%.

WHAT WERE THE FUND'S TOP FIVE GOVERNMENT AND CORPORATE HOLDINGS AS OF NOVEMBER 30, 1999?

The fund's top five international government holdings were:



PERCENTAGE OF
COUNTRY/COUPON/MATURITY NET ASSETS
Brazil (emerging), 14.50%, due 10/15/2009 4.91% Turkey (emerging), 12.375%, due
06/15/2009 4.34% Brazil (emerging), 10.125%, due 05/15/2027 4.17% Argentina
(emerging), 11.375%, due 01/30/2017 2.94% Kazakhstan (emerging), 13.625%, due
10/18/2004 2.67% TOTAL 19.03%


The fund's top five international corporate holdings were:



NAME/COUNTRY/COUPON/MATURI PERCENTAGE OF
TY NET ASSETS
Endesa, Chile (emerging),
8.50%, due 4/01/2009 2.63%
Clearnet, Canada
(developed), SR. Dis. Note
due 08/13/2007 2.62%
Premier Intl., United
Kingdom (developed), 12%,
due 09/01/2009 2.10%
Huntsman ICI, United
States (developed),
10.125%, due 07/01/2009 1.63%
Advanced Agro, Thailand
(emerging), 13.00%, due
11/15/2007 1.61%
TOTAL 10.59%


WHAT IS YOUR OUTLOOK FOR THE EMERGING AND DEVELOPED BOND MARKETS, AND YOUR STRATEGY FOR THE FUND AS WE ENTER THE YEAR 2000?

2000 could be a year in which both components of the fund do very well. The emerging markets are expected to continue their performance of 1999, and the developed markets would benefit substantially if the U.S. dollar weakens as global growth outstrips U.S. growth and the U.S. trade deficits continue.

Last Meeting of Shareholders

A Special Meeting of shareholders of Federated International High Income Fund (the "Fund"), a portfolio of World Investment Series, Inc. was held on December 17, 1999. On September 7, 1999, the record date for the shareholders voting at the meeting, there were 12,521,359 total outstanding shares.

The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Elected Directors: 1



WITHHELD

SHARES AUTHORITY
VOTED FOR TO VOTE
Thomas G. Bigley 7,383,134 235,419
Nicholas P. Constantakis 7,383,068 235,485
John F. Cunningham 7,383,134 235,419
J. Christopher Donahue 7,383,134 235,419
Charles F. Mansfield, Jr. 7,383,134 235,419
John E. Murray, Jr., J.D., S.J.D. 7,375,882 242,671
John S. Walsh 7,381,829 236,724


1 The following Directors continued their terms as Directors: John F. Donahue, John T, Conroy, William P. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

Director elections will become effective January 1, 2000.

AGENDA ITEM 2

Made changes to the Fund's fundamental investment policies:

(a) Amended the Fund's fundamental investment policy regarding diversification.



SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,151,220 306,456 2,160,877


(b) Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.



SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,527,941 334,202 1,756,410


(c) Amended the Fund's fundamental investment policy regarding investments in real estate.



SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,531,918 336,920 1,749,715


(d) Amended the Fund's fundamental investment policy regarding investments in commodities.



SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,403,458 440,440 1,774,655


(e) Amended the Fund's fundamental investment policy regarding underwriting securities.



SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,534,387 327,030 1,757,136


(f) Amended the Fund's fundamental investment policy regarding lending assets.



SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,493,305 382,470 1,742,778


(g) Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.




SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,578,946 316,655 1,722,952


(h) Amended, and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.



SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,332,102 482,485 1,803,966


(i) Amended, and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.



SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,346,640 463,125 1,808,788


AGENDA ITEM 3

Eliminated certain fundamental investment policies of the Fund:

Removed the Fund's fundamental investment policy regarding selling securities short.



SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,384,411 410,676 1,823,466


AGENDA ITEM 4

Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.



SHARES ABSTENTIONS
VOTED AND BROKER
SHARES VOTED FOR AGAINST NON-VOTES
5,384,407 492,573 1,741,572


Federated International High Income Fund - Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class A Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1999 compared to the J.P. Morgan Emerging Market Bond Index (JPM-EMB).2



AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year 2.66%
Start of Performance (10/2/96) 1.09%


[Please see Appendix A23]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated International High Income Fund - Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class B Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1999 compared to the J.P. Morgan Emerging Market Bond Index (JPM-EMB).2



AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year 1.42%
Start of Performance (10/2/96) 1.08%


[Please see Appendix A24]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 3.00% on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated International High Income Fund - Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class C Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1999 compared to the J.P. Morgan Emerging Market Bond Index (JPM-EMB).2



AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year 5.76%
Start of Performance (10/2/96) 1.79%


[Please see Appendix A25]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999



SHARES OR

FOREIGN

CURRENCY VALUE IN
PAR AMOUNT U.S. DOLLARS
COMMON STOCK-0.1%
TELECOMMUNICATIONS &
CELLULAR-0.1%
2,500 1 Jazztel PLC, Warrants
(identified cost $0) $ 125,969
CORPORATE BONDS-34.7%
BEVERAGE & TOBACCO-0.8%
1,000,000 2 Sampoerna International
Finance Co., Sr. Note,
Series 144 A,
8.375%, 6/15/2006 728,940
BROADCAST RADIO & TV-0.8%
1,000,000 Globo Communicacoes Part,
Sr. Note, 10.625%,
12/5/2008 780,640
BUILDING & DEVELOPMENT-
1.6%

500,000 Cemex SA, Bond, 12.75%,
7/15/2006 552,262
1,000,000 2, 3 Cemex SA, Series 144A,
9.625%, 10/1/2009 1,007,500
TOTAL 1,559,762
CHEMICALS & PLASTICS-1.6%
1,500,000 2 Huntsman ICI Corp., Sr.
Sub., 10.125%, 7/1/2009 1,566,799
CONGLOMERATES-0.6%
2,253,472,222 1 Dharmala 9,241
350,000 Mechala Group Jamaica,
Company Guarantee, Series
REGS, 12.00%, 2/15/2002 131,250
1,000,000 Mechala Group Jamaica,
Note, Series B, 12.75%,
12/30/1999 395,000
TOTAL 535,491
CONTAINER & GLASS
PRODUCTS-0.7%
750,000 Vicap SA, Sr. Note,
11.375%, 5/15/2007 672,008
FINANCIAL INTERMEDIARIES-
4.1%
12,000,000 Baden Wurt L-Finance NV,
Sr. Note, Series E, MTN,
13.50%, 6/22/2001 367,842
1,300,000 Bancomext Trust, Bank
Guarantee, 11.25%,
5/30/2006 1,368,250
1,260,000 Brierley Investments Ltd.,
Bond, 9.00%, 3/15/2002 640,438
127,000 Nykredit, Mtg. Bond,
8.00%, 10/1/2029 17,623
301,666,667 1 Polysindo 4,947
1,098,333,333 1 Polysindo International
Finance Co. BV, 3/16/2000 18,013
1,500,000 2, 3 PTC International Finance
II, Company Guarantee,
Series 144 A,
11.25%, 12/1/2009 1,511,624
TOTAL 3,928,737
FOREIGN
CURRENCY VALUE IN
PAR AMOUNT U.S. DOLLARS
CORPORATE BONDS-continued
FOOD & DRUG RETAILERS-2.1%
2,000,000 2, 3 Premier Intl. Foods PLC,
12.00%, 9/1/2009 $ 2,010,000
FOREST PRODUCTS-2.9%
1,300,000 Grupo Industrial Durango
SA de CV, 12.625%, 8/1/2003 1,278,940
800,000 Indah Kiat Intl. Finance,
Company Guarantee, 11.875%
6/15/2002 704,000
950,000 Indah Kiat Intl. Finance,
Company Guarantee, 12.50%,
6/15/2006 769,500
TOTAL 2,752,440
INDUSTRIAL PRODUCTS &
EQUIPMENT-2.0%
2,300,000 Advance Agro Public Co.,
Unsub., 13.00%, 11/15/2007 1,541,000
500,000 2, 3 Globo Communicacoes Part,
10.625%, 12/5/2008 401,875
TOTAL 1,942,875
OIL & GAS-1.0%
1,100,000 Perez Companc, Series
REGS, 9.00%, 5/1/2006 992,750
SUPRANATIONAL-0.7%
350,000,000 European Bank for
Reconstruction and
Development, Bond,
10.00%, 5/2/2002 316,110
200,000 European Investment Bank,
Bond, 12.00%, 2/15/2000 321,993
TOTAL 638,103
SURFACE TRANSPORTATION-
0.5%
800,000 Air Canada, 7.25%,
10/1/2007 505,538
TECHNOLOGY SERVICES-1.1%
1,000,000 Samsung Electron America,
Series REGS, 9.75%,
5/1/2003 1,036,250
TELECOMMUNICATIONS &
CELLULAR-11.6%
5,200,000 Clearnet Communications,
Inc., Sr. Disc. Note,
8/13/2007 2,517,497
1,000,000 Esat Telecom Group PLC,
11.875%, 11/1/2009 1,066,182
1,435,000 2, 3 Grupo Televisa SA, Sr.
Disc. Note, 13.25%,
5/15/2008 1,287,913
500,000 2 Jazztel PLC, 14.00%,
4/1/2009 524,030
3,200,000 Microcell
Telecommunications, Sr.
Disc. Note,
11.125%, 10/15/2007 1,435,075
500,000 Netia Holdings, Company
Guarantee, 10.25%,
11/1/2007 422,758
1,300,000 Philippine Long Distance
Telephone Co., Deb.,
10.625%, 6/2/2004 1,327,916
1,500,000 Philippine Long Distance
Telephone Co., Sr. Note,
Series E, MTN,
8.35%, 3/6/2017 1,179,450
5,250,000 Telkom SA Ltd., 10.00%,
3/31/2008 656,275
1,300,000 Viatel, Inc., 11.15%,
4/15/2008 663,132
TOTAL 11,080,228
FOREIGN
CURRENCY VALUE IN
PAR AMOUNT U.S. DOLLARS
CORPORATE BONDS-continued
UTILITIES-2.6%
2,500,000 2, 3 Endesa Nacional
Electricidad SA, 8.50%,
4/1/2009 $ 2,517,900
TOTAL CORPORATE BONDS
(IDENTIFIED COST
$39,177,513) 33,248,461
SOVEREIGN GOVERNMENTS-
60.7%
3,000,000 Argentina, Government of,
Bond, 11.375%, 1/30/2017 2,820,000
1,000,000 Argentina, Government of,
Global Bond Deb., 9.75%,
9/19/2027 832,500
5,000,000 Brazil, Government of,
10.125%, 5/15/2027 4,000,000
2,000,000 Brazil, Government of,
11.625%, 4/15/2004 1,910,000
4,512,000 Brazil, Government of,
14.50%, 10/15/2009 4,710,528
1,500,000 Colombia, Government of,
Bond, 9.75%, 4/23/2009 1,312,500
1,000,000 Colombia, Government of,
Bond, 10.875%, 3/9/2004 990,000
1,250,000 Colombia, Government of,
Unsub., 8.625%, 4/1/2008 1,031,250
1,081,801 Croatia, Government of,
Bond, 6.456%, 7/31/2006 951,998
66,000,000 Czech, Government of,
Bond, 14.85%, 2/6/2003 2,250,481
6,000,000 Denmark, Government of,
Bond, 7.00%, 11/10/2024 907,680
3,000,000 Denmark, Government of,
Bond, 8.00%, 3/15/2006 462,373
1,050,000 France, Government of,
8.50%, 4/25/2023 1,395,683
1,000,000 Germany, Government of,
Bond, 6.00%, 6/20/2016 1,069,726
75,000,000 Greece, Government of,
Bond, 11.90%, 12/31/2003 236,045
270,000,000 Greece, Government of,
Bond, 8.60%, 3/26/2008 927,844
100,000,000 Greece, Government of,
Floating Rate Note,
12.50%, 12/27/2002 315,400
385,000,000 Greece, Government of,
Series, 12.40%, 11/26/2003 1,209,928
150,000,000 Hungary, Government of,
Bond, 13.50%, 1/12/2001 596,463
100,000,000 Hungary, Government of,
Bond, 14.00%, 6/24/2002 408,398
172,500,000 Hungary, Government of,
Bond, 14.00%, 12/12/2002 720,027
903,798 Italy, Government of,
Bond, 10.50%, 9/1/2005 1,152,893
1,750,000 Jordan, Government of,
Bond, 5.50%, 12/23/2023 1,170,400
2,500,000 2, 3 Kazakhstan, Government of,
Bond, 13.625%, 10/18/2004 2,556,250
1,500,000 Lesotho Water Authority,
Bond, 12.50%, 4/15/2002 237,072
2,600,000 Lesotho Water Authority,
Foreign Gov't. Guarantee,
13.00%, 9/15/2010 376,418
1,100,000 Mexico, Government of,
Bond, 10.375%, 2/17/2009 1,145,100
1,500,000 Mexico, Government of,
Bond, 11.375%, 9/15/2016 1,653,750
2,000,000 Mexico, Government of,
Bond, 9.875%, 1/15/2007 2,040,000
FOREIGN
CURRENCY
PAR AMOUNT
OR PRINCIPAL VALUE IN
AMOUNT U.S. DOLLARS
SOVEREIGN GOVERNMENTS-
continued
1,250,000 Morocco - R & C A, Foreign
Gov't. Guarantee, 1/1/2009 $ 1,106,250
317,646 Netherlands, Government
of, Bond, 8.25%, 2/15/2007 378,367
453,780 Netherlands, Government
of, Bond, 8.50%, 6/1/2006 541,896
500,000 New South Wales, State of,
Local Gov't. Guarantee,
12.60%, 5/1/2006 412,708
5,000,000 Norway, Government of,
Bond, 9.50%, 10/31/2002 680,058
1,500,000 Panama, Government of,
Bond, 8.875%, 9/30/2027 1,265,625
750,000 Philippines, Government
of, 9.875%, 1/15/2019 763,125
5,500,000 Poland, Government of,
Bond, 10.00%, 6/12/2004 1,191,354
3,500,000 Poland, Government of,
Bond, 12.00%, 10/12/2003 795,959
1,500,000 Poland, Government of,
Bond, 12.00%, 2/12/2002 339,011
1,000,000 Poland, Government of,
Bond, 12.00%, 6/12/2002 224,950
4,000,000 Poland, Government of,
Bond, 12.00%, 6/12/2003 902,150
1,000,000 Qatar, Government of,
9.50%, 5/21/2009 1,046,280
3,500,000 South Africa, Government
of, Bond, 13.50%,
9/15/2015 539,856
2,000,000 South Africa, Government
of, Bond, 12.50%,
1/15/2002 320,593
1,000,000 South Africa, Government
of, Sr. Unsub., 9.125%,
5/19/2009 1,022,500
1,000,000 Turkey, Government of,
Note, 12.00%, 12/15/2008 1,040,000
4,000,000 Turkey, Government of, Sr.
Unsub., 12.375%, 6/15/2009 4,160,000
3,300,000 Venezuela, Government of,
Bond, 9.25%, 9/15/2027 2,116,125
TOTAL SOVERIGN
GOVERNMENTS (IDENTIFIED
COST $60,442,668) 58,237,514
REPURCHASE AGREEMENT-1.7%
4
$ 1,630,000 J.P. Morgan & Co., Inc.,
5.71%, dated 11/30/1999,
due 12/1/1999 (at
amortized cost) 1,630,000
TOTAL INVESTMENTS
(IDENTIFIED COST
$101,250,181) 5 $ 93,241,944


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1999, these securities amounted to $14,112,831 which represents 14.7% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $11,293,062 which represents 11.8% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Directors.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $101,273,381. The net unrealized depreciation of investments on a federal tax basis amounts to $8,031,437 which is comprised of $1,339,350 appreciation and $9,370,787 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($95,919,134) at November 30, 1999.

The following acronym is used throughout this portfolio:



MTN -Medium Term Note



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999



ASSETS:

Total investments in
securities, at value
(identified cost
$101,250,181 and tax
cost $101,273,381) $ 93,241,944 Cash 2,473 Cash denominated in foreign currencies (identified cost $239,539) 236,339 Income receivable 2,900,272
Receivable for investments sold 2,707,053 Receivable for shares sold 1,035,151
Deferred organizational costs 20,002 TOTAL ASSETS 100,143,234 LIABILITIES:
Payable for investments purchased $ 3,237,447 Payable for shares redeemed
318,997 Income distribution payable 522,874 Payable for taxes withheld 47,695
Accrued expenses 97,087 TOTAL LIABILITIES 4,224,100 Net assets for 12,448,425 shares outstanding $ 95,919,134 NET ASSETS CONSIST OF: Paid-in capital $
116,968,374 Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency (7,864,073) Accumulated net realized loss on investments and foreign currency transactions (12,414,960) Accumulated distributions in excess of net investment income (770,207) TOTAL NET ASSETS $
95,919,134 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
CLASS A SHARES: Net Asset Value Per Share ($17,792,739 / 2,309,120 shares outstanding) $7.71 Offering Price Per Share (100/95.50 of $7.71) 1 $8.07
Redemption Proceeds Per Share $7.71 CLASS B SHARES: Net Asset Value Per Share
($71,880,653 / 9,328,732 shares outstanding) $7.71 Offering Price Per Share
$7.71 Redemption Proceeds Per Share (94.50/100 of $7.71) 1 $7.29 CLASS C SHARES:
Net Asset Value Per Share ($6,245,742 / 810,573 shares outstanding) $7.71
Offering Price Per Share $7.71 Redemption Proceeds Per Share (99.00/100 of
$7.71) 1 $7.63


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999



INVESTMENT INCOME:
Interest (net of foreign taxes withheld of $42,320) $ 12,436,170 EXPENSES:

Investment adviser fee $ 810,000 Administrative personnel and services fee
185,000 Custodian fees 68,702 Transfer and dividend disbursing agent fees and expenses 145,843 Directors'/Trustees' fees 2,110 Auditing fees 21,656 Legal fees
3,950 Portfolio accounting fees 84,386 Distribution services fee- Class B Shares
540,902 Distribution services fee- Class C Shares 52,489 Shareholder services fee- Class A Shares 40,440 Shareholder services fee- Class B Shares 180,799
Shareholder services fee- Class C Shares 17,496 Share registration costs 39,538
Printing and postage 43,615 Insurance premiums 1,500 Taxes 8,785 Miscellaneous
15,080 TOTAL EXPENSES 2,262,291 WAIVER: Waiver of investment adviser fee
(753,311) Net expenses 1,508,980 Net investment income 10,927,190 REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY: Net realized loss on investments and foreign currency transactions (11,742,170) Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency 7,020,034 Net realized and unrealized loss on investments and foreign currency (4,722,136) Change in net assets resulting from operations
$ 6,205,054


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets



YEAR ENDED NOVEMBER 30 1999 1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income $ 10,927,190 $ 8,583,767 Net realized loss on investments and foreign currency transactions ($(9,858,320) and $(2,542,891), respectively, as computed for federal tax purposes) (11,742,170) (3,462,957) Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency 7,020,034 (11,762,681) CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS 6,205,054 (6,641,871) DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income Class A Shares (1,625,090) (1,068,975)
Class B Shares (6,725,976) (6,559,668) Class C Shares (657,826) (854,790)
Distributions from net realized gains on investments and foreign currency transactions Class A Shares - (2,557) Class B Shares - (14,211) Class C Shares -
(1,879) Distributions from paid-in capital: Class A Shares (131,312) - Class B
Shares (543,479) - Class C Shares (53,154) - CHANGE IN NET ASSETS RESULTING FROM
DISTRIBUTIONS TO SHAREHOLDERS (9,736,837) (8,502,080) SHARE TRANSACTIONS:
Proceeds from sale of shares 45,603,157 59,262,958 Net asset value of shares issued to shareholders in payment of distributions declared 2,735,426 2,695,479
Cost of shares redeemed (38,504,202) (22,236,754) CHANGE IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS 9,834,381 39,721,683 Change in net assets 6,302,598
24,577,732 NET ASSETS: Beginning of period 89,616,536 65,038,804 End of period $
95,919,134 $ 89,616,536


See Notes which are an integral part of the Financial Statements

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED NOVEMBER 30 1999 1998 1997 1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD $7.99 $9.50 $10.12 $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income 0.93 2 0.94 1.18 0.17 2
Net realized and
unrealized gain (loss) on
investments and foreign
currency transactions (0.37) (1.49) (0.78) 0.13
TOTAL FROM INVESTMENT
OPERATIONS 0.56 (0.55) 0.40 0.30
LESS DISTRIBUTIONS:
Distributions from net

investment income (0.78) (0.96) (1.02) (0.17)
Distributions in excess of
net investment income - - - (0.01) 3
Distributions from paid-in
capital 4 (0.06) 2 - - -
Distributions from net
realized gain on
investments and foreign
currency transactions - (0.00) 5 - -
TOTAL DISTRIBUTIONS (0.84) (0.96) (1.02) (0.18)
NET ASSET VALUE, END OF
PERIOD $7.71 $7.99 $9.50 $10.12
TOTAL RETURN 6 7.55% (5.95%) 4.02% 2.99%
RATIOS TO AVERAGE NET
ASSETS:

Expenses 0.96% 0.82% 0.75% 0.75% 7
Net investment income 12.09% 11.07% 10.54% 9.19% 7
Expense
waiver/reimbursement 8 0.79% 0.99% 2.03% 8.46% 7
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted) $17,793 $11,052 $9,073 $599
Portfolio turnover 87% 128% 93% 0%


1 Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

2 Per share information is based on the average number of shares outstanding.

3 Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purposes.

4 Represents a return of capital for federal income tax purposes.

5 Per share amount does not round to $(0.01).

6 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

7 Computed on an annualized basis.

8 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED NOVEMBER 30 1999 1998 1997 1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD $7.99 $9.50 $10.12 $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income 0.88 2 0.89 0.96 0.18 2
Net realized and
unrealized gain (loss) on
investments and foreign
currency transactions (0.38) (1.50) (0.63) 0.11
TOTAL FROM INVESTMENT
OPERATIONS 0.50 (0.61) 0.33 0.29
LESS DISTRIBUTIONS:
Distributions from net

investment income (0.72) (0.90) (0.95) (0.17)
Distributions from paid-in
capital 3 (0.06) 2 - - -
Distributions from net
realized gain on
investments and foreign
currency transactions - (0.00) 4 - -
TOTAL DISTRIBUTIONS (0.78) (0.90) (0.95) (0.17)
NET ASSET VALUE, END OF
PERIOD $7.71 $7.99 $9.50 $10.12
TOTAL RETURN 5 6.73% (6.67%) 3.24% 2.87%
RATIOS TO AVERAGE NET
ASSETS:

Expenses 1.71% 1.57% 1.50% 1.50% 6
Net investment income 11.34% 10.37% 9.73% 8.92% 6
Expense
waiver/reimbursement 7 0.79% 0.99% 2.03% 8.46% 6
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted) $71,881 $70,458 $49,929 $5,397
Portfolio turnover 87% 128% 93% 0%


1 Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED NOVEMBER 30 1999 1998 1997 1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD $7.99 $9.50 $10.12 $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income 0.88 2 0.85 0.98 0.17 2
Net realized and
unrealized gain (loss) on
investments and foreign
currency transactions (0.38) (1.46) (0.65) 0.12
TOTAL FROM
INVESTMENT OPERATIONS 0.50 (0.61) 0.33 0.29
LESS DISTRIBUTIONS:
Distributions from net
investment income (0.72) (0.90) (0.95) (0.17)
Distributions from paid-in
capital 3 (0.06) 2 - - -
Distributions from net
realized gain on
investments and foreign
currency transactions - (0.00) 4 - -
TOTAL DISTRIBUTIONS (0.78) (0.90) (0.95) (0.17)
NET ASSET VALUE, END OF
PERIOD $7.71 $7.99 $9.50 $10.12
TOTAL RETURN 5 6.73% (6.67%) 3.24% 2.87%
RATIOS TO AVERAGE NET
ASSETS:

Expenses 1.71% 1.57% 1.50% 1.50% 6
Net investment income 11.34% 10.35% 10.04% 8.67% 6
Expense
waiver/reimbursement 7 0.79% 0.99% 2.03% 8.46% 6
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted) $6,246 $8,106 $6,037 $83
Portfolio turnover 87% 128% 93% 0%


1 Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30,1999

ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek a high level of current income.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.



INCREASE/(DECREASE)
ACCUMULATED NET ACCUMULATED
REALIZED LOSS ON DISTRIBUTIONS
INVESTMENTS AND IN EXCESS OF
FOREIGN CURRENCY NET INVESTMENT
TRANSACTIONS INCOME
$1,883,850 $(1,883,850)


Net investment income, net realized gain (loss) and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $12,401,211, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:



EXPIRATION YEAR EXPIRATION AMOUNT
2006 $2,542,891
2007 $9,858,320


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 1999, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1999 is as follows:



ACQUISITION ACQUISITION
SECURITY DATE COST
Huntsman ICI Corp. 7/22/1999 $1,548,947
Jazztel PLC 4/1/1999 539,537
Sampoerna International Finance Co. 7/28/1999 740,000


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:



NUMBER OF PAR VALUE
SHARE CLASS NAME CAPITAL STOCK AUTHORIZED
Class A Shares 100,000,000 Class B Shares 100,000,000 Class C Shares 100,000,000
TOTAL 300,000,000


Transactions in capital stock were as follows:



YEAR ENDED NOVEMBER 30 1999 1998
CLASS A SHARES: SHARES AMOUNT SHARES AMOUNT
Shares sold 2,849,099 $22,174,915 936,322 $7,944,196
Shares issued to
shareholders in payment of
distributions declared 63,306 489,301 45,021 382,483
Shares redeemed (1,986,043) (15,363,119) (553,678) (4,809,928)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS 926,362 $7,301,097 427,665 $3,516,751
YEAR ENDED NOVEMBER 30 1999 1998
CLASS B SHARES: SHARES AMOUNT SHARES AMOUNT
Shares sold 2,775,564 $21,581,257 4,969,213 $44,146,311
Shares issued to
shareholders in payment of
distributions declared 250,505 1,936,099 224,076 1,913,388
Shares redeemed (2,512,932) (19,426,004) (1,634,221) (13,647,738)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS 513,137 $4,091,352 3,559,068 $32,411,961
YEAR ENDED NOVEMBER 30 1999 1998
CLASS C SHARES: SHARES AMOUNT SHARES AMOUNT
Shares sold 237,307 $1,846,985 787,334 $7,172,451
Shares issued to
shareholders in payment of
distributions declared 40,084 310,026 46,643 399,608
Shares redeemed (481,064) (3,715,079) (455,208) (3,779,088)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS (203,673) $(1,558,068) 378,769 $3,792,971
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS 1,235,826 $9,834,381 4,365,502 $39,721,683


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.



Percentage of Average Daily
SHARE CLASS NAME Net Assets of Class
        Class A Shares 0.25% Class B Shares 0.75% Class C Shares 0.75%


Class A Shares did not incur a distribution services fee for the fiscal year ended November 30, 1999, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational and start-up administrative service expenses of $48,027 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the fiscal year ended November 30, 1999, the Fund expensed $11,249 of organizational expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 1999, were as follows:



Purchases $93,906,222
Sales $79,187,395


CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1999, the diversification of countries was as follows:



PERCENTAGE OF
COUNTRY NET ASSETS
        Argentina 4.9% Australia 0.4% Brazil 12.3% Canada 4.7% Chile 2.6%
Colombia 3.5% Croatia 1.0%

Czech Republic 2.3%
Denmark 1.5%
France 1.5% Germany 1.5% Greece 2.8% Hungary 1.8% Indonesia 2.3% Ireland 1.1%
Italy 1.2% Jamaica 0.5% Jordan 1.2% Kazakhstan 2.7% Korea 1.4% Luxembourg 1.6%
Mexico 11.5% Morocco 1.2%

Netherlands 1.0%
New Zealand 0.7%
Norway 0.7%
Panama 1.3%
Philippines 3.4%
Poland 4.0%
Qatar 1.1%
South Africa 3.3%
Spain 0.6%
Thailand 1.6%
Turkey 5.4%
United Kingdom 2.4%
Venezuela 2.2%
United States 4.0%


LINE OF CREDIT AGREEMENT

Effective November 29, 1999 the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the fiscal year ended November 30, 1999.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. AND

SHAREHOLDERS OF FEDERATED INTERNATIONAL HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International High Income Fund (the
Fund) (one of the portfolios constituting the World Investment Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International High Income Fund of World Investment Series, Inc. at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

[Graphic]

Boston, Massachusetts

January 21, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY A. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

JAMES O. PERRY

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

AS OF NOVEMBER 30, 1999

[Graphic]
Federated
World-Class Investment Manager

ANNUAL REPORT
Federated International High Income Fund

Established 1996

4TH ANNUAL REPORT

[Graphic]
Federated
Federated International High Income Fund
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor
Cusip 981487762

Cusip 981487754

Cusip 981487747

G01949-01 (1/00)

[Graphic]
 Livelink (r) Version 8.0.2, Copyright (c) 1995-1998 Open Text Inc. All
            rights reserved.






[Graphic]

RICHARD B. FISHER
President

Federated International Small Company Fund

President's Message

Dear Fellow Shareholder:

Federated International Small Company Fund was created in 1996, and I am pleased to present its fourth Annual Report. This fund is managed to bring shareholders significant long-term opportunities from a well-researched portfolio of small-cap international stocks. 1 These stocks are in one or more key areas that have experienced spectacular investment growth recently: domestic consumption, product and service leaders, technology and downstream beneficiaries of global trade. As of November 30, 1999, this $1.1 billion fund was invested in more than 270 small-cap stocks in 34 countries across 3 continents.

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Leonardo A. Vila, Vice President of Federated Global Investment Management Corp. Following his discussion, which covers international economic and market conditions and fund strategy, are three additional items of shareholder interest. First is a series of graphs showing the fund's investment performance. Second is a complete listing of the fund's global investments and third is the publication of the fund's financial statements.

Broad diversification and outstanding stock selection continued to be the hallmarks of this fund. In particular, the fund's weighting in Asia and technology holdings helped the fund produce triple-digit total return performance for the year. In fact, the fund's returns were nearly six times higher than the 17.64% return of the small-cap international market, as represented by the Morgan Stanley Capital International ("MSCI") Small Cap World ex-US Index. 2 The fund also significantly outperformed the 57.88% return of the 68 small-cap international funds tracked by Lipper Analytical Services, Inc.3

1 Small-cap stocks have historically experienced greater volatility than average. Foreign investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 The MSCI Small Cap World ex-U.S. Index is an unmanaged index of companies in 23 developed markets with U.S. dollar market capitalizations of $200- $800 million. Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

Individual share class total return performance for the 12-month reporting period, including realized gains, is as follows: 4

                 TOTAL RETURN   CAPITAL GAIN   NET ASSET VALUE INCREASE
Class A Shares   103.45%        $0.28          $17.56 to $35.17 = 100.28%
Class B Shares   102.11%        $0.28          $17.20 to $34.21 = 98.90%
Class C Shares   102.11%        $0.28          $17.19 to $34.19 = 98.89%

While this fund has provided shareholders with very strong returns since it began operation on February 28, 1996, I want to remind you that international small company investing can be volatile. There could be periods of negative short-term fluctuation, as well as the positive returns we have experienced since the fund's inception. Our group of global investment managers are optimistic about many countries' economic outlooks and continued enthusiasm for capitalism.

In this investment environment, I recommend that you add to your account on a regular basis to take advantage of price fluctuations by using the dollar- cost averaging method of investing, and to consider increasing a portion of your international investable dollars in the world's attractive markets. 5

Thank you for participating in Federated International Small Company Fund. We hope that you are pleased with the fund's continued strong performance.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 2000

4 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 92.28%, 96.61% and 101.11%, respectively.

5 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[Graphic]

Leonardo A. Vila
Vice President

Federated Global Investment Management Corp.

Investment Review

WHAT IS YOUR REVIEW OF THE FUND'S FISCAL YEAR, WHICH SAW FAVORABLE ECONOMIC CONDITIONS AND VERY STRONG PERFORMANCE FROM INTERNATIONAL SMALL-CAP STOCKS?

This past fiscal year was another fantastic year for the international small-cap asset class. Small companies outside of the U.S. continued to grow their businesses faster than their U.S. peers. Favorable low interest rate environments, continuing deregulation, mergers and acquisitions for consolidation, and diversification were key economic themes carried throughout the world. Clearly, the restructuring process in Asia, particularly in Japan, has led to great stock performances of many small companies. In fact, the MSCI Pacific Small Cap Index returned 39.00% during this fiscal year in U.S. dollars versus the 1.50% return delivered by the MSCI Europe Small Cap Index. Not surprisingly, the United Kingdom, which did not adopt the euro, performed very well (25.80% as measured by the MSCI United Kingdom Small Cap Index) versus the MSCI Europe Small Cap Index. 1

1 The MSCI Small Cap Indexes include stocks having market capitalizations between U.S. $200-800 million. These indexes track small-cap performance worldwide by defining a consistent market capitalization range across 23 developed markets. These indexes are unmanaged and investments cannot be made in an index.

FEDERATED INTERNATIONAL SMALL COMPANY FUND DELIVERED +100% RETURNS FOR THE 12-MONTH REPORTING PERIOD, WHICH WAS OUTSTANDING IN BOTH ABSOLUTE AND RELATIVE PERFORMANCE. BY HOW MUCH DID THE FUND'S RETURNS SURPASS THOSE OF THE INTERNATIONAL SMALL-CAP STOCK MARKET AND THE AVERAGE INTERNATIONAL SMALL-CAP FUND?

For the fiscal year ended November 30, 1999, the fund's total returns, based on net asset value, were 103.45%, 102.11% and 102.11% for Class A, B and C Shares, respectively. 2 These returns were nearly six times higher than the 17.64% return of the small-cap international market, as represented by the MSCI Small Cap World ex-US Index. The fund also significantly outperformed the 57.88% return of the 68 small company international funds as tracked by Lipper Analytical Services, Inc.

WHAT STRATEGIES AND HOLDINGS ACCOUNTED FOR THE FUND'S OUTPERFORMANCE?

The fund's timely asset movement from Europe to Asia at the beginning of this year is the first reason for its outstanding performance. The fund's weightings in Japan and Korea led the gains. Huge gains were also realized by investments in companies benefiting from the continuing growth in the technology, cellular equipment and services industries. Technology in Europe has tended to lag the U.S. by three to five years; however, in the past 16 months, we have witnessed a surge in technology initial public offerings in Europe at unprecedented levels. Why is this important? Because during our research process, we have discovered the increasing adoption rate of technology into corporate environments.

With respect to individual holdings, strong performances in U.S. dollars were turned in during the period by JOT Automation Group Oyj (0.90% of net assets) +370%, a Finnish company that manufactures robotics for the assembly, testing and packaging of cellular phones; Eidos PLC (0.76% of net assets) +503%, a British company that designs and sells video games, best known for "Tomb Raider"; Vestas Wind Systems A/S (1.11% of net assets) +229% a Danish windmill manufacturer benefiting from the push for renewable energy; and Don Quijote Co., Ltd. (0.67% of net assets) +453% a Japanese convenience retail store that targets late-night shoppers.

2 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 92.28%, 96.61%, and 101.11%, respectively.

CAN YOU DISCUSS A FEW NOTEWORTHY ADDITIONS TO THE PORTFOLIO DURING THE REPORTING PERIOD?

Our recent purchases included the following:

ERG LIMITED (Australia) (0.31% of net assets): ERG manufactures, markets, installs and services automated fare collection equipment and systems. ERG also manufacturers smart card systems and services, manufactures and markets telecommunication equipment, and offers telecommunications and broadband infrastructure services.

IPSOS (France) (0.45% of net assets): IPSOS is an advertising research company dedicated to advertising testing, marketing, media, public opinion and social research.

NICE SYSTEMS LTD. (Israel) (0.14% of net assets): NICE Systems develops, manufactures and markets telephone and video recording equipment. The company's products digitally record incoming and outgoing telephone calls and allows the user to search for and retrieve them. NICE also produces systems that continuously record video and audio from multiple locations.

SAILOR PEN CO. LTD. (Japan) (0.57% of net assets): Sailor Pen is transforming itself from a world-famous pen company into a global manufacturer of CD Rom production equipment and retrieval equipment.

WHERE WERE THE FUND'S ASSETS INVESTED AS OF NOVEMBER 30, 1999?

The portfolio was well-diversified across the following 34 countries.

                 PERCENTAGE OF
COUNTRY          NET ASSETS
Japan             29.4%
United Kingdom    13.2%
Germany            6.4%
Australia          6.3%
Hong Kong          6.0%
Sweden             5.9%
Canada             4.1%
Greece             3.6%
France             3.5%
Singapore          3.1%
Switzerland        3.0%
Korea              2.7%
Finland            2.5%
South Africa       1.8%
Denmark            1.3%
Netherlands        1.2%
Ireland            1.1%
Egypt              1.0%
Israel             0.8%
India              0.6%
China              0.5%
Spain              0.5%
United States      0.5%
Norway             0.4%
Austria            0.2%
Turkey             0.2%
Hungary            0.1%
Mexico             0.1%
Philippines        0.1%
Thailand           0.1%
Belgium            0.0% 1
Brazil             0.0% 1
Indonesia          0.0% 1
Portugal           0.0% 1

1 Amount represents less than 0.1%.

WHAT WERE THE FUND'S TOP TEN HOLDINGS AS OF NOVEMBER 30, 1999?

                                                 PERCENTAGE OF
NAME                            COUNTRY          NET ASSETS
INDUSTRY


ARM Holdings PLC ADR            United Kingdom      2.14%         Electronic
Components, Instruments
Trend Micro, Inc.               Japan               1.57%         Electrical &
Electronics
Baltimore Technologies PLC      United Kingdom      1.54%         Business & Public
Services
Intershop Communications AG     Germany             1.30%         Business & Public
Services
Trafficmaster PLC               United Kingdom      1.29%         Business & Public
Services
Yamada Denki                    Japan               1.17%
Merchandising
Secure Network Solutions Ltd.   Australia           1.12%         Business & Public
Services
Vestas Wind Systems A/S         Denmark             1.11%         Energy
Sources
Trans Cosmos Inc.               Japan               1.02%         Business & Public
Services
Solution 6 Holdings Ltd.        Australia           1.02%         Business & Public
Services
TOTAL
13.28%


AFTER A SPECTACULAR FISCAL YEAR FOR THE FUND, WHAT IS YOUR OUTLOOK FOR INTERNATIONAL SMALL-CAP STOCKS, AND WHAT THEMES ARE DRIVING YOUR STRATEGY AS WE ENTER THE YEAR 2000?

As more European companies integrate technology into their businesses, particularly Internet-related initiatives, the demand for specialization and expertise in the design and implementation of those strategic systems should continue. The key drivers: specialization and expertise. This is the core competency of small-cap companies, which is why demand for their services and products should continue next year. If one believes that, even though technology-related stocks did so well this year, companies have held back e-commerce projects and expenditures because of year 2000 concerns (i.e., budget constraints, management focus, resource allocations, etc.), imagine the pent-up demand for these information technology services and products in the new millennium!

The fund's investment style and focus of bottom-up investing in growth stocks is critical to its continued success. Broadly, we expect to continue to invest in those themes that we have implemented since the beginning: domestic consumption, product and service leaders, technology-related stocks, and downstream beneficiaries of global trade.

Last Meeting of Shareholders

A Special Meeting of shareholders of Federated International Small Company Fund (the "Fund"), a portfolio of World Investment Series, Inc., was held on December 17, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 27,647,321 total outstanding shares.

The following items were considered by shareholders and the results of their voting were as follows.

AGENDA ITEM 1

Elected Directors: 1

                                    SHARES       SHARES
                                    VOTED FOR    WITHHELD
Thomas G. Bigley                    17,613,389   446,346
Nicholas P. Constantakis            17,619,555   440,180
John F. Cunningham                  17,617,153   442,582
J. Christopher Donahue              17,616,065   443,670
Charles F. Mansfield, Jr.           17,623,299   436,436
John E. Murray, Jr., J.D., S.J.D.   17,613,677   446,058
John S. Walsh                       17,613,150   446,585

1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

 Director elections will become effective January 1, 2000.

AGENDA ITEM 2

Made changes to the Fund's fundamental investment policies:

(a) Amended the Fund's fundamental investment policy regarding diversification.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
9,620,541          558,542         7,696,900

(b) Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
10,885,047         498,840         6,675,848

(c) Amended the Fund's fundamental investment policy regarding investments in real estate.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
10,953,159         438,640         6,667,936

(d) Amended the Fund's fundamental investment policy regarding investments in commodities.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
10,866,927         516,281         6,676,527

(e) Amended the Fund's fundamental investment policy regarding underwriting securities.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
10,950,067         433,366         6,676,302

(f) Amended the Fund's fundamental investment policy regarding lending assets.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
10,859,350         513,775         6,686,610

(g) Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
10,994,865         391,411         6,673,459

(h) Amended and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
10,747,001         583,780         6,728,954

(i) Amended and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
10,802,955         537,946         6,718,834

AGENDA ITEM 3

Eliminated the Fund's fundamental investment policy regarding selling securities short.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
10,864,963         537,946         6,718,834

AGENDA ITEM 4

Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

                                   ABSTENTIONS
                   SHARES          AND BROKER
SHARES VOTED FOR   VOTED AGAINST   NON-VOTES
10,368,001         1,014,823       6,676,911

Where in the World Should You Invest?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND FEDERATED EMERGING MARKETS FUND FEDERATED EUROPEAN GROWTH FUND FEDERATED GLOBAL EQUITY INCOME FUND FEDERATED GLOBAL FINANCIAL SERVICES FUND FEDERATED INTERNATIONAL GROWTH FUND FEDERATED INTERNATIONAL EQUITY FUND FEDERATED INTERNATIONAL HIGH INCOME FUND FEDERATED INTERNATIONAL INCOME FUND FEDERATED INTERNATIONAL SMALL COMPANY FUND FEDERATED LATIN AMERICAN GROWTH FUND FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of ten international equity funds and two international income funds from Federated Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities and differences in auditing and other financial standards.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $4,000 IN THE CLASS A SHARES OF FEDERATED INTERNATIONAL SMALL COMPANY FUND ON 2/28/96, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $13,571 ON 11/30/99. YOU WOULD HAVE EARNED A 38.26% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/99, the Class A Shares' average annual 1-year and since inception (2/28/96) total returns were 113.72% and 42.92%, respectively. Class B Shares' average annual one-year and since inception (2/28/96) total returns were 119.12% and 43.68%, respectively. Class C Shares' average annual 1-year and since inception (2/28/96) total returns were 123.58% and 43.93%, respectively. 2

[Graphic representation omitted.  Please see Appendix A26.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated takes into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge and Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR THREE YEARS GREW TO $9,662.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Class A Shares of Federated International Small Company Fund on 2/28/96, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $4,000 but your account would have reached a total value of $9,662 1 by 11/30/99. You would have earned an average annual total return of 42.87%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in small capitalization equity securities of non-U.S. issuers. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted.  Please see Appendix A27.]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated International Small Company Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated International Small Company Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Small Cap World ex-U.S. Index (MSCI-SCW).2

AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE
PERIOD ENDED NOVEMBER 30, 1999
1 Year                          92.28%
Start of Performance (2/28/96)  38.26%

[Graphic representation omitted.  Please see Appendix A28.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-SCW has not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-SCW is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated International Small Company Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated International Small Company Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Small Cap World ex-U.S. Index (MSCI- SCW).2

AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE
PERIOD ENDED NOVEMBER 30, 1999
1 Year                          96.61%
Start of Performance (2/28/96)  39.01%

[Graphic representation omitted.  Please see Appendix A29.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 3.00% on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-SCW has not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-SCW is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated International Small Company Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated International Small Company Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Small Cap World ex-U.S. Index (MSCI- SCW).2

AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE
PERIOD ENDED NOVEMBER 30, 1999
1 Year                         101.11%
Start of Performance (2/28/96)  39.31%

[Graphic representation omitted.  Please see Appendix A30.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-SCW has not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-SCW is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999

                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-99.7%
                     APPLIANCES & HOUSEHOLD
                     DURABLES-0.7%
        634,000      Mirae Co.                       $     4,812,766
     20,000,000      Vestel Elektronik Sanayi
                     ve Ticaret AS                         2,702,364
                     TOTAL                                 7,515,130
                     AUTOMOBILE-0.8%
         45,900      Aucnet, Inc.                          4,058,156
         15,518    1 Edscha AG                               198,606
        300,000      Kanamoto Co., Ltd.                    1,821,308
         71,600      Nokian Renkaat                        2,449,658
         44,072    1 North American Bus
                     Industries                              855,343
                     TOTAL                                 9,383,071
                     BANKING-1.0%
            100      HDFC Bank Ltd.                              267
        298,000      Korea Technology Banking
                     Co.                                   4,061,591
      1,436,848    1 PT Bank Pan Indonesia,
                     Warrants                                 37,321
        401,000      Suruga Bank, Ltd.                     7,409,804
                     TOTAL                                11,508,983
                     BEVERAGE & TOBACCO-0.6%
         74,000      Q' sai Co., Ltd.                      5,052,311
        120,500      Whatman PLC                           1,777,437
                     TOTAL                                 6,829,748
                     BROADCASTING & PUBLISHING-
                     2.8%

      1,256,000      ABS-CBN Broadcasting Corp.            1,363,219
        994,000      APN News & Media Ltd.                 2,024,579
        119,300    1 Cinar Corp.                           1,632,919
        202,500      HIT Entertainment PLC                 4,908,332
         14,004      Intertainment AG                      1,354,803
         17,100      Kadokawa Shoten Publishing
                     Co., Ltd.                             6,366,619
        161,000    1 MIH Holdings Ltd.                     1,042,324
                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-continued
                     BROADCASTING & PUBLISHING-
                     CONTINUED
        193,900      Nasionale Pers Beperk,
                     Class N                         $     1,726,066
        282,000      Newfoundland Capital Corp.
                     Ltd.                                  1,868,248
         57,000      Shobunsha Publications
                     Inc.                                  4,093,227
        242,700      Talentum                              4,647,036
                     TOTAL                                31,027,372
                     BUSINESS & PUBLIC
                     SERVICES-21.8%
        168,000    1 A-Com AB                              2,547,250
        125,000      Arrk Corp.                            4,236,456
        363,250    1 Baltimore Technologies PLC           17,088,066
         16,276    1 Brokat Infosystems AG                 2,616,140
         55,000    1 Business Objects SA, ADR              4,867,500
         29,400      Cheil Communications, Inc.            2,662,929
        104,100      Connecta                              3,352,539
        101,466    1 Consodata SA                          3,272,074
        167,000      Daiwabo Information System
                     Co., Ltd.                             4,609,955
         42,300    1 Data Fellows OYJ                      1,037,987
        325,500    1 Descartes Systems Group

                     Inc.                                  3,328,650
        105,000    1 Easynet Group PLC                     1,816,705
         43,500    1 EBookers, ADR                         1,000,500
         75,150    1 Effnet Group AB                       2,402,539
         26,000      Falck A/S                             2,588,379
        117,700    1 Framtidsfabriken AB                   9,822,169
         11,500      FI Systems                            2,607,552
         81,650    1 GFK AG                                2,715,331
        305,000 1, 2 Guardian IT                           3,672,079
        235,000    1 Humax Co. Ltd.                        3,983,394
         29,012    1 Intercall                               877,105
        160,000    1 Interlink Systems Co. Ltd.            3,422,903
         71,265      Intershop Communications

                     AG                                   14,507,090
         88,758    1 IPSOS                                 5,044,745
        837,500    1 Ixchange Technology

                     Holdings Ltd.                         2,236,587
        105,600      Koei Co.                              4,688,954
        389,998      Lang Corp. Ltd.                       1,774,871
      2,831,481    1 LibertyOne Ltd.                       3,514,364
                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-continued
                     BUSINESS & PUBLIC
                     SERVICES-CONTINUED
      2,007,000    1 MediaRing.com Ltd.              $     1,982,517
        164,500    1 MGI Software Corp.                    2,134,912
        144,200    1 Microforum, Inc., Warrants               53,890
         38,000    1 NICE Systems Ltd., ADR                1,555,625
         26,500      Nichii Gakkan                         5,469,473
         88,750    1 Neopost SA                            3,666,949
         92,000      Pentafour Software &
                     Export Ltd.                           1,839,470
         50,612    1 Pixelpark AG                          3,162,262
         40,500      Plaza Create                          2,824,795
      1,046,196      Saatchi & Saatchi PLC                 5,121,730
      2,247,696    1 Sausage Software Ltd.                 6,108,912
      3,152,000    1 Scoot.com PLC                         4,674,492
      3,700,000    1 Secure Network Solutions
                     Ltd.                                 12,481,764
        736,000      Sembcorp Logistics Ltd.               2,868,670
        578,000      Skillsgroup                           2,013,931
      1,602,000      Solution 6 Holdings Ltd.             11,318,369
        122,000      Sumisho Computer Systems
                     Corp.                                 9,108,503
      1,397,000      Taylor Nelson                         5,792,087
        993,000    1 Trafficmaster PLC                    14,330,558
         49,700      Trans Cosmos, Inc.                   11,327,079
        142,500    1 Trintech Group PLC, ADR               5,272,500
         62,000      Venture Link Co. Ltd.                 6,273,393
         94,500      Warehouse SA                          2,520,734
        100,000      Zuken, Inc.                           4,116,116
                     TOTAL                               242,313,544
                     CHEMICALS-0.4%
        145,000      Grasim Industries Ltd.                1,486,580
        101,680    1 Petzetakis SA                         2,057,574
         33,600    1 Petzetakis SA, Rights                   403,833
                     TOTAL                                 3,947,987
                     CONSTRUCTION & HOUSING-
                     0.2%

         23,914      Abengoa SA                              508,978
          5,295      Finpro                                   26,627
        289,000      Ultraframe                            1,797,330
                     TOTAL                                 2,332,935
                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-continued
                     DATA PROCESSING &
                     REPRODUCTION-1.8%
        360,823    1 DOCdata NV                     $      2,890,773
         21,300 1, 2 Gretag Imaging Group                  2,652,620
      3,762,000      Legend Holdings Ltd.                  8,767,424
        176,420    1 Modern Times Group, Class B           5,868,226
                     TOTAL                                20,179,043
                     ELECTRICAL & ELECTRONICS-
                     9.6%

        398,050    1 BE Semiconductor

                     Industries NV                         4,512,765
         30,000      Densei-Lambda K.K.                    1,290,830
      1,400,200      Eastern Communications

                     Co., Ltd.                               887,727
        654,541      ERG Ltd.                              3,416,245
        541,000      FI Group PLC                          5,486,807
        193,000      Filtronic PLC                         5,629,065
         60,500    1 Gilat Satellite Networks              4,654,719
         62,300    1 Icon Medialab
                     International AB                      6,773,332
         62,500    1 Ideal Group SA                        2,228,618
         85,000    1 Independent Energy
                     Holdings PLC, ADR                     2,300,313
         61,500    1 Infoquest SA                          1,593,338
        209,400    1 IXLA Ltd., 3/31/2000,
                     Options Contract                        213,253
      2,208,000    1 IXLA Ltd.                             2,628,083
        753,000      Japan Radio Co.                       8,469,816
         14,400      Obic Co., Ltd.                       10,185,176
        168,000    1 PMJ Automec Oyj                       1,323,941
        112,000    1 Research in Motion Ltd.               5,783,788
        533,800      RM PLC                                6,384,180
        130,000      Shibaura Mechatronics

                     Corp.                                 1,679,356
     16,150,000      Stone Electronic
                     Technology                            6,758,192
      1,000,000    1 Timeless Software Ltd.                  663,104
         81,900      Trend Micro, Inc.                    17,458,913
        310,000      Yokowo, Co. Ltd.                      6,212,486
                     TOTAL                               106,534,047
                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-continued
                     ELECTRONIC COMPONENTS,
                     INSTRUMENTS-13.8%
         14,500    1 4M Technologies Holding SA     $      4,172,432
         25,019    1 ADVA AG Optical Networking            3,403,740
        160,900    1 ARM Holdings PLC, ADR                23,813,200
         19,350      Avex, Inc.                            6,025,787
         29,550    1 CE Consumer Electronic AG             2,575,884
        113,000    1 Certicom Corp.                        3,531,970
        120,000    1 Creative Technology Ltd.              1,740,000
        250,000    1 Comtec System Co. Ltd.                3,450,507
        114,465      Daou Technology Inc.                  3,278,187
      2,163,000      Datacraft Asia Ltd.                  10,468,920
         95,125    1 Eidos PLC                             8,464,361
      2,040,000      Flextech Holdings Ltd.                1,942,278
         13,600      Funai Electric Co. Ltd.               8,537,158
        134,500    1 Genesis Microchip, Inc.               2,521,875
         37,000    1 GFT Ges Fuer
                     Technologiecon AG                     2,610,072
      3,389,000    1 Great Wall Technology Co.             2,858,164
         34,000      Honda Tsushin Kogyo Co.
                     Ltd.                                  2,201,091
         96,000    1 Industrial & Financial
                     Systems                               1,331,453
         45,000      Information Highway AB                3,157,617
         16,349    1 Integra - Net SA                      1,598,143
      1,477,480 1, 2 JOT Automation Group Oyj             10,050,276
        456,500    1 Kingston Communication
                     (Hull) PLC                            5,081,144
          1,174    1 Kudelski SA                           5,419,939
        109,700    1 Linne Group AB                        2,823,731
         62,000      Megachips Corp.                       4,781,178
        115,000      Mitsumi Electric                      3,061,545
        342,000    1 Perlos OYJ                            6,031,381
            806      Phonak Holding AG                     1,383,974
        205,800    1 Readsoft AB                           2,781,735
                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-continued
                     ELECTRONIC COMPONENTS,
                     INSTRUMENTS-CONTINUED
          8,000      SEZ Holding AG                  $     3,094,534
         26,212      Sopra SA                              1,854,342
         64,770    1 Steag Hamatech AG                     2,734,895
        205,700    1 Telelogic AB                          4,303,550
        122,500    1 Telson Electronics Co.
                     Ltd.                                  3,117,317
                     TOTAL                               154,202,380
                     ENERGY EQUIPMENT &
                     SERVICES-0.5%
         15,150      Micronas Semiconductor

                     Holding AG                            3,716,272
        100,000    1 Precision Drilling Corp.              2,153,972
                     TOTAL                                 5,870,244
                     ENERGY SOURCES-1.4%
        177,200    1 Canadian Hunter

                     Exploration Ltd.                      2,498,403
     16,134,178    1 Providence Resources PLC                243,884
         78,100    1 Vestas Wind Systems A/S              12,376,676
                     TOTAL                                15,118,963
                     FINANCIAL SERVICES-3.9%
      1,407,800      Challenger International

                     Ltd.                                  3,853,077
        125,000      Diamond Lease Co. Ltd.                2,038,411
         25,100      Drake Beam Morin Japan,
                     Inc.                                  7,594,479
        412,000      Ichiyoshi Securities Co.,
                     Ltd.                                  2,472,931
         71,200      Mycal Card, Inc.                      3,427,281
         96,200      Nissin Co. Ltd.                       5,008,694
         56,000      Pasona Softbank, Inc.                 5,996,366
        115,000      Ricoh Leasing Co. Ltd.                3,038,951
        108,600      Sanyo Electric Credit Co.,
                     Ltd.                                  4,598,124
        134,925    1 Tecis Holding AG                      5,778,751
                     TOTAL                                43,807,065
                     FOOD & HOUSEHOLD PRODUCTS-
                     4.3%

        167,700      Britannia Industries                  3,115,036
         12,300      C Two-Network Co., Ltd.               3,383,271
         50,000      Chipita International                 1,738,437
         64,560    1 DO & CO Restaurants &
                     Catering AG                           2,700,003
                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-continued
                     FOOD & HOUSEHOLD PRODUCTS-
                     CONTINUED

         89,250      Goody's SA                     $      2,709,065
         35,500      Hokuto Corp.                          2,367,946
        159,894      Kamps AG                             11,198,751
        111,925    1 Kamps AG, Rights                      7,387,901
         72,000      Rock Field Co.                        3,182,868
         26,300      Royal Canin                           1,799,609
         88,000      Saizeriya Co., Ltd.                   8,731,274
                     TOTAL                                48,314,161
                     FOREST PRODUCTS & PAPER-
                     1.1%

        305,400      Canfor Corp.                          3,309,866
        183,500      Metsa-Serla Oy, Class B               1,812,236
        158,600      Nexfor, Inc.                            770,531
      2,761,345      Rotternos AB                          3,180,675
        260,000    1 Tembec, Inc., Class A                 2,649,997
                     TOTAL                                11,723,305
                     HEALTH & PERSONAL CARE-
                     4.7%
         38,400    1 Biovail Corp.
                     International                         2,671,200
     16,640,000      China Pharmaceutical
                     Enterprise and Investment

                     Corp. Ltd.                            2,892,423
      1,664,000    1 China Pharmaceutical
                     Enterprise and Investment

                     Corp. Ltd., Warrants                     55,706
         56,000      Colin Corp.                           8,416,917
            960      Disetronic Holdings AG                4,117,995
          1,712      Glaxo India Ltd.                         31,081
         55,500      Kobayashi Pharmaceutical

                     Co. Ltd.                              5,375,805
         70,000      Medical Support Co.                   5,054,276
        218,000      Nestor Healthcare Group

                     PLC                                   2,377,814
      9,446,000      Quality Healthcare                    3,831,184
        160,000      Sarantis SA                           6,181,110
        322,000    1 Shire Pharmaceuticals
                     Group PLC                             3,445,432
        109,000      Sysmex Corp.                          3,319,417
        195,500    1 Taro Pharmaceutical
                     Industries Ltd.                       2,761,438
        135,000      Zeltia SA                             2,333,192
                     TOTAL                                52,864,990
                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-continued
                     INDUSTRIAL COMPONENTS-0.7%
        658,000      Nippon Thompson                $      5,300,457
         15,400      Swisslog Holding AG                   2,731,493
                     TOTAL                                 8,031,950
                     INSURANCE-0.3%
         85,020      Interamerican Life

                     Insurance Co. SA                      3,049,881
                     LEISURE & TOURISM-0.7%
         22,300    1 Infogrames Entertainment              2,831,575
        163,500    1 Rapala Normark                          774,405
      3,965,000      Shaw Brothers (Hong Kong)
                     Ltd.                                  4,135,261
                     TOTAL                                 7,741,241
                     MACHINERY & ENGINEERING-
                     2.4%

        102,000      BT Industries AB                      1,918,195
        132,500      Innotech Corp.                        5,258,608
        144,000      Kewill Systems PLC                    2,709,629
        161,000      Meiki Co. Ltd.                        3,795,864
        229,300      Nitto Kohki Co. Ltd.                  5,631,416
        143,100      Rokas SA                              7,107,725
                     TOTAL                                26,421,437
                     MERCHANDISING-4.1%
      3,911,000      China Everbright Ltd.                 2,920,723
         30,200      Don Quijote Co., Ltd.                 7,446,535
        120,900      Elkjop Norge ASA                      2,362,617
      2,716,000      Esprit Asia Holdings Ltd.             2,745,200
      6,460,200      Giordano International
                     Ltd.                                  6,446,475
         22,420    1 Interdiscount Hldg.                   3,602,937
      5,338,600      Profurn Ltd.                          5,270,771
          7,000      Selecta Group                         2,377,508
        126,000      Yamada Denki                         12,996,709
                     TOTAL                                46,169,475
                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-continued
                     METALS - NON FERROUS-0.3%
      1,402,900      Breakwater Resources Ltd.      $      3,241,055
                     METALS - STEEL-0.4%
      1,413,540      SA Iron & Steel Industrial

                     Corp., Ltd.                           4,667,187
                     MISCELLANEOUS MATERIALS &
                     COMMODITIES-0.3%
         81,550      Maillis                               2,937,905
                     MULTI-INDUSTRY-0.2%
        180,428      Corp Fin Reunida                      2,151,005
                     REAL ESTATE-2.0%
        271,000      Fuso Lexel, Inc.                      4,339,408
         26,000      Goldcrest Co., Ltd.                   3,805,688
      2,128,000      Golden Land Property

                     Development PLC                         982,532
      5,380,000      Hong Kong Construction
                     Holdings Ltd.                         1,991,567
      3,443,000      Kerry Properties Ltd.                 4,100,657
      1,016,000      Pacific Century Regional
                     Developments Ltd.                     6,529,485
                     TOTAL                                21,749,337
                     RECREATION, OTHER CONSUMER
                     GOODS-2.9%
        449,620      Aristocrat Leisure Ltd.               5,695,044
        206,000    1 Corporacion Interamericana
                     de Entretenimiento SA                   684,407
         61,875      Folli-Follie                          3,006,910
         56,000      Happinet Corp.                        3,306,253
         64,000      Right On Co.                          5,909,917
        288,000      Sailor Pen Co. Ltd.                   6,365,735
        238,029    1 Zapf Creation AG                      7,016,304
                     TOTAL                                31,984,570
                     TECHNOLOGY-0.6%
         80,000    1 Cyber Com Consulting Group

                     Scandinavia AB                          582,981
        537,000    1 Imagination Technologies
                     Group PLC                             2,825,878
      1,000,000    1 Techniche Ltd.                        3,023,374
                     TOTAL                                 6,432,233
                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-continued
                     TELECOMMUNICATIONS-9.4%
         19,953    1 Alten                          $      2,704,476
      1,343,000      Asia Satellite
                     Telecommunications

                     Holdings Ltd.                         4,046,379
         82,800    1 Autonomy Corp.                        3,291,300
         26,025    1 Avenir Telecom                        3,291,449
         50,000    1 Clearnet Communications,
                     Inc.                                  1,291,024
        149,500    1 Clearnet Communications,
                     Inc., Class A                         3,905,688
      4,254,000      City Telecom (HK) Ltd.                4,053,254
      2,214,000    1 CSE Systems & Engineering
                     Ltd.                                  1,673,180
        103,497    1 Detron Group NV                       1,392,393
        703,345    1 ITG Group PLC                         6,449,136
      2,662,000      Keppel Telecom & Transport            3,785,885
         16,300    1 Korea Thrunet Co. Ltd.,
                     Class A                                 906,688
              8      Mobilephone
                     Telecommunications

                     International Ltd.                    6,090,673
        315,554    1 MobiNil                              10,769,745
         34,000      Moshi Moshi Hotline, Inc.             4,676,065
          9,300      NRJ SA                                4,245,548
      6,063,830      One. Tel Ltd.                         7,989,429
        460,000      Pace Micro Technology PLC             3,491,645
      1,003,280      PowerLan Ltd.                         3,384,514
        498,000      Protel International Ltd.             1,774,437
        229,900    1 SwitchCore AB                         8,160,532
         82,000 1, 2 Tandberg ASA                          1,831,356
        501,300    1 Teligent AB                           6,068,865
        120,948      Tiletipos SA                          3,300,386
        100,790    1 Tiletipos SA, Rights                    618,050
          1,290      UNISOFT SA                               37,733
        157,550    1 Versatel Telecom

                     International NV                      4,445,587
      1,582,000    1 Westel Group Ltd.                     1,006,942
                     TOTAL                               104,682,359
                                                                        VALUE IN

SHARES                                                  U.S. DOLLARS
                     COMMON STOCKS-continued
                     TEXTILES & APPAREL-1.7%
         26,000      Fast Retailing Co. Ltd.        $      9,705,782
        418,000      Matalan                               9,281,898
                     TOTAL                                18,987,680
                     TRANSPORTATION - AIRLINES-
                     0.3%

      5,000,000    1 China Southern Airlines

                     Co. Ltd.                              1,281,144
        205,800    1 Westjet Airlines Ltd.                 2,013,671
                     TOTAL                                 3,294,815
                     TRANSPORTATION - SHIPPING-
                     0.8%

      2,818,000      Cosco Pacific Ltd.                    2,304,037
      2,249,059      Neptune Orient Lines Ltd.             3,345,817
     13,500,000      Shanghai Haixing Shipping,
                     Co.                                   3,180,970
                     TOTAL                                 8,830,824
                     UTILITIES - ELECTRICAL &
                     GAS-0.1%

      6,790,000    1 Shandong International
                     Power Development Co.,
                     Ltd.                                    944,209
                     WHOLESALE & INTERNATIONAL
                     TRADE-3.1%
      3,106,000      Li & Fung Ltd.                        7,138,621
          7,786    1 Medion AG                             2,393,133
      5,117,000      Metro Cash and Carry Ltd.             4,820,091
         84,000      Misumi Corp.                          6,230,169
        198,000      Nitori Co.                            8,072,106
        240,000      Toyo Corp.                            5,658,431
                     TOTAL                                34,312,551
                     TOTAL COMMON STOCKS
                     (IDENTIFIED COST
                     $683,017,233)                     1,109,102,682
SHARES OR

PRINCIPAL                                                   VALUE IN
AMOUNT                                                  U.S. DOLLARS
                     PREFERRED STOCKS-0.0%
                     CONSTRUCTION & HOUSING-
                     0.0%
        169,000      Construtora Sultepa SA,
                     Preference                      $       191,246
                     TELECOMMUNICATIONS-0.0%
    198,325,732    1 Tele Centro Oeste Celular

                     Participacoes SA                        273,446
                     TOTAL PREFERRED STOCKS
                     (IDENTIFIED COST
                     $621,743)                               464,692
                     REPURCHASE AGREEMENT-0.5%
                     3

  $   5,740,000      J.P. Morgan & Co., Inc.,
                     5.71%, dated 11/30/1999,
                     due 12/1/1999
                     (at amortized cost)                   5,740,000
                     TOTAL INVESTMENTS
                     (IDENTIFIED COST
                     $689,378,976) 4                 $ 1,115,307,374

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At November 30, 1999, these securities amounted to $18,206,331 which represents 1.6% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $690,859,082. The net unrealized appreciation of investments on a federal tax basis amounts to $424,448,292 which is comprised of $440,576,451 appreciation and $16,128,159 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($1,112,875,213) at November 30, 1999.

The following acronym is used throughout this portfolio:

ADR -American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999

ASSETS:
Total investments in
securities, at value
(identified cost
$689,378,976 and tax
cost $690,859,082)                              $ 1,115,307,374
Cash                                                      4,264
Cash denominated in
foreign currencies
(identified cost $398,661)                              397,552
Income receivable                                       483,754
Receivable for investments
sold                                                  7,053,438
Net receivable for foreign
currency exchange
contracts                                                12,161
Receivable for shares sold                            8,933,755
Deferred organizational
costs                                                    14,574
TOTAL ASSETS                                      1,132,206,872
LIABILITIES:
Payable for investments
purchased                       $ 8,327,442
Payable for shares
redeemed                          9,450,867
Payable for taxes withheld          536,248
Accrued expenses                  1,017,102
TOTAL LIABILITIES                                    19,331,659
Net assets for 32,125,232
shares outstanding                              $ 1,112,875,213
NET ASSETS CONSIST OF:
Paid-in capital                                 $   570,481,655
Net unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                            425,908,269
Accumulated net realized
gain on investments and
foreign currency
transactions                                        118,296,085
Accumulated net operating
loss                                                 (1,810,796)
TOTAL NET ASSETS                                $ 1,112,875,213
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share
($506,116,924 / 14,388,718
shares outstanding)                                      $35.17
Offering Price Per Share
(100/94.50 of $35.17) 1                                  $37.22
Redemption Proceeds Per
Share                                                    $35.17
CLASS B SHARES:
Net Asset Value Per Share
($462,524,327 / 13,518,479
shares outstanding)                                      $34.21
Offering Price Per Share                                 $34.21
Redemption Proceeds Per
Share (94.50/100 of
$34.21) 1                                                $32.33
CLASS C SHARES:
Net Asset Value Per Share
($144,233,962 / 4,218,035
shares outstanding)                                      $34.19
Offering Price Per Share                                 $34.19
Redemption Proceeds Per
Share (99.00/100 of
$34.19) 1                                                $33.85

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of
$392,428)                                       $   4,413,411
Interest                                            1,540,983
TOTAL INCOME                                        5,954,394
EXPENSES:
Investment adviser fee          $ 7,636,667
Administrative personnel
and services fee                    464,859
Custodian fees                    1,195,043
Transfer and dividend
disbursing agent fees and
expenses                          1,032,389
Directors'/Trustees' fees             4,856
Auditing fees                        22,021
Legal fees                            5,050
Portfolio accounting fees           164,255
Distribution services fee-
Class B Shares                    2,066,817
Distribution services fee-
Class C Shares                      580,378
Shareholder services fee-
Class A Shares                      644,871
Shareholder services fee-
Class B Shares                      688,939
Shareholder services fee-
Class C Shares                      193,459
Share registration costs            108,671
Printing and postage                188,653
Insurance premiums                    2,548
Taxes                                37,957
Miscellaneous                        31,636
TOTAL EXPENSES                                     15,069,069
Net operating loss                                 (9,114,675)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on
investments and foreign
currency transactions (net
of foreign taxes withheld
of $702,253)                                      131,618,106
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                          368,102,747
Net realized and
unrealized gain on
investments and
foreign currency                                  499,720,853
Change in net assets
resulting from operations                       $ 490,606,178

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

YEAR ENDED NOVEMBER 30                     1999                 1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net operating loss              $    (9,114,675)      $   (5,038,761)
Net realized gain on
investments and foreign
currency transactions
($129,930,928 and
$17,745,082, respectively,
as computed for federal
tax purposes)                       131,618,106            8,268,645
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                            368,102,747           46,830,198
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           490,606,178           50,060,082
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
realized gain on
investments and foreign
currency transactions
Class A Shares                       (2,408,765)                   -
Class B Shares                       (3,131,436)                   -
Class C Shares                         (807,825)                   -
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                      (6,348,026)                   -
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              895,563,251          343,889,639
Net asset value of shares
issued to shareholders in
payment of
distributions declared                5,607,305                    -
Cost of shares redeemed            (657,706,270)        (248,855,119)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        243,464,286           95,034,520
Change in net assets                727,722,438          145,094,602
NET ASSETS:
Beginning of period                 385,152,775          240,058,173
End of period                   $ 1,112,875,213       $  385,152,775

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED NOVEMBER 30            1999           1998          1997         1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD                       $17.56         $14.25        $12.26       $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss               (0.26) 2      (0.17) 2       (0.11)       (0.02)
Net realized and
unrealized gain on
investments and
foreign currency                 18.15           3.48          2.10         2.28
TOTAL FROM INVESTMENT
OPERATIONS                       17.89           3.31          1.99         2.26
LESS DISTRIBUTIONS:
Distributions from net
realized gain on
investments and foreign
currency transactions            (0.28)             -             -            -
NET ASSET VALUE, END OF
PERIOD                          $35.17         $17.56        $14.25       $12.26
TOTAL RETURN 3                  103.45%         23.23%        16.23%       22.60%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                          2.03%          1.95%         2.12%        1.97% 4
Net operating loss               (1.05%)        (0.97%)       (1.08%)      (0.48%) 4
Expense
waiver/reimbursement 5               -              -          0.21%        3.38% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $506,117       $147,490       $91,707      $16,399
Portfolio turnover                 321%           380%          286%         174%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED NOVEMBER 30            1999           1998           1997         1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD                       $17.20         $14.07         $12.20       $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss               (0.41)  2      (0.29) 2       (0.12)       (0.04)
Net realized and
unrealized gain on
investments and foreign
currency                         17.70           3.42           1.99         2.24
TOTAL FROM INVESTMENT
OPERATIONS                       17.29           3.13           1.87         2.20
LESS DISTRIBUTIONS:
Distributions from net
realized gain on
investments and foreign
currency transactions            (0.28)             -              -            -
NET ASSET VALUE, END OF
PERIOD                          $34.21         $17.20         $14.07       $12.20
TOTAL RETURN 3                  102.11%         22.25%         15.33%       22.00%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                          2.78%          2.70%          2.87%        2.72% 4
Net operating loss               (1.80%)        (1.72%)        (1.81%)      (1.61%) 4
Expense
waiver/reimbursement 5               -              -           0.17%        3.38% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $462,524       $189,965       $120,939      $16,721
Portfolio turnover                 321%           380%           286%         174%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED NOVEMBER 30            1999          1998          1997        1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD                       $17.19        $14.06        $12.19      $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss               (0.42) 2      (0.29) 2      (0.12)      (0.05)
Net realized and
unrealized gain on
investments and
foreign currency                 17.70          3.42          1.99        2.24
TOTAL FROM INVESTMENT
OPERATIONS                       17.28          3.13          1.87        2.19
LESS DISTRIBUTIONS:
Distributions from net
realized gain on
investments and foreign
currency transactions            (0.28)            -           -             -
NET ASSET VALUE, END OF
PERIOD                          $34.19        $17.19      $14.06        $12.19
TOTAL RETURN 3                  102.11%        22.26%      15.34%        21.90%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                          2.78%         2.70%       2.87%         2.72% 4
Net operating loss               (1.80%)       (1.72%)     (1.85%)       (1.58%) 4
Expense
waiver/reimbursement 5               -             -          0.17%       3.38% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $144,234       $47,697       $27,412      $3,040
Portfolio turnover                 321%          380%          286%        174%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                       INCREASE (DECREASE)
                   ACCUMULATED

                  NET REALIZED
           GAIN ON INVESTMENTS
                   AND FOREIGN          ACCUMULATED
PAID-IN               CURRENCY        NET OPERATING
CAPITAL           TRANSACTIONS                 LOSS
$1,448             $(7,342,813)          $7,341,365

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 1999, the Fund had outstanding foreign currency commitments as set forth below:


UNREALIZED

                                               CONTRACTS

TO                                      CONTRACTS     APPRECIATION
SETTLEMENT DATE                                DELIVER/RECEIVE               IN
EXCHANGE FOR      AT VALUE    (DEPRECIATION)
CONTRACT PURCHASED:
12/1/1999                                      4,092,423 Australian Dollar
$2,610,966    $2,604,827          $(6,139)
CONTRACTS SOLD:
12/1/1999                                        254,521 Canadian Dollar
172,439       172,943             (504)
12/1/1999                                      1,508,116 Euro Currency
1,532,352     1,519,804           12,548
12/1/1999                                        274,724 Pound Sterling
441,894       438,088            3,806
12/1/1999                                      3,462,770 Swedish Krona
406,429       407,002             (573)
12/2/1999                                        191,576 Pound Sterling
308,150       305,496            2,654
12/3/1999                                         84,630 Pound Sterling
135,324       134,955              369
NET UNREALIZED APPRECIATION ON FOREIGN
EXCHANGE
CONTRACTS:
$12,161

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:

                 NUMBER OF PAR VALUE
CLASS NAME       CAPITAL STOCK AUTHORIZED
Class A Shares   100,000,000
Class B Shares   100,000,000
Class C Shares   100,000,000
TOTAL            300,000,000

Transactions in capital stock were as follows:

YEAR ENDED NOVEMBER 30                       1999
1998

CLASS A SHARES:                  SHARES             AMOUNT
SHARES               AMOUNT

Shares sold                    24,254,356       $  608,752,260      12,150,368
$  213,991,576

Shares issued to
shareholders in payment of
distributions declared            110,993            2,000,099
-                    -
Shares redeemed               (18,375,105)       (463,768,227)
(10,185,264)        (179,653,387)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                    5,990,244       $  146,984,132       1,965,104
$   34,338,189

YEAR ENDED NOVEMBER 30                       1999
1998

CLASS B SHARES:                  SHARES             AMOUNT
SHARES               AMOUNT

Shares sold                     7,129,755   $      170,058,067       5,336,407
$   95,444,129

Shares issued to
shareholders in payment of
distributions declared            162,104            2,859,519
-                    -
Shares redeemed                (4,817,613)        (111,397,855)
(2,890,107)         (49,477,133)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                    2,474,246       $   61,519,731       2,446,300
$   45,966,996

YEAR ENDED NOVEMBER 30                       1999
1998

CLASS C SHARES:                  SHARES             AMOUNT
SHARES               AMOUNT

Shares sold                     5,126,323       $  116,752,924       1,987,879
$   34,453,934

Shares issued to
shareholders in payment of
distributions declared             42,410              747,687
-                    -
Shares redeemed                (3,724,929)         (82,540,188)
(1,163,723)         (19,724,599)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                    1,443,804       $   34,960,423         824,156
$   14,729,335
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS              9,908,294       $  243,464,286       5,235,560
$   95,034,520

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.25% of the Fund's average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%

Class A Shares did not incur a distribution services fee for the fiscal year ended November 30, 1999, and has no present intention of paying or accruing the distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $47,932 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the fiscal year ended November 30, 1999, the Fund expensed $12,458 of organizational expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 1999, were as follows:

Purchases    $   2,135,744,972
Sales        $   1,900,879,728

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the fiscal year ended November 30, 1999.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. AND
SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Small Company Fund (the
Fund) (one of the portfolios constituting the World Investment Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small Company Fund of World Investment Series, Inc. at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

[Graphic]

Boston, Massachusetts
January 21, 2000

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
LAWRENCE D. ELLIS, M.D.
RICHARD B. FISHER
EDWARD L. FLAHERTY, JR., ESQ.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
WESLEY W. POSVAR
MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

RICHARD B. FISHER
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

HENRY A. FRANTZEN
Chief Investment Officer

RICHARD J. THOMAS
Treasurer

JAMES O. PERRY
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager

Federated International Small Company Fund

Established 1996

4TH ANNUAL REPORT

ANNUAL REPORT

AS OF NOVEMBER 30, 1999

[Graphic]
Federated
Federated International Small Company Fund
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 981487838
Cusip 981487820
Cusip 981487812

G01968-01 (1/00)

[Graphic]








[Graphic]

RICHARD B. FISHER

President

Federated Latin American Growth Fund

President's Message

Dear Fellow Shareholder:

Federated Latin American Growth Fund was created in 1996, and I am pleased to present its fourth Annual Report. This Latin American fund has provided shareholders with significant long-term opportunities from an extremely well-researched $11 million portfolio of more than 40 securities across 5 Latin American countries, of which 86% was invested in Brazil and Mexico. 1 The median market capitalization of the fund's holdings was over $1.7 billion.

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Investment Management Corp. Following his discussion which covers international economic and market conditions and fund strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

The past year has certainly been a brighter period for investors in the Latin American marketplace, as an improved economic and political environment has caused investor confidence in the region to return. While the fund's returns were positive during the reporting period, they did not match the return of the overall Latin American region because of the fund's focus on higher quality, liquid stocks. The market did not reward this conservative, bottom- up approach.

Individual share class total return performance for the 12-month reporting period, including income distributions, is as follows: 2




                 TOTAL RETURN    INCOME   NET ASSET VALUE INCREASE
Class A Shares   17.78%          $0.17    $9.10 to $10.50 =  15.38%
Class B Shares   16.88%          $0.06    $8.92 to $10.35 =  16.03%
Class C Shares   16.77%          $0.05    $8.95 to $10.39 =  16.09%


1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 11.30%, 11.38%, and 15.77%, respectively.

I recommend that you consider adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular basis, you will buy more fund shares when prices are low, and less when prices are high.

3

The Board of Directors of the fund has agreed to recommend to shareholders a plan of reorganization whereby the fund's assets will be exchanged for shares of Federated Emerging Markets Fund. Federated Latin American Growth Fund will then distribute its holdings in Federated Emerging Markets Fund, pro rata, to the shareholders of Federated Latin American Growth Fund in complete liquidation. Given the overlap in the two fund's positions, you will still have the benefit of significant exposure to the Latin American markets but with the added benefit of additional diversity through exposure to the other emerging markets. The shareholder meeting to consider this reorganization is scheduled for February 11, 2000. Assuming the shareholders approve of the reorganization into Federated Emerging Markets Fund, this fund will be available for you to invest in (systematically or otherwise) through the scheduled meeting date of February 11, 2000. Thereafter we urge you to continue to allocate a portion of your assets to the Latin American region by continuing to invest in Federated Emerging Markets Fund. Please consult your investment representative with any questions or concerns.

Thank you for entrusting a portion of your wealth in Federated Latin American Growth Fund, and we welcome your comments.

Sincerely,

[Graphic]

Richard B. Fisher

President

January 15, 2000

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[Graphic]

ALEXANDRE DE BETHMANN

Vice President

Federated Global Investment Management Corp.

Investment Review

WHAT ARE YOUR COMMENTS ON THE ECONOMIC AND POLITICAL DEVELOPMENTS IN LATIN AMERICA THAT MADE AN IMPACT ON THE REGION'S PERFORMANCE?

Latin America continued to recover during the fund's fiscal year. The major markets in the region have illustrated better economic and political progress as well as improved earnings growth. Many investor concerns are behind us now. The major issues included the following: Mexican elections, presidential elections in Argentina, and fiscal reform in Brazil. Moreover, the recoveries in both oil and steel prices benefited the region. The decline in interest rates and better-than-expected growth combined with the attractive valuations to bring investors back into the region.

IN THIS IMPROVED ENVIRONMENT, HOW DID FEDERATED LATIN AMERICAN GROWTH FUND PERFORM COMPARED TO THE OVERALL LATIN AMERICAN MARKET FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 1999?

For the fiscal year ended November 30, 1999, the fund delivered total returns, based on net asset value, of 17.78%, 16.88%, and 16.77% for Class A, B, and C Shares, respectively. 1 For the same period, the total return of the Morgan Stanley Capital International Latin American-Free Index was 27.67%,2 and the total return of the Lipper Latin American Funds Average was 23.25%.3

1 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 11.30%, 11.38%, and 15.77%, respectively.

2 The Morgan Stanley Capital International Latin American-Free Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchanges of seven countries in the Latin American region. Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?

Increased volatility characterized the Latin American markets, particularly during the first half of the year, following the devaluation of the Brazilian currency in January. Over the reporting period, Federated Latin American Growth Fund underperformed its benchmark index as we focused on higher quality, liquid stocks which we felt would fare better during periods of extreme volatility. The market, however, did not reward this conservative, bottom-up approach. We will remain focused on fundamentals and will maintain a portfolio that minimizes the risk to shareholder's capital.

WHAT WAS YOUR STRATEGY WITH REGARD TO COUNTRY ALLOCATIONS, AND WHAT WERE THE FUND'S TOP TEN HOLDINGS AS OF NOVEMBER 30, 1999?

During the reporting period, the Latin American region exhibited both earnings and economic recovery. This was particularly evident in Mexico and Brazil. Mexico continues to stand alone as the country with +3.00% gross domestic product growth in 1999, and fiscal fundamentals for Mexico remain strong. Brazil is coming out of its recession more rapidly than expected. Accordingly, a less painful Brazilian recession coupled with larger-than- expected reductions in inflation have improved the outlook. Therefore, we remained overweighted in Mexico and Brazil to capitalize on their more attractive fundamentals.

As of November 30, 1999, the country allocations and top ten holdings were as follows:




            PERCENTAGE OF
COUNTRY     NET ASSETS
Mexico      48.7%
Brazil      37.6%
Chile        7.5%
Argentina    4.0%
Peru         2.7%







                                        PERCENTAGE OF
COMPANY                       COUNTRY   NET ASSETS
INDUSTRY


Telefonos de Mexico SA

Class L, ADR                  Mexico     12.29%
Telecommunications
Cemex SA de CV, CPO           Mexico      5.33%          Building Materials &
Components
Petroleo Brasileiro SA

Preference                    Brazil      5.08%          Energy
Sources
Organizacion Soriana SA de
CV, Class B                   Mexico      4.41%
Merchandising
Grupo Televisa SA, GDR        Mexico      3.75%          Broadcasting &
Publishing
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar, ADR                   Brazil      3.67%
Retail
Usinas Siderugicas de
Minas Gerais SA,
Preference                    Brazil      3.39%
Metals-Steel
Fomerto Economico
Mexicano, SA de CV, UDB       Mexico      3.29%          Beverages &
Tobacco
Alfa, SA, Class A             Mexico      3.17%
Multi-Industry
Grupo Modelo SA de CV,
Class C                       Mexico      3.13%          Beverages &
Tobacco
TOTAL
47.51%


WHAT IS YOUR SECURITY SELECTION STRATEGY IN THE CURRENT ENVIRONMENT, AND WHAT WERE SOME OF THE FUND'S MOST RECENT PURCHASES THAT EXEMPLIFY THIS STRATEGY?

We remained focused on attractively valued, liquid securities with solid financial positions, superior market share, and well-defined long-term strategies. In addition, these securities have high earnings visibility and strong management capabilities.

We increased our exposure to TELEFONOS DE MEXICO SA (12.29% of net assets), the largest telecommunications provider in Mexico with superior operating fundamentals. We added to our position in GRUPO TELEVISA SA (3.76% of net assets), the dominant Spanish language media company in Mexico with a solid balance sheet and growing operating cash flow.

AS WE REACH THE END OF A MUCH-IMPROVED YEAR FOR LATIN AMERICA, WHAT DO YOU FORESEE FOR THE REGION IN THE YEAR 2000?

We see significant upside in the Latin American stock markets in 2000. In addition to a more favorable global environment, economic data and corporate earnings throughout the region should support continued multiple expansion.

Last Meeting of Shareholders

A Special Meeting of shareholders of Federated Latin American Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc., was held on December 17, 1999. On December 7, 1999, the record date for shareholders voting at the meeting, there were 1,139,869 total outstanding shares.

The following items were considered by shareholders and the results of their voting were as follows.

AGENDA ITEM 1

Elected Directors:1




                                    SHARES      SHARES
                                    VOTED FOR   WITHHELD
Thomas G. Bigley                    892,198     12,601
Nicholas P. Constantakis            892,198     12,601
John F. Cunningham                  892,198     12,601
J. Christopher Donahue              892,198     12,601
Charles F. Mansfield, Jr.           892,198     12,601
John E. Murray, Jr., J.D., S.J.D.   892,198     12,601
John S. Walsh                       891,738     13,061


1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

 Director elections will become effective January 1, 2000.

AGENDA ITEM 2

Made changes to the Fund's fundamental investment policies:

(a) Amended the Fund's fundamental investment policy regarding diversification.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
500,168            7,006     392,844


(b) Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
549,647            10,969    344,183


(c) Amended the Fund's fundamental investment policy regarding investments in real estate.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
556,001            8,380     340,418


(d) Amended the Fund's fundamental investment policy regarding investments in commodities.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
549,159            14,939    340,701


(e) Amended the Fund's fundamental investment policy regarding underwriting securities.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
554,768            8,608     341,423


(f) Amended the Fund's fundamental investment policy regarding lending assets.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
549,344            14,664    340,791


(g) Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
552,001            12,895    339,903


(h) Amended and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
537,138            19,380    348,281


(i) Amended and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
540,813            19,839    344,147


AGENDA ITEM 3

Eliminated the Fund's fundamental investment policy regarding selling securities short.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
547,290            18,013    339,496


AGENDA ITEM 4

Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.




                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
545,264            20,864    338,671


Federated Latin American Growth Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Latin American Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Latin American-Free Index (MSCI- LAF).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                           11.30%
Start of Performance (2/28/96)    1.47%



[Graphic representation omitted.  Please see Appendix A31.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-LAF has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-LAF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Latin American Growth Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Latin American Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Latin American-Free Index (MSCI- LAF).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                           11.38%
Start of Performance (2/28/96)    1.41%



[Graphic representation omitted.  Please see Appendix A32.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 3.00% on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-LAF has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-LAF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Latin American Growth Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Latin American Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Latin American-Free Index (MSCI- LAF).2




AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                           15.77%
Start of Performance (2/28/96)    2.19%



[Graphic representation omitted.  Please see Appendix A33.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-LAF has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-LAF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999




                                             VALUE IN
SHARES                                       U.S. DOLLARS
              COMMON STOCKS-77.8%
              AEROSPACE & MILITARY
              TECHNOLOGY-1.9%
     29,100   Linea Aerea Nacional Chile
              SA, ADR                          $    210,975
              BANKING-3.7%
     63,200 1 Grupo Financiero Banamex

              Accival, SA de CV, Class O            212,992
    563,000   Grupo Financiero Bancomer,
              SA de CV                              209,160
              TOTAL                                 422,152
              BEVERAGES & TOBACCO-8.7%
    100,000   Fomento Economico

              Mexicano, SA de CV, UDB               374,695
    123,700   Grupo Modelo SA de CV,
              Class C                               356,486
      6,800   Vina Concha Y Toro, ADR               255,425
              TOTAL                                 986,606
              BROADCASTING & PUBLISHING-
              3.7%

      8,750 1 Grupo Televisa SA, GDR                427,110
              BUILDING MATERIALS &
              COMPONENTS-5.3%
    124,000   Cemex SA de CV, CPO                   606,772
              BUSINESS & PUBLIC
              SERVICES-1.2%
  1,400,000 1 Companhia de Saneamento
              Basico do Estado de Sao

              Paulo                                 135,848
      9,816 1 Companhia de Saneamento
              Basico do Estado de Sao

              Paulo, Rights                             147
              TOTAL                                 135,995
              CONSTRUCTION & HOUSING-
              2.0%

     67,700   Corporacion GEO, SA de CV,
              Class B                               229,954
              ENERGY EQUIPMENT &
              SERVICES-1.8%
     11,900 2 Chilectra SA, ADR                     206,027
              FOREST PRODUCTS & PAPER-
              2.4%

     13,200   Aracruz Cellulose, ADR                268,950
              HEALTH & PERSONAL CARE-
              1.6%

     50,000   Kimberly-Clark de Mexico

              SA                                    187,613
              MERCHANDISING-7.3%
    177,000 1 Cifra SA de CV, Class V               334,423
    108,600 1 Organizacion Soriana SA de
              CV, Class B                           501,444
              TOTAL                                 835,867
                                             VALUE IN
SHARES                                       U.S. DOLLARS
              COMMON STOCKS-continued
              METALS - NON FERROUS-4.3%
     37,000   Cia de Minas Buenaventura
              SA, Class B                     $     305,373
      6,000   Sociedad Quimica Y Minera
              De Chile, ADR                         170,625
        346   Sociedad Quimica Y Minera
              De Chile, Class A, ADR                  9,688
              TOTAL                                 485,686
              MULTI-INDUSTRY-3.2%
     83,000 1 Alfa, SA, Class A                     360,333
              RETAIL-3.7%
     15,650   Companhia Brasileira de
              Distribuicao Grupo Pao de

              Acucar, ADR                           417,660
              TELECOMMUNICATIONS-25.1%
     44,000 1 Carso Global Telecom SA,
              Class A-1                             345,611
      4,300   Tele Centro Sul
              Participacoes SA, ADR                 293,475
     10,000   Tele Norte Leste
              Participacoes SA, ADR                 178,125
      7,850   Telecom Argentina SA, ADR             230,594
      8,400   Telefonica de Argentina
              SA, ADR                               221,025
     15,100   Telefonos de Mexico SA,
              Class L, ADR                        1,397,694
      5,800   Telemig Celular
              Participacoes SA, ADR                 192,125
              TOTAL                               2,858,649
              UTILITIES - ELECTRICAL &
              GAS-1.9%

     28,000   Companhia Paranaense de

              Energia-Copel, ADR                    215,250
              TOTAL COMMON STOCKS
              (IDENTIFIED COST
              $6,691,587)                         8,855,599
              PREFERRED STOCKS-22.7%
              BANKING-2.1%
 42,700,000   Banco Bradesco SA,
              Preference                            238,827
              ENERGY SOURCES-5.1%
  2,860,000   Petroleo Brasileiro SA,
              Preference                            578,100
              FOREST PRODUCTS & PAPER-
              2.1%

  7,100,000   Votorantim Celulose e

              Papel SA, Preference                  237,861
              METALS - STEEL-8.0%
510,000,000   Cia de Acos Especiais
              Itabira-Acesita,
              Preference                            212,279
 16,000,000   Gerdau S.A., Preference               316,336
     91,000 1 Usinas Siderurgicas de
              Minas Gerais SA,

              Preference                            385,401
              TOTAL                                 914,016
              TELECOMMUNICATIONS-1.3%
     37,519   Telecomunicacoes De Rio

              Janiero SA, Preference                    863
SHARES OR

FOREIGN

CURRENCY                                     VALUE IN
PAR AMOUNT                                   U.S. DOLLARS
              PREFERRED STOCKS-continued
              TELECOMMUNICATIONS-
              CONTINUED

  1,500,000 1 Telecomunicacoes de Sao

              Paulo SA, Preference            $     144,380
              TOTAL                                 145,243
              UTILITIES - ELECTRICAL &
              GAS-4.1%

 10,000,000   Centrais Eletricas
              Brasileiras SA,

              Preference, Series B                  207,076
  5,000,000   Eletropaulo Metropolitana
              de Sao Paulo SA,
              Preference, Class B                   260,120
              TOTAL                                 467,196
              TOTAL PREFERRED STOCKS
              (IDENTIFIED COST
              $1,988,274)                         2,581,243
              CORPORATE BONDS-0.0%
              MINING-0.0%
      5,800   Companhia Vale Do Rio Doce,
              Conv. Deb., 12/31/1999
              (identified cost $58)  30
              TOTAL INVESTMENTS
              (IDENTIFIED COST
              $8,679,919) 3                    $ 11,436,872


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At November 30, 1999, these securities amounted to $206,027 which represents 1.8% of net assets.

3 The cost of investments for federal tax purposes amounts to $8,883,928. The net unrealized appreciation of investments on a federal tax basis amounts to $2,552,944 which is comprised of $2,766,028 appreciation and $213,084 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($11,374,423) at November 30, 1999.

The following acronyms are used throughout this portfolio:



ADR -American Depositary Receipt
GDR -Global Depositary Receipt



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999




ASSETS:
Total investments in
securities, at value
(identified cost
$8,679,919 and tax cost
$8,883,928)                               $ 11,436,872
Cash denominated in
foreign currencies
(identified cost $2,325)                         2,325
Income receivable                               38,083
Receivable for investments
sold                                           226,777
Receivable for shares sold                      47,743
Deferred organizational
costs                                           16,101
TOTAL ASSETS                                11,767,901
LIABILITIES:
Payable for investments
purchased                     $ 232,409
Payable for shares
redeemed                         19,251
Payable to Bank                 112,947
Payable for taxes withheld        5,272
Accrued expenses                 23,599
TOTAL LIABILITIES                              393,478
Net assets for 1,089,898
shares outstanding                        $ 11,374,423
NET ASSETS CONSIST OF:
Paid-in capital                           $ 18,221,148
Net unrealized
appreciation of
investments and
translation of assets and
liabilities in
foreign currency                             2,744,276
Accumulated net realized
loss on investments and
foreign currency
transactions                                (9,591,001)
TOTAL NET ASSETS                          $ 11,374,423
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($6,572,241 / 625,981
shares outstanding)                             $10.50
Offering Price Per Share
(100/94.50 of $10.50) 1                         $11.11
Redemption Proceeds Per
Share                                           $10.50
CLASS B SHARES:
Net Asset Value Per Share
($4,157,801 / 401,908
shares outstanding)                             $10.35
Offering Price Per Share                        $10.35
Redemption Proceeds Per
Share (94.50/100 of
$10.35) 1                                        $9.78
CLASS C SHARES:
Net Asset Value Per Share
($644,381 / 62,009 shares
outstanding)                                    $10.39
Offering Price Per Share                        $10.39
Redemption Proceeds Per
Share (99.00/100 of
$10.39) 1                                       $10.29


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999




INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $33,422)                                        $    284,606
Interest                                                                23,212
TOTAL INCOME                                                           307,818
EXPENSES:
Investment adviser fee                           $  141,175
Administrative personnel
and services fee                                    185,000
Custodian fees                                       24,539
Transfer and dividend
disbursing agent fees and
expenses                                             86,781
Directors'/Trustees' fees                               995
Auditing fees                                        21,882
Legal fees                                            3,010
Portfolio accounting fees                            79,211
Distribution services fee-
Class B Shares                                       29,221
Distribution services fee-
Class C Shares                                        4,422
Shareholder services fee-
Class A Shares                                       17,000
Shareholder services fee-
Class B Shares                                        9,740
Shareholder services fee-
Class C Shares                                        1,474
Share registration costs                             28,194
Printing and postage                                 33,186
Insurance premiums                                    2,420
Taxes                                                 2,343
Miscellaneous                                        17,871
TOTAL EXPENSES                                      688,464
WAIVER AND REIMBURSEMENT:
Waiver of investment

adviser fee                     $  (141,175)
Reimbursement of other

operating expenses                 (273,983)
TOTAL WAIVER AND
REIMBURSEMENT                                      (415,158)
Net expenses                                                           273,306
Net investment income                                                   34,512
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized loss on
investments and foreign
currency transactions                                              (1,319,969)
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                                             2,741,624
Net realized and
unrealized gain on
investments and foreign
currency                                                             1,421,655
Change in net assets
resulting from operations                                         $  1,456,167


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets




YEAR ENDED NOVEMBER 30             1999                1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income            $      34,512       $     240,289
Net realized loss on
investments and foreign
currency transactions
($(1,478,492) and
$(1,309,472),
respectively, as computed
for federal tax purposes)           (1,319,969)         (7,074,994)
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                             2,741,624            (672,967)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS            1,456,167          (7,507,672)
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                        (104,938)                   -
Class B Shares                         (28,654)                   -
Class C Shares                          (3,607)                   -
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                       (137,199)                   -
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              17,175,041          14,496,314
Net asset value of shares
issued to shareholders in
payment of
distributions declared                 118,259                   -
Cost of shares redeemed            (19,064,037)       (20,604,271)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        (1,770,737)        (6,107,957)
Change in net assets                  (451,769)       (13,615,629)
NET ASSETS:
Beginning of period                 11,826,192         25,441,821
End of period (including
undistributed net
investment income of $0 and
$80,225, respectively)           $  11,374,423      $  11,826,192


See Notes which are an integral part of the Financial Statements

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30        1999                1998
1997              1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $  9.10              $13.39
$11.56            $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                  0.06 2              0.19 2
(0.06)              0.12
Net realized and
unrealized gain (loss) on
investments and
foreign currency                 1.51               (4.48)             2.38
3             1.44
TOTAL FROM INVESTMENT
OPERATIONS                       1.57               (4.29)
2.32               1.56
LESS DISTRIBUTIONS:
Distributions from net

investment income               (0.17)                  -
(0.08)                 -
Distributions from net
realized gain on
investments and foreign
currency transactions               -                   -
(0.41)                 -
TOTAL DISTRIBUTIONS             (0.17)                  -
(0.49)                 -
NET ASSET VALUE, END OF
PERIOD                         $10.50             $  9.10
$13.39             $11.56
TOTAL RETURN 4                  17.78%             (32.04)%
20.76%             15.60%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         2.12%               2.00%
2.17%              1.97% 5
Net investment income (net
operating loss)                  0.60%               1.59%
(0.32%)             1.49% 5
Expense

waiver/reimbursement 6           3.68%               2.20%
1.91%              6.96% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                  $6,572              $6,400
$14,847             $4,836
Portfolio turnover                127%                201%
79%                38%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30        1999                1998
1997              1996 1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $  8.92              $13.24
$11.50            $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                 (0.01) 2             0.09 2
(0.04)            (0.05)
Net realized and
unrealized gain (loss) on
investments and foreign
currency                         1.50               (4.41)             2.24
3            1.55
TOTAL FROM INVESTMENT
OPERATIONS                       1.49               (4.32)
2.20              1.50
LESS DISTRIBUTIONS:
Distributions from net

investment income               (0.06)                  -
(0.05)                -
Distributions from net
realized gain on
investments and foreign
currency transactions               -                   -
(0.41)                -
TOTAL DISTRIBUTIONS             (0.06)                  -
(0.46)                -
NET ASSET VALUE, END OF
PERIOD                         $10.35             $  8.92
$13.24            $11.50
TOTAL RETURN 4                  16.88%             (32.63%)
19.72%            15.00%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         2.87 %              2.75%
2.93%             2.72% 5
Net investment income (net
operating loss)                 (0.15%)              0.84%
(1.29%)           (1.20%) 5
Expense

waiver/reimbursement 6           3.68%               2.20%
1.90%             6.96% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                  $4,158              $4,704
$8,814            $1,355
Portfolio turnover                127%                201%
79%               38%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED NOVEMBER 30        1999              1998               1997
1996   1

NET ASSET VALUE, BEGINNING
OF PERIOD                     $  8.95            $13.27            $11.48
$10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                 (0.01) 2           0.09 2           (0.04)
(0.08)
Net realized and
unrealized gain (loss) on
investments and foreign
currency                         1.50             (4.41)             2.27 3
1.56

TOTAL FROM INVESTMENT
OPERATIONS                       1.49             (4.32)             2.23
1.48
LESS DISTRIBUTIONS:
Distributions from net

investment income               (0.05)                -
(0.03)              -
Distributions from net
realized gain on
investments and foreign
currency transactions               -                 -
(0.41)              -
TOTAL DISTRIBUTIONS             (0.05)                -
(0.44)              -
NET ASSET VALUE, END OF
PERIOD                         $10.39           $  8.95            $13.27
$11.48
TOTAL RETURN 4                  16.77%           (32.55%)           19.97%
14.80%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         2.87%             2.75%             2.93%
2.72% 5
Net investment income (net
operating loss)                 (0.15%)            0.84%            (1.23%)
(1.30%) 5
Expense

waiver/reimbursement 6           3.68%             2.20%             1.90%
6.96% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                    $644              $723            $1,781
$260

Portfolio turnover                127%              201%
79%             38%


1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investment and foreign currency for the period ended due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated Latin American Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Foreign equity securities are valued at the last sales price reported on a national securities exchange or the over-the-counter market. In the absence of recorded sales for equity securities, they are recorded according to the mean between the last closing bid and asked prices. Fixed-income securities are valued at the latest bid prices as furnished by an independent pricing service. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.




                      INCREASE (DECREASE)
                  ACCUMULATED NET            DISTRIBUTIONS IN
                  REALIZED LOSS ON           EXCESS  OF NET
                  INVESTMENTS AND FOREIGN    INVESTMENT
PAID-IN CAPITAL   CURRENCY TRANSACTIONS      INCOME
$(78,539)          $56,077                             $22,462


Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $9,267,061 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:




EXPIRATION YEAR   EXPIRATION AMOUNT
2005                     $1,309,472
2006                      6,479,097
2007                      1,478,492


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 1999, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:




                    NUMBER OF PAR VALUE
SHARE CLASS NAME    CAPITAL STOCK AUTHORIZED
Class A Shares      100,000,000
Class B Shares      100,000,000
Class C Shares       50,000,000
TOTAL               250,000,000


Transactions in capital stock were as follows:




YEAR ENDED NOVEMBER 30                  1999                               1998
CLASS A SHARES:               SHARES             AMOUNT          SHARES
AMOUNT


Shares sold                    1,280,363       $  12,102,215        996,001       $
10,742,935

Shares issued to
shareholders in payment of
distributions declared            11,120              88,604
-                   -
Shares redeemed               (1,368,750)        (12,883,327)    (1,401,334)
(14,621,996)

NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                     (77,267)      $    (692,508)      (405,333)      $
(3,879,061)

YEAR ENDED NOVEMBER 30                    1999                              1998
CLASS B SHARES:               SHARES             AMOUNT          SHARES
AMOUNT


Shares sold                      504,041       $   4,748,328        298,474       $
3,058,028

Shares issued to
shareholders in payment of
distributions declared             3,311              26,222
-                   -
Shares redeemed                 (632,803)         (5,731,722)      (436,856)
(4,645,411)

NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                    (125,451)      $    (957,172)      (138,382)      $
(1,587,383)

YEAR ENDED NOVEMBER 30                     1999                              1998
CLASS C SHARES:                SHARES             AMOUNT          SHARES
AMOUNT


Shares sold                       34,061       $     324,498         58,373
$     695,351

Shares issued to
shareholders in payment of
distributions declared               431               3,433
-                   -
Shares redeemed                  (53,224)           (448,988)      (111,802)
(1,336,864)

NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                     (18,732)      $    (121,057)       (53,429)
$    (641,513)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS              (221,450)      $  (1,770,737)      (597,144)      $
(6,107,957)


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.




                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


Class A Shares did not incur a distribution services fee for the fiscal year ended November 30, 1999, and has no present intention of paying or accruing the distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $53,789 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For fiscal year ended November 30, 1999, the Fund expensed $13,764 of organizational expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 1999, were as follows:




Purchases     $ 13,667,939
Sales         $ 14,778,911


CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999 the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the fiscal year ended November 30, 1999.

SUBSEQUENT EVENT (UNAUDITED)

An N-14 filing occurred on December 14, 1999 and a proxy has been mailed to existing shareholders in the Federated Latin American Growth Fund requesting the approval of a merger of the Federated Latin American Growth Fund into the Federated Emerging Markets Fund. The results of shareholder voting are expected by February 11, 2000.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. AND

SHAREHOLDERS OF FEDERATED LATIN AMERICAN GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Latin American Growth Fund (the Fund) (one of the portfolios constituting the World Investment Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Latin American Growth Fund of World Investment Series, Inc. at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States..

[Graphic]

Boston, Massachusetts

January 21, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY A. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

JAMES O. PERRY

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
 Federated
 World-Class Investment Manager ANNUAL REPORT AS OF NOVEMBER 30, 1999 Federated Latin American Growth Fund

Established 1996

4TH ANNUAL REPORT

 [Graphic]
 Federated

 Federated Latin American Growth Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 981487796

Cusip 981487788

Cusip 981487770

G01940-01 (1/00)

 [Graphic]







[Graphic]

RICHARD B. FISHER

President

Federated World Utility Fund

President's Message

Dear Fellow Shareholder:

Federated World Utility Fund was created in 1994, and I am pleased to present its sixth Annual Report. As of November 30, 1999, the fund's net assets totaled $115.9 million and were invested in over 75 stocks (both domestic and international holdings) in 17 countries. This fund provides shareholders with opportunities for income and capital growth by owning a diversified portfolio of stocks and convertible securities in the electric, natural gas, water, and telecommunications sectors in the U.S. and around the world. 1

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Richard Lazarchic, Vice President of Federated Global Investment Management Corp. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's global investments, and third is the publication of the fund's financial statements.

Consistent with the extremely favorable environment for telecommunications-related utilities worldwide, the fund has had another very strong year in 1999. It recorded double-digit total return performance that was considerably greater than that of the average utility fund. Individual share class total return performance for the 12-month reporting period, including income distributions and realized gains, is as follows: 2

                 TOTAL RETURN   INCOME    CAPITAL GAINS   NET ASSET VALUE INCREASE
Class A Shares   31.41%         $0.04     $1.30           $16.24 to $19.61 = 20.75%
Class B Shares   30.57%         $0.00     $1.30           $16.19 to $19.47 = 20.26%
Class C Shares   30.46%         $0.00     $1.30           $16.21 to $19.48 = 20.17%


1 Funds whose investments are concentrated in a specific industry may be subject to a higher degree of market risk than funds whose investments are diversified. Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 24.15%, 25.07% and 29.46%, respectively.

We trust that you were pleased with the continued positive performance of your investment in Federated World Utility Fund. The fund's $115.9 million in net assets remain focused on the U.S. for defensive purposes and includes a combination of value-oriented electric and natural gas stocks and growth-intensive telecommunications holdings.

Thank you for joining the growing number of shareholders who have entrusted this global utility fund with a portion of their wealth. Remember, adding to your investment account and reinvesting your dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding from the shares you buy today.

We welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 2000

[Graphic]

RICHARD LAZARCHIC
Vice President

Federated Global Investment Management Corp.

Investment Review

WHAT ARE YOUR COMMENTS ON GLOBAL UTILITY STOCKS, WHICH RECORDED ANOTHER PERIOD OF STRONG PERFORMANCE DURING THE FUND'S FISCAL YEAR?

Utilities have never had the kind of divergence that was seen this year. Telecommunications entities-especially the faster growing Internet or bandwidth-related issues-helped lead the equity market upward, while the old, trusty, high-yield electric utilities acted like they had the plague. The fund was fortunate to hold many more of the former issues, which has allowed us to show superior performance this year.

International utility markets virtually mirrored those in the U.S. However, due to varying stages of development in different sectors of the varying markets and different regulations involved, there were some radical differences in performance globally and in the U.S. The end result, though, was telecommunications, yes and electric, natural gas and water, no. Geographically, performance was fairly level with a variety of outperformers and underperformers in all regions of the world and in both the developed as well as emerging markets.

In the U.S., traditional utilities, like power and gas, will continue to face difficult market conditions this year. We expect that rates will rise this year which, in turn, will put pressure on utility companies' fundamentals for two reasons. First, utility companies tend to run relatively high levels of debt to the capital-intensive nature of their industry. Therefore, as interest rate hikes increase the cost of debt, operating cash flows decline. Second, utilities operate in a regulated environment. Government regulators limit utilities' ability to pass through cost increases and often lengthen the consolidation process. While many utility companies have done an excellent job of navigating these challenges, the market will likely favor telecommunications stocks over utility stocks for most of the year.

IN THIS FAVORABLE ENVIRONMENT, HOW DID FEDERATED WORLD UTILITY FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

For the 12-month reporting period ended November 30, 1999, the fund delivered strong total returns of 31.41%, 30.57% and 30.46%, based on net asset value, for Class A, B and C Shares, respectively. 1 These returns were considerably greater than the 16.96% total return of the 100 utility funds tracked by Lipper Analytical Services, Inc. for the same period.2 They were also similar to the 33.37% total return of the fund's benchmark, the FT/S&P Global Utility Index3 which is heavily weighted toward the telecommunications area.

Although we continue to feel that telecommunications issues will lead the market next year, we will continue to pare back on some of these higher performing issues and put the money into selected electric and natural gas related stocks. These latter names seem to have been neglected in the move toward large capitalization growth companies and now represent true value in the marketplace. Thus, we continue to utilize a barbell approach anchored by value-oriented electric utilities, with the bulk of the portfolio in faster growing telecommunication stocks-especially those that give us a way to play the latest industrial revolution called the Internet.

WHAT WERE SOME OF THE FUND'S RECENT UTILITY PURCHASES?

Our recent purchases included the following:

CORNING, INC. (1.94% of net assets): This historic consumer products company is becoming a large player in the telecommunications area. It is the leading worldwide supplier of optical fiber to the telecommunications industry and, with two recent acquisitions, is heavily involved in the optical switching area and LED's (flat panel glass displays). All three areas are expected to grow revenues at 30%-50%.

CONSTELLATION ENERGY GROUP (1.45% of net assets): This mid-Atlantic electric utility company is growing its generation business, as well as developing a prominent national energy trading presence through its partial ownership of Orion's power-generating unit, in which it has exclusive trading rights. It also received a good rate order from the Maryland Utility Commission that includes open access for all customers starting on July 1, 2000.

DTE ENERGY CO. (1.66% of net assets): DTE is an upper-midwest utility company operating primarily in Michigan. Although automobile manufacturing is an important part of their business, the near-term interest in the company comes from its non-regulated businesses. This includes coal marketing and transportation, and energy service, and its acquisition of MCN Energy, a natural gas long distance carrier with 1.2 million customers throughout Michigan and with investments in non-regulated areas.

GLOBAL CROSSING LTD. (1.36% of net assets): This firm is a growing telecommunications company that is building and operating a global Internet Protocol-based data centric network that will span five continents and be able to address 80% of the world's international traffic. Two of these underseas or land-based networks will probably spin off as separate entities next year along with Global Center, the domestic Internet carrier it inherited with its Frontier acquisition.

1 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 24.15%, 25.07% and 29.46%, respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

3 FT/S&P Global Utility Index is an unmanaged, market cap-weighted index of approximately 174 utility securities from 24 countries, both developed and emerging markets. Investments cannot be made in an index.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF NOVEMBER 30, 1999?

                                                                           PERCENTAGE
                                                                              OF

NAME                        COUNTRY   INDUSTRY                             NET ASSETS
MCI Worldcom, Inc.          U.S.      Major U.S.
                                      Telecommunications                    4.28%
GTE Corp.                   U.S.      Major U.S.
                                      Telecommunications                    4.06%
SBC Communications, Inc.    U.S.      Major U.S.
                                      Telecommunications                    3.71%
Reliant Energy, Inc.        U.S.      Electric Utilities - South            2.81%
British Telecom. PLC        United
                            Kingdom   Telecommunications                    2.06%
Tyco International, Ltd.    U.S.      Multi-Industry                        1.97%
Corning, Inc.               U.S.      Electronic Components, Instruments    1.94%
Lucent Technologies, Inc.   U.S.      Technology                            1.80%
Duke Energy Corp.           U.S.      Electric Utilities - South            1.75%
DDI Corp.                   Japan     Non U.S. Utilities                    1.75%
TOTAL                                                                      26.13%


WHAT IS YOUR CURRENT STRATEGY FOR THE FUND'S REGION, SECTOR AND COUNTRY WEIGHTINGS?

As you can see, we are most heavily weighted in the United States and in telecommunications stocks. Although this may be modified due to continued changes within the sectors and within the regions, we envision increasing our foreign exposure this coming year with possibly less focus on telecommunications companies. However, as long as the world continues to grow at an accelerated pace and inflation remains low, we see no compelling reason to vary from last year's very successful strategy.

As of November 30, 1999, the fund's regional and country weights were as follows:

                  PERCENTAGE OF
REGION            NET ASSETS
United States     66.98%
Europe            15.40%
Japan             10.87%
Canada             1.71%
Asia (ex-Japan)    1.24%

                  PERCENTAGE OF
COUNTRY           NET ASSETS
United States     71.8%
Japan             10.9%
United Kingdom     6.2%
Netherlands        2.0%
Canada             1.8%
Germany            1.7%
Spain              1.5%
France             1.2%
Israel             1.0%
Italy              1.0%
Belgium            0.9%
Finland            0.6%
Sweden             0.6%
India              0.5%
Australia          0.4%
Norway             0.4%
Singapore          0.3%


AS WE ENTER THE YEAR 2000, WITH TELECOMMUNICATIONS AND INTERNET-RELATED STOCKS CONTINUING TO SOAR, WHAT IS YOUR OUTLOOK FOR THE WORLD UTILITIES MARKETPLACE?

There is no black and white, or right or wrong way to play the world utility marketplace. However, as history has taught us, we need to take advantage of what is put before us. Just as a company would not start up a fixed-line telecommunications network today in a developing country due to the time and cost involved, it is not necessarily a good idea for an electric utility to control all aspects of providing power from generation to the final user.

We must look into the future and envision the next step in the evolution of all aspects of the worldwide utility universe and be in front of the developments in both the electric and telecommunications industries that drive the bulk of the utility universe.

On the electric side, the industry is becoming substantially more competitive with increased deregulation and privatization. We also expect more consolidation within the industry and the substantial unbundling of services which will change the traditional integrated utilities into a more horizontal structure along the lines of generation, distribution and transmission companies. Within the generation side, there is a trend toward newer, smaller units and towards the use of natural gas. Companies are gaining more expertise in one of these three specializations and are also having more success in deregulated areas outside of the electric utility field, or in other forms of regulated utility areas like telecommunications or utility trading.

The telecommunications industry has rapidly evolved due to changes brought about by technology, especially as it relates to the use of the Internet and the exploding volume of data involved. Equipment is becoming smaller, faster, and more mobile. Companies are consolidating due to the tremendous costs involved, which need to be spread over larger volumes of customers and transactions.

Due to these and many more changes, the industry has grown at a double-digit rate and has already spawned over 125 companies with market capitalizations of over $1 billion. This growth should persevere as technology improvements continue to drive demand and lower operating costs to a point where new entrants, led by large pools of capital, can build the next generation of ultra-high capacity networks. Additionally, we believe mobile and data use will ultimately displace fixed voice traffic and networks linking the personal computer, television, and other electronic organizers over a non- fixed wire network. These advances will utilize radio waves and satellites with nationwide and worldwide footprints involving companies not currently known as telecommunications companies.

Last Meeting of Shareholders

A Special Meeting of shareholders of Federated World Utility Fund (the "Fund"), a portfolio of World Investment Series, Inc., was held on December 17, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 5,675,729 total outstanding shares.

The following items were considered by shareholders and the results of their voting were as follows.

AGENDA ITEM 1

Elected Directors: 1

                                    SHARES      SHARES
                                    VOTED FOR   WITHHELD
Thomas G. Bigley                    2,992,288   83,030
Nicholas P. Constantakis            2,993,610   81,708
John F. Cunningham                  2,992,055   83,263
J. Christopher Donahue              2,988,705   86,613
Charles F. Mansfield, Jr.           2,991,885   83,433
John E. Murray, Jr., J.D., S.J.D.   2,992,989   82,329
John S. Walsh                       2,992,288   83,030


1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

 Director elections will become effective January 1, 2000.

AGENDA ITEM 2

Made changes to the Fund's fundamental investment policies:

(a) Amended the Fund's fundamental investment policy regarding diversification.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
2,213,103          55,849    806,366


(b) Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
2,167,531          91,124    816,663


(c) Amended the Fund's fundamental investment policy regarding investments in real estate.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
2,175,495          91,489    808,334


(d) Amended the Fund's fundamental investment policy regarding investments in commodities.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
2,143,229          124,740   807,349


(e) Amended the Fund's fundamental investment policy regarding underwriting securities.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
2,164,069          95,231    816,018


(f) Amended the Fund's fundamental investment policy regarding lending assets.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
2,163,271          101,024   811,023


(g) Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
2,208,243          66,979    800,096


(h) Amended and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
2,141,114          120,679   813,525


(i) Amended and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
2,151,976          105,792   817,550


AGENDA ITEM 3

Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

                   SHARES    ABSTENTIONS
                   VOTED     AND BROKER
SHARES VOTED FOR   AGAINST   NON-VOTES
2,135,709          125,512   814,097


Where in the World Should You Invest?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND

FEDERATED EMERGING MARKETS FUND

FEDERATED EUROPEAN GROWTH FUND

FEDERATED GLOBAL EQUITY INCOME FUND

FEDERATED GLOBAL FINANCIAL SERVICES FUND

FEDERATED INTERNATIONAL GROWTH FUND

FEDERATED INTERNATIONAL EQUITY FUND

FEDERATED INTERNATIONAL HIGH INCOME FUND

FEDERATED INTERNATIONAL INCOME FUND

FEDERATED INTERNATIONAL SMALL COMPANY FUND

FEDERATED LATIN AMERICAN GROWTH FUND

FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential

Call your investment representative to buy shares of ten international equity funds and two international income funds from Federated Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU MADE AN INITIAL INVESTMENT OF $6,000 IN THE CLASS A SHARES OF FEDERATED WORLD UTILITY FUND ON 4/22/94, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $14,766 ON 11/30/99. YOU WOULD HAVE EARNED A 17.42% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/99, the Class A Shares' average annual 1-year, 5-year and since inception (4/22/94) total returns were 31.63%, 23.41% and 19.40%, respectively. Class B Shares' average annual 1-year and since inception (7/27/95) total returns were 32.75% and 23.71%, respectively. Class C Shares' average annual 1-year and since inception (7/27/95) total returns were 37.20% and 23.89%, respectively. 2

[Graphic representation omitted.  Please see Appendix A34.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total return stated takes into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge and Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR FIVE YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $10,828.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Class A Shares of Federated World Utility Fund on 4/22/94, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $6,000, but your account would have reached a total value of $10,828 1 by 11/30/99. You would have earned an average annual total return of 17.43%.

A practical investment plan helps you pursue long-term performance from domestic and international utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic representation omitted.  Please see Appendix A35.]

1 This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated World Utility Fund - Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated World Utility Fund (Class A Shares) (the "Fund") from April 22, 1994 (start of performance) to November 30, 1999 compared to the Standard & Poor's 500 Index (S&P 500),2 FT/S&P Global Utility Index (FTGU)2 and the Lipper Utility Funds Average (LUFA).3

AVERAGE ANNUAL TOTAL RETURNS 4 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                           24.15%
5 Years                          20.22%
Start of Performance (4/22/94)   17.19%


[Graphic representation omitted.  Please see Appendix A36.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGU and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and the FTGU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated World Utility Fund - Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated World Utility Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1999 compared to the Standard & Poor's 500 Index (S&P 500),2 FT/S&P Global Utility Index (FTGU)2 and the Lipper Utility Funds Average (LUFA).3

AVERAGE ANNUAL TOTAL RETURNS 4 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                             25.07%
Start of Performance (7/27/95)     20.85%


[Graphic representation omitted.  Please see Appendix A37.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 2.00% on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGU and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and the FTGU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated World Utility Fund - Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated World Utility Fund (Class C Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1999 compared to the Standard & Poor's 500 Index (S&P 500),2 FT/S&P Global Utility Index (FTGU)2 and the Lipper Utility Funds Average (LUFA).3

AVERAGE ANNUAL TOTAL RETURNS 4 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                            29.46%
Start of Performance (7/27/95)    21.04%


[Graphic representation omitted.  Please see Appendix A38.]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGU and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and the FTGU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999

                                              VALUE IN
SHARES                                        U.S. DOLLARS
                COMMON STOCKS-99.9%
                BASIC INDUSTRY-1.9%
       18,500   Bowater, Inc.                   $      906,500
       24,500   International Paper Co.              1,278,594
                TOTAL                                2,185,094
                BUSINESS & PUBLIC
                SERVICES-1.0%
      388,000   MediaRing.com Ltd.                     383,267
        7,000   Sanix, Inc.                            777,052
                TOTAL                                1,160,319
                CELLULAR TELEPHONE-2.3%
        7,500 1 NEXTEL Communications,
                Inc., Class A                          743,438
      410,490   Vodafone Group PLC                   1,934,306
                TOTAL                                2,677,744
                CONSUMER DURABLES-1.5%
        9,500   Sony Corp.                           1,763,839
                ELECTRIC UTILITIES:
                CENTRAL-1.8%
       42,000   CMS Energy Corp.                     1,396,500
       40,000   DPL, Inc.                              715,000
                TOTAL                                2,111,500
                ELECTRIC UTILITIES: EAST-
                3.3%

       51,000   DQE, Inc.                            1,877,437
       60,000   Peco Energy Co.                      1,976,250
                TOTAL                                3,853,687
                ELECTRIC UTILITIES: SOUTH-
                7.1%

       40,000   Duke Energy Corp.                    2,027,500
       45,000   Entergy Corp.                        1,240,313
      131,000   Reliant Energy, Inc.                 3,250,438
       46,500   Texas Utilities Co.                  1,665,281
                TOTAL                                8,183,532
                ELECTRIC UTILITIES: WEST-
                2.7%

       75,000   P G & E Corp.                        1,678,125
       43,000   Pinnacle West Capital

                Corp.                                1,427,063
                TOTAL                                3,105,188
                                              VALUE IN
SHARES                                        U.S. DOLLARS
                COMMON STOCKS-continued
                ELECTRICAL & ELECTRONICS-
                5.0%

        5,000   Nokia Oyj, Class A, ADR        $       690,937
       38,000 1 Orckit Communications,
                Inc.                                 1,102,000
        4,600 1 Qualcomm, Inc.                       1,666,637
       14,000   Telefonaktiebolaget LM

                Ericsson, Class B, ADR                 674,625
       25,600 1 Tellabs, Inc.                        1,660,800
                TOTAL                                5,794,999
                ELECTRONIC COMPONENTS,
                INSTRUMENTS-3.9%
       24,000   Corning, Inc.                        2,248,500
        3,600 1 JDS Uniphase Corp.                     823,500
       11,500   Kyocera Corp.                        1,390,687
                TOTAL                                4,462,687
                ENERGY EQUIPMENT &
                SERVICES-1.3%
       14,000   Halliburton Co.                        541,625
       30,000 1 Petroleum Geo-Services,
                ADR                                    468,750
       16,000   Tidewater, Inc.                        511,000
                TOTAL                                1,521,375
                ENERGY SOURCES-3.4%
       18,400   Coastal Corp.                          648,600
      130,000   ENI SPA                                712,680
       31,600   Enron Corp.                          1,202,775
       66,500 1 Gas Authority of India
                Ltd., PLC                              630,919
      335,000   Oil Search Ltd.                        441,381
       25,000   Union Pacific Resources

                Group, Inc.                            326,563
                TOTAL                                3,962,918
                FINANCE-1.6%
        4,500   Orix Corp.                             734,712
       33,000   Toyota Motor Credit Corp.            1,121,666
                TOTAL                                1,856,378
                HEALTH & PERSONAL CARE-
                0.8%

       31,500   Fort James Corp.                       905,625
                                              VALUE IN
SHARES                                        U.S. DOLLARS
                COMMON STOCKS-continued
                MAJOR
                U.S. TELECOMMUNICATIONS-
                14.2%

       25,750   AT&T Corp.                     $     1,438,781
       22,000   BellSouth Corp.                      1,016,125
       64,500   GTE Corp.                            4,708,500
       60,000 1 MCI Worldcom, Inc.                   4,961,250
       82,776   SBC Communications, Inc.             4,299,179
                TOTAL                               16,423,835
                MULTI-INDUSTRY-4.4%
       24,500   Allied-Signal, Inc.                  1,465,406
        9,000   Suez Lyonnaise des Eaux              1,326,904
       57,000   Tyco International Ltd.              2,283,562
                TOTAL                                5,075,872
                NON-U.S. UTILITIES-1.7%
          146   DDI Corp.                            2,022,300
                PRODUCER MANUFACTURING-
                1.7%

        9,500   Mannesmann AG                        1,975,995
                RAILROADS-1.0%
       76,000   Railtrack Group PLC                  1,169,516
                TECHNOLOGY-9.2%
       23,200 1 CIENA Corp.                          1,019,350
        5,000 1 Cisco Systems, Inc.                    445,937
       14,300 1 Equant NV, ADR                       1,347,775
       19,750 1 E-Tek Dynamics, Inc.                 1,481,250
       28,500   Lucent Technologies, Inc.            2,082,281
       16,000   Motorola, Inc.                       1,828,000
        8,800 1 SDL, Inc.                            1,432,200
        1,000   Softbank Corp.                         724,004
        5,000 1 Teligent AB, Class A                   282,813
                TOTAL                               10,643,610
                                              VALUE IN
SHARES                                        U.S. DOLLARS
                COMMON STOCKS-continued
                TELECOMMUNICATIONS-23.4%
       19,500   BCE, Inc.                      $     1,311,748
      119,163   British Telecommunication
                PLC                                  2,390,492
       55,000   BroadWing, Inc.                      1,601,875
       19,000 1 COLT Telecom Group PLC                 718,071
       30,000   CenturyTel, Inc.                     1,380,000
       36,000 1 Global Crossing Ltd.                 1,570,500
       33,500 1 Global TeleSystems Group,
                Inc.                                 1,069,906
       50,000 1 ICG Communications, Inc.               946,875
       50,000 1 Intermedia Communications,
                Inc.                                 1,393,750
           33   Japan Telecom Co., Ltd.              1,296,724
       12,500   KDD Corp.                            1,731,421
       26,300 1 NEXTLINK Communications,
                Inc.                                 1,315,000
           31   NTT Mobile Communication
                Network, Inc.                        1,090,230
       37,500 1 Qwest Communications
                International, Inc.                  1,282,031
       23,000 1 RCN Corp.                            1,037,875
       84,800   Telefonica SA                        1,767,200
       12,600   Telephone and Data System,
                Inc.                                 1,678,163
        3,900 1 United Pan-Europe
                Communications NV, Class A

                Shares                                 383,197
        5,500 1 United Pan-Europe
                Communications NV, ADR                 532,125
       12,000 1 VoiceStream Wireless Corp.           1,107,000
       29,800 1 WinStar Communications,
                Inc.                                 1,512,350
                TOTAL                               27,116,533
                UTILITIES - ELECTRICAL &
                GAS-6.7%

      145,000   Centrica PLC                           437,014
       24,000   Cinergy Corp.                          607,500
       57,000   Constellation Energy Group           1,677,938
       58,000   DTE Energy Co.                       1,917,625
       37,000   El Paso Energy Corp.                 1,424,500
      103,900 1 Enel SPA                               459,656
       23,000   Montana Power Co.                      710,125
       67,000   National Grid Co. PLC                  514,442
                TOTAL                                7,748,800
                TOTAL COMMON STOCKS
                (IDENTIFIED COST
                $96,128,503)                       115,721,346
PRINCIPAL                                     VALUE IN
AMOUNT                                        U.S. DOLLARS
                REPURCHASE AGREEMENT-2.9%
                2

  $ 3,365,000   J.P. Morgan & Co., Inc.,
                5.71%, dated 11/30/1999,
                due 12/1/1999
                (AT AMORTIZED COST)             $    3,365,000
                TOTAL INVESTMENTS
                (IDENTIFIED COST
                $99,493,503) 3                  $  119,086,346


1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $99,882,100. The net unrealized appreciation of investments on a federal tax basis amounts to $19,204,246 which is comprised of $23,778,811 appreciation and $4,574,565 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($115,861,397) at November 30, 1999.

The following acronym is used throughout this portfolio:


ADR -American Depositary Receipt



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999

ASSETS:
Total investments in
securities, at value
(identified cost
$99,493,503 and tax
cost $99,882,100)                               $ 119,086,346
Cash                                                    1,425
Cash denominated in
foreign currencies
(identified cost $5,424)                                5,424
Income receivable                                     206,817
Receivable for investments
sold                                                  301,908
Receivable for shares sold                            547,847
TOTAL ASSETS                                      120,149,767
LIABILITIES:
Payable for investments
purchased                       $ 3,960,547
Payable for shares
redeemed                            228,400
Payable for taxes withheld            1,905
Accrued expenses                     97,518
TOTAL LIABILITIES                                   4,288,370
Net assets for 5,926,785
shares outstanding                              $ 115,861,397
NET ASSETS CONSIST OF:
Paid-in capital                                 $  80,697,012
Net unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                           19,592,300
Accumulated net realized
gain on investments and
foreign currency
transactions                                       15,711,070
Net operating loss                                   (138,985)
TOTAL NET ASSETS                                $ 115,861,397
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($65,070,810 / 3,317,999
shares outstanding)                                    $19.61
Offering Price Per Share
(100/94.50 of $19.61) 1                                $20.75
Redemption Proceeds Per
Share                                                  $19.61
CLASS B SHARES:
Net Asset Value Per Share
($43,969,269 / 2,258,695
shares outstanding)                                    $19.47
Offering Price Per Share                               $19.47
Redemption Proceeds Per
Share (94.50/100 of
$19.47) 1                                              $18.40
CLASS C SHARES:
Net Asset Value Per Share
($6,821,318 / 350,091
shares outstanding)                                    $19.48
Offering Price Per Share                               $19.48
Redemption Proceeds Per
Share (99.00/100 of
$19.48) 1                                              $19.29


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $36,103)                                        $  1,402,624
Interest                                                               220,255
TOTAL INCOME                                                         1,622,879
EXPENSES:
Investment adviser fee                          $   888,332
Administrative personnel
and services fee                                    192,397
Custodian fees                                       36,223
Transfer and dividend
disbursing agent fees and
expenses                                            149,449
Directors'/Trustees' fees                             2,303
Auditing fees                                        26,349
Legal fees                                           14,584
Portfolio accounting fees                            85,343
Distribution services fee-
Class B Shares                                      244,928
Distribution services fee-
Class C Shares                                       35,712
Distribution services fee-
Class F Shares 1                                     27,284
Shareholder services fee-
Class A Shares                                      120,861
Shareholder services fee-
Class B Shares                                       81,643
Shareholder services fee-
Class C Shares                                       11,904
Shareholder services fee-
Class F Shares 1                                      7,673
Share registration costs                             47,880
Printing and postage                                 55,410
Insurance premiums                                    2,011
Taxes                                                 6,696
Miscellaneous                                        32,784
TOTAL EXPENSES                                    2,069,766
WAIVERS:
Waiver of investment

adviser fee                    $ (324,969)
Waiver of distribution
services fee-Class F
Shares 1                          (27,284)
TOTAL WAIVERS                                      (352,253)
Net expenses                                                         1,717,513
Net operating loss                                                     (94,634)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on
investments and foreign
currency transactions                                               15,963,051
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                                             8,167,969
Net realized and
unrealized gain on
investments and foreign
currency                                                            24,131,020
Change in net assets
resulting from operations                                         $ 24,036,386


1 Reflects operations for the period from December 1, 1998 to February 28, 1999. On March 1, 1999, Class F Shares were reclassified as Class A Shares.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

YEAR ENDED NOVEMBER 30             1999                   1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income (net
operating loss)                  $     (94,634)         $     839,139
Net realized gain on
investments and foreign
currency transactions
($16,270,614 and
$5,269,145, respectively,
as computed for federal tax
purposes)                           15,963,051              4,756,296
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                             8,167,969              4,575,698
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           24,036,386             10,171,133
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                               -               (406,244)
Class B Shares                               -               (185,403)
Class C Shares                               -                (24,143)
Class F Shares                               -               (199,273)
Distributions from net
realized gain on
investments and foreign
currency transactions
Class A Shares                      (2,321,648)              (636,415)
Class B Shares                      (1,829,263)              (482,016)
Class C Shares                        (272,174)               (60,899)
Class F Shares                        (948,328)    1         (331,248)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                     (5,371,413)            (2,325,641)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              81,045,813             20,601,669
Net asset value of shares
issued to shareholders in
payment of
distributions declared               4,734,104              1,993,595
Cost of shares redeemed            (54,340,186)           (12,856,840)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        31,439,731              9,738,424
Change in net assets                50,104,704             17,583,916
NET ASSETS:
Beginning of period                 65,756,693             48,172,777
End of period (including
undistributed net
investment income of
$0 and
$4,651, respectively)            $ 115,861,397          $  65,756,693


1 Reflects changes in net assets for the period from December 1, 1998 to February 28, 1999. On March 1, 1999, Class F Shares were reclassified as Class A Shares.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED NOVEMBER 30          1999        1998         1997         1996
1995


NET ASSET VALUE, BEGINNING
OF PERIOD                      $16.24      $14.16       $12.69       $10.96      $
9.67

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.03        0.23         0.28         0.43
0.42
Net realized and
unrealized gain on
investments and foreign
currency                         4.68        2.55         2.00         1.67
1.27

TOTAL FROM INVESTMENT
OPERATIONS                       4.71        2.78         2.28         2.10
1.69
LESS
DISTRIBUTIONS:

Distributions from net

investment income               (0.04)      (0.26)        (0.38)      (0.37)
(0.40)
Distributions from net
realized gain on
investments and foreign
currency transactions           (1.30)      (0.44)        (0.43)         -
-
TOTAL DISTRIBUTIONS             (1.34)      (0.70)        (0.81)      (0.37)
(0.40)

NET ASSET VALUE, END OF
PERIOD                         $19.61      $16.24        $14.16       $12.69
$10.96
TOTAL RETURN 1                  31.41%      20.42%        19.08%       19.54%
17.94%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         1.61%       1.52%        1.40%        1.05%
0.25%

Net investment income            0.21%       1.71%        2.16%        3.87%
4.39%

Expense

waiver/reimbursement 2           0.37%       0.81%        1.49%        3.11%
4.78%
SUPPLEMENTAL
DATA:

Net assets, end of period
(000 omitted)                 $65,071     $28,022      $20,394      $12,671
$8,875

Portfolio turnover                169%        139%         52%          50%
46%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This expense decrease is reflected in both the expense and the net investment income ratios shown above. For the period ended November 30, 1995, the adviser waived all of its adviser fee (1.00%) and reimbursed other operating expenses (0.34%), to comply with certain state expenses limitations. The remainder of the reimbursement was voluntary.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED NOVEMBER 30          1999         1998         1997         1996
1995   1

NET ASSET VALUE, BEGINNING
OF PERIOD                      $16.19       $14.12       $12.68      $10.95
$10.53

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                 (0.07)      0.12         0.21        0.35
0.11
Net realized and
unrealized gain on
investments and foreign
currency                         4.65         2.54         1.95        1.67
0.41

TOTAL FROM INVESTMENT
OPERATIONS                       4.58         2.66         2.16        2.02
0.52
LESS
DISTRIBUTIONS:

Distributions from net

investment income                   -        (0.15)       (0.29)      (0.29)
(0.10)
Distributions from net
realized gain on
investments and foreign
currency transactions           (1.30)       (0.44)       (0.43)        -
-
TOTAL DISTRIBUTIONS             (1.30)       (0.59)       (0.72)      (0.29)
(0.10)

NET ASSET VALUE, END OF
PERIOD                         $19.47       $16.19       $14.12      $12.68
$10.95
TOTAL RETURN 2                  30.57  %     19.53%       18.04%      18.79%
5.00  %

RATIOS TO AVERAGE NET
ASSETS:

Expenses                         2.36  %      2.27%        2.15%       1.80%
1.00%  3
Net investment income (net
operating loss)                 (0.54% )      0.96%        1.36%       3.18%
2.99%  3

Expense

waiver/reimbursement 4           0.37  %      0.81%        1.49%       3.11%
4.78%  3
SUPPLEMENTAL
DATA:

Net assets, end of period
(000 omitted)                 $43,969      $22,793      $15,177      $4,091
$1,068

Portfolio turnover                169  %       139%          52%         50%
46%


1 Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above. For the period ended November 30, 1995, the adviser waived all of its adviser fee (1.00%) and reimbursed other operating expenses (0.34%), to comply with certain state expenses limitations. The remainder of the reimbursement was voluntary.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED NOVEMBER 30        1999        1998        1997        1996        1995
1


NET ASSET VALUE, BEGINNING
OF PERIOD                     $16.21      $14.14      $12.67      $10.95
$10.53

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (net
operating loss)                (0.06)       0.12        0.19        0.33
0.15
Net realized and
unrealized gain on
investments and foreign
currency                        4.63        2.54        2.00        1.68
0.37

TOTAL FROM INVESTMENT
OPERATIONS                      4.57        2.66        2.19        2.01
0.52
LESS
DISTRIBUTIONS:

Distributions from net

investment income                  -       (0.15)      (0.29)      (0.29)      (0.10)
Distributions from net
realized gain on
investments and foreign
currency transactions          (1.30)      (0.44)      (0.43)         -
-
TOTAL DISTRIBUTIONS            (1.30)      (0.59)      (0.72)      (0.29)      (0.10)
NET ASSET VALUE, END OF
PERIOD                        $19.48      $16.21      $14.14      $12.67
$10.95

TOTAL RETURN 2                 30.46%      19.50%      18.24%      18.61%       4.92%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                        2.36%       2.27%      2.15%       1.80%       1.00%
3

Net investment income (net
operating loss)                (0.54% )     0.96%      1.39%       3.17%       3.03%
3

Expense

waiver/reimbursement 4          0.37%       0.81%      1.49%       3.11%       4.77%
3
SUPPLEMENTAL
DATA:

Net assets, end of period
(000 omitted)                 $6,821       $3,276      $1,923      $1,072
$374

Portfolio turnover               169%        139%         52%         50%         46%


1 Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above. For the period ended November 30, 1995, the adviser waived all of its adviser fee (1.00%) and reimbursed other operating expenses (0.34%), to comply with certain state expenses limitations. The remainder of the reimbursement was voluntary.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              PERIOD
                              ENDED

                              FEBRUARY 28,                          YEAR ENDED
NOVEMBER 30,
                              1999 1               1998           1997
1996          1995          1994   2
NET ASSET VALUE, BEGINNING
OF PERIOD                         $16.24          $14.16         $12.70
$10.96        $ 9.66       $10.04
INCOME FROM
INVESTMENT
OPERATIONS:

Net investment income               0.01            0.24           0.29
0.43          0.43         0.21
Net realized and
unrealized gain (loss) on
investments and
foreign currency                    1.33            2.54           1.98
1.67          1.25        (0.43)
TOTAL FROM
INVESTMENT OPERATIONS               1.34            2.78           2.27
2.10          1.68        (0.22)
LESS
DISTRIBUTIONS:

Distributions from net

investment income                  (0.03 )         (0.26)         (0.38)
(0.36)        (0.38)       (0.16)
Distributions from net
realized gain
on investments and foreign
currency transactions              (1.30 )         (0.44)         (0.43)
-             -            -
TOTAL DISTRIBUTIONS                (1.33 )         (0.70)         (0.81)
(0.36)        (0.38)       (0.16)
NET ASSET VALUE, END
OF PERIOD                         $16.25          $16.24         $14.16
$12.70        $10.96       $ 9.66
TOTAL RETURN 3                      8.79 %         20.42%         18.99%
19.55%        17.79%       (3.07%)

RATIOS TO AVERAGE NET
ASSETS:

Expenses                            1.59%  4        1.52%          1.40%
1.07%         0.50%        0.50%  4
Net investment income               0.22%  4        1.71%          2.17%
3.87%         4.19%        4.59%  4
Expense

waiver/reimbursement 5              0.66%  4        1.06%          1.74%
3.34%         4.78%        4.43%  4
SUPPLEMENTAL
DATA:

Net assets, end of period
(000 omitted)                     $12,672        $11,666        $10,679
$8,396        $6,028        $4,821
Portfolio turnover                    31%           139%            52%
50%           46%           7%


1 Reflects operations for the period from December 1, 1998 to February 28, 1999. On March 1, 1999, Class F Shares were reclassified as Class A Shares.

2 Reflects operations for the period from April 22, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, March 28, 1994 to April 21, 1994, Class F Shares had no public investment.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the expense and the net investment income ratios shown above. For the periods ended November 30, 1995 and 1994, the adviser waived all of its investment adviser fee, 1.00% and 1.00%, respectively, and reimbursed other operating expenses, 0.34% and 0.86%, respectively, to comply with certain state expenses limitations. The remainder of the reimbursement was voluntary.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated World Utility Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Prior to March 1, 1999, the Fund offered a fourth class of shares, Class F Shares. On March 1, 1999, Class F Shares were reclassified as Class A Shares. The Fund's investment objective is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Market values of the Fund's foreign and domestic equity securities are determined according to the last reported sale price on a recognized securities exchange, if available. If unavailable, or if the securities trade over-the-counter, the securities are generally valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

             INCREASE (DECREASE)
                  ACCUMULATED NET
                  REALIZED GAIN
                  ON INVESTMENTS AND    NET
                  FOREIGN CURRENCY      OPERATING
PAID-IN CAPITAL   TRANSACTIONS          LOSS
$(166,256)                   $215,258   $(49,002)


Net investment income, net realized gain/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 1999, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:


                 NUMBER OF PAR VALUE
CLASS NAME       CAPITAL STOCK AUTHORIZED
Class A Shares   200,000,000
Class B Shares   100,000,000
Class C Shares   100,000,000
TOTAL            400,000,000


Transactions in capital stock were as follows:

YEAR ENDED NOVEMBER 30                   1999                           1998
CLASS A SHARES:                 SHARES           AMOUNT           SHARES
AMOUNT


Shares sold                   2,252,972       $  53,363,120      674,271       $
10,358,556

Shares issued to
shareholders in payment of
distributions declared          138,771           2,105,391       63,845
908,693

Shares redeemed                (799,200)        (33,311,972)    (452,824)
(7,011,945)

NET CHANGE RESULTING FROM
CLASS A
SHARE TRANSACTIONS            1,592,543       $  22,156,539      285,292       $
4,255,304

YEAR ENDED NOVEMBER 30                    1999                          1998
CLASS B SHARES:                 SHARES            AMOUNT          SHARES
AMOUNT


Shares sold                   1,119,611       $  19,106,919      482,173       $
7,384,627

Shares issued to
shareholders in payment of
distributions declared          108,531           1,642,078       42,810
602,399

Shares redeemed                (376,905)         (6,504,935)    (192,078)
(2,972,663)

NET CHANGE RESULTING FROM
CLASS B
SHARE TRANSACTIONS              851,237       $  14,244,062      332,905       $
5,014,363

YEAR ENDED NOVEMBER 30                     1999                          1998
CLASS C SHARES:                 SHARES            AMOUNT           SHARES
AMOUNT


Shares sold                     198,302       $   3,440,959       83,159       $
1,286,705

Shares issued to
shareholders in payment of
distributions declared           16,370             248,016        5,453
76,836

Shares redeemed                 (66,625)         (1,168,143)     (22,587)
(335,483)

NET CHANGE RESULTING FROM
CLASS C
SHARE TRANSACTIONS              148,047       $   2,520,832       66,025       $
1,028,058

                               PERIOD ENDED                        YEAR ENDED
                               FEBRUARY 28, 1999 1             NOVEMBER 30, 1998
CLASS F SHARES:                 SHARES            AMOUNT         SHARES
AMOUNT


Shares sold                      55,364       $   5,134,815      103,149       $
1,571,781

Shares issued to
shareholders in payment of
distributions declared           48,754             738,619       28,598
405,667

Shares redeemed                (822,654)        (13,355,136)    (167,605)
(2,536,749)

NET CHANGE RESULTING FROM
CLASS F
SHARE TRANSACTIONS             (718,536)      $  (7,481,702)     (35,858)      $
(559,301)

NET CHANGE RESULTING FROM
SHARE TRANSACTIONS            1,873,291       $  31,439,731      648,364       $
9,738,424


1 On March 1, 1999, Class F Shares were reclassified as Class A Shares.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class B Shares     0.75%
Class C Shares     0.75%


The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $75,061 and start-up administrative expenses of $39,069 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the fiscal year ended November 30, 1999, the Fund expensed $12,320 of organizational expenses. At November 30, 1999, the Fund's organizational and start-up administrative expenses were fully amortized.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 1999, were as follows:

Purchases     $ 171,189,371
Sales         $ 143,456,281


CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federated Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the fiscal year ended November 30, 1999.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC.
AND SHAREHOLDERS OF FEDERATED WORLD UTILITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated World Utility Fund (the Fund) (one of the portfolios constituting World Investment Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated World Utility Fund of World Investment Series, Inc. at November 30, 1999, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented therein, in conformity with accounting principles generally accepted in the United States. /s/ Ernst & Young [Graphic]

Boston, Massachusetts
January 21, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

HENRY A. FRANTZEN

Chief Investment Officer

RICHARD J. THOMAS

Treasurer

JAMES O. PERRY

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

ANNUAL REPORT
AS OF NOVEMBER 30, 1999

Federated World Utility Fund

Established 1994

6TH ANNUAL REPORT

 [Graphic]

 Federated
 Federated World Utility Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 981487309
Cusip 981487408
Cusip 981487101

G00259-06 (1/00)

 [Graphic]






[Graphic]

RICHARD B. FISHER
President

Federated Global Equity Income Fund

President's Message

Dear Fellow Shareholder:

Federated Global Equity Income Fund was created in 1998, and I am pleased to present its second Annual Report. As of November 30, 1999, the fund's net assets were $36 million and were invested in more than 100 common stocks in 18 countries. 1 The fund is managed for long-term growth of capital, and offers shareholders significant opportunities for capital appreciation and income by investing in stocks from around the world.

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Richard J. Lazarchic, Vice President of Federated Global Investment Management Corp. Following his discussion covering the fund's objective and strategy, and market conditions are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

It was a good year for global stocks in general and the fund in particular. As Richard states, technology and telecommunication companies are examples of how companies-and investors-are benefiting from a more capitalistic world. The fund's returns were highly positive and well ahead of the average global equity income fund and the fund's benchmark index. Individual share class total return performance for the 12-month reporting period, including income distributions and realized gains, is as follows: 2

                 TOTAL RETURN   INCOME      CAPITAL GAIN   NET ASSET VALUE INCREASE
Class A Shares   36.34%        $0.01       $0.01          $10.55 to $14.36 = 36.11%
Class B Shares   35.62%        $0.01       $0.01          $10.55 to $14.29 = 35.45%
Class C Shares   35.43%        $0.01       $0.01          $10.55 to $14.27 = 35.26%

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 28.89%, 30.12%, and 34.43%, respectively.

I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. 3 By investing the same amount on a regular basis, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding. You may add to your investment account at any time and thus increase the number of shares you own for potential future income.

I would also like to point out that the U.S. market's performance, although very positive, has been surpassed by the market returns in many other nations. In Federated Global Equity Income Fund, you have an opportunity to increase your international exposure. The stocks in the fund have not only been generous income-paying issues, but offer the potential for long-term capital appreciation.

Thank you for your investment in Federated Global Equity Income Fund and for the confidence you have placed in our firm.

Sincerely,

[Graphic]

RICHARD B. FISHER
President
January 15, 2000

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[Graphic]

RICHARD J. LAZARCHIC, CFA
Vice President

Federated Global Investment Management Corp.

Investment Review

WHAT ARE YOUR COMMENTS ON THE POSITIVE ENVIRONMENT FOR GLOBAL EQUITIES OVER THE FUND'S FISCAL YEAR?

Global equities continued their comeback from last year's summer financial meltdown. Results have been narrow in scope with the largest positive changes coming from two prime areas-technology and telecommunications. The fund performed well because of its positioning in the two above-mentioned sectors, both of which are being driven ultimately by the Internet. As individuals and businesses continue to want fast and efficient ways to use this medium, new sectors emerge and grow at a rapid rate. However, some of the best movers geographically this year have come from areas that severely underperformed in the prior year, for example the Far East and, more recently, Latin America.

We see this growth continuing after the millennium change, and we expect to have a large part of the fund invested in the technology and the communications sectors. We also expect that this will mean an expanding non- U.S. component in the fund as money flows continue to gravitate in that direction.

HOW DID FEDERATED GLOBAL EQUITY INCOME FUND PERFORM OVER ITS FISCAL YEAR?

For the fiscal year ended November 30, 1999, the fund's total returns, based on net asset value, for Class A, B, and C Shares were 36.34%, 35.62% and 35.43%, respectively. 1 These returns outpaced the 29.40% total return of the 64 global equity income funds tracked by Lipper Analytical Services, Inc.2 The fund's returns were also greater than the 21.22% return of its benchmark, the Morgan Stanley Capital International World Equity Index ("MSCI-WE"). 3

WHAT STRATEGIES ACCOUNTED FOR THE FUND'S OUTPERFORMANCE OVER THE REPORTING
PERIOD?

Although the fund was not necessarily in all of the right areas all year long, we benefited by holding a number of names in the growth end of the telecommunications (alternative carriers, equipment suppliers, wireless providers and bandwidth enabling companies) and technology (storage and equipment suppliers, and hardware and software companies) sectors. These sectors are leading the changes that result from a more capitalistic world in which capital is more free to flow into productive and out of non-productive areas.

WHAT WERE THE FUND'S TOP TEN HOLDINGS AS OF NOVEMBER 30, 1999?

                                      PERCENTAGE OF
NAME                        COUNTRY   NET ASSETS
GTE Corp.                   U.S.       2.83%
MCI Worldcom, Inc.          U.S.       2.44%
SBC Communications, Inc.    U.S.       2.20%
Tyco International Ltd.     U.S.       2.01%
General Electric Co.        U.S.       1.97%
Reliant Energy, Inc.        U.S.       1.95%
Lucent Technologies, Inc.   U.S.       1.79%
Corning, Inc.               U.S.       1.71%
DDI Corp.                   Japan      1.64%
Sony Corp.                  Japan      1.57%
TOTAL                                 20.11%


As the top ten holdings indicate, the majority of the fund's assets were allocated to U.S. companies. The remaining assets were primarily allocated among European companies with rising weightings in Japan.

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 28.89%, 30.12%, and 34.43%, respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

3 The MSCI-WE is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East, comprising approximately 1,482 securities with values expressed in U.S. dollars. Investments cannot be made in an index.

WHAT WERE THE FUND'S COUNTRY WEIGHTINGS AS OF NOVEMBER 30, 1999?

At November 30, 1999, the diversification of countries was as follows:

                 PERCENTAGE OF
COUNTRY          NET ASSETS
United States     64.9%
Japan             16.2%
Netherlands        4.7%
United Kingdom     4.4%
Germany            2.7%
Spain              1.3%
Australia          1.2%
Israel             1.0%
Belgium            0.9%
France             0.8%
Korea              0.8%
Canada             0.7%
Sweden             0.7%
Finland            0.6%
Italy              0.6%
India              0.5%
Norway             0.4%
Singapore          0.1%

WHAT WERE SOME RECENT PURCHASES DURING THE REPORTING PERIOD?

Our recent purchases included the following:

CORNING, INC. (1.71% of net assets): This historic consumer products company is becoming a large player in the telecommunications area. It is the leading worldwide supplier of optical fiber to the telecommunications industry, and with two recent acquisitions is heavily involved in the optical switching area and LED's (flat panel glass displays.) All three areas are expected to grow revenues at 30%-50%.

CIENA CORP. (0.91% of net assets): This manufacturer of dense wavelength multiplexers (a means of increasing the capacity of fiber-optic data transmission systems) is moving into the optical switching market with a new line of products in current field trials with Williams Communications, and a second trial in Europe starting early next year. It has an eight to twelve month lead on its main competitors.

SAP AG - VORZUG (0.40% of net assets): This information technology company in Europe has been hurt by the wind down of business related to the year 2000, but next year an increase in business-to-business products should resume.

AFTER A STRONG YEAR FOR THE FUND, WHAT IS YOUR OUTLOOK FOR GLOBAL EQUITIES AND YOUR STRATEGY AS WE ENTER THE YEAR 2000? WILL THE PORTFOLIO CONTINUE ITS FOCUS ON U.S. EQUITIES?

Because of the success of equity investments worldwide and the realization among consumers that money needs to be put aside for retirement, international and domestic investors are continuing to boost their equity investments. We plan to continue many of the same themes that made the fund successful in 1999, but we will more than likely reduce our domestic weighting, because many of our themes are becoming prevalent around the world.

Last Meeting of Shareholders

A Special Meeting of shareholders of Federated Global Equity Income Fund (the "Fund"), a portfolio of World Investment Series, Inc. was held on December 17, 1999. On September 7, 1999, the record date for the shareholders voting at the meeting, there were 2,321,627 total outstanding shares.

The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Elected Directors: 1

                                                WITHHELD
                                    SHARES      AUTHORITY
                                    VOTED FOR   TO VOTE
Thomas G. Bigley                    1,270,011   31,215
Nicholas P. Constantakis            1,270,437   30,789
John F. Cunningham                  1,269,610   31,616
J. Christopher Donahue              1,269,610   31,616
Charles F. Mansfield, Jr.           1,270,011   31,215
John E. Murray, Jr., J.D., S.J.D.   1,270,011   31,215
John S. Walsh                       1,269,610   31,616

1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

Director elections will become effective January 1, 2000.

AGENDA ITEM 2

Made changes to the Fund's fundamental investment policies:

(a) Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,138,161          72,712         90,353

(b) Amended the Fund's fundamental investment policy regarding investments in real estate.

                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,153,349          62,406         85,471

(c) Amended the Fund's fundamental investment policy regarding investments in commodities.

                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,138,841          79,613         82,772

(d) Amended the Fund's fundamental investment policy regarding underwriting securities.

                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,151,084          61,111         89,031

(e) Amended the Fund's fundamental investment policy regarding lending assets.

                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,136,258          75,827         89,681

(f) Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,144,761          64,253         92,212

(g) Amended, and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,126,722          82,555         92,249

(h) Amended, and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,129,366          78,752         93,108

AGENDA ITEM 3

Eliminated certain fundamental investment policies of the Fund:

Removed the Fund's fundamental investment policy regarding selling securities short.

                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,140,901          72,930         87,395

AGENDA ITEM 4

Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

                                   ABSTENTIONS

                   SHARES VOTED   AND BROKER
SHARES VOTED FOR   AGAINST        NON-VOTES
1,119,910          96,478         84,838

Federated Global Equity Income Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Global Equity Income Fund (Class A Shares ) (the "Fund") from October 27, 1998 (start of performance) to November 30, 1999, compared to the Morgan Stanley Capital International World Equity Index (MSCI-WE). 2

AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                           28.89%
Start of Performance (10/27/98)  32.35%

[Please see Appendix A14]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Global Equity Income Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Global Equity Income Fund (Class B Shares) (the "Fund") from October 27, 1998 (start of performance) to November 30, 1999, compared to the Morgan Stanley Capital International World Equity Index (MSCI-WE). 2

AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                            30.12%
Start of Performance (10/27/98)   34.45%

[Please see Appendix A15]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.75% on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Global Equity Income Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Global Equity Income Fund (Class C Shares) (the "Fund") from October 27, 1998 (start of performance) to November 30, 1999, compared to the Morgan Stanley Capital International World Equity Index (MSCI-WE). 2

AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED NOVEMBER 30, 1999
1 Year                            34.43%
Start of Performance (10/27/98)   38.48%

[Please see Appendix A16]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999

                                                  VALUE IN
SHARES                                        U.S. DOLLARS
              COMMON STOCKS-100.4%
              APPLIANCES & HOUSEHOLD
              DURABLES-1.6%
      3,000   Sony Corp.                      $    557,002
              AUTOMOBILE-1.4%
      1,900   General Motors Corp.,
              Class H                              162,687
     10,000   Toyota Motor Credit Corp.            339,899
              TOTAL                                502,586
              BANKING-0.8%
      9,900   Washington Mutual, Inc.              287,100
              BUSINESS & PUBLIC
              SERVICES-7.6%
      4,700 1 America Online, Inc.                 341,631
      4,100 1 Equant NV, ADR                       386,425
     47,000 1 MediaRing.com Ltd.                    46,427
      6,000 1 Microsoft Corp.                      546,281
      6,000 1 Pixar, Inc.                          252,000
     22,000   Railtrack Group PLC                  338,544
      2,000   Sanix, Inc.                          222,015
        400   Softbank Corp.                       289,602
      1,800   Suez Lyonnaise des Eaux              265,381
              TOTAL                              2,688,306
              CHEMICALS-1.1%
      4,850   Akzo Nobel NV                        207,722
      4,600   Monsanto Co.                         194,062
              TOTAL                                401,784
              DATA PROCESSING &
              REPRODUCTION-2.3%
      7,000   Fujitsu Ltd.                         248,932
      2,900   International Business
              Machines Corp.                       298,881
      2,150 1 Sun Microsystems, Inc.               284,337
              TOTAL                                832,150
                                                  VALUE IN
SHARES                                        U.S. DOLLARS
              COMMON STOCKS-continued
              ELECTRICAL & ELECTRONICS-
              8.4%

     12,000   DQE, Inc.                      $     441,750
     56,500   ERG Ltd.                             294,890
      1,600   Nokia Oyj, Class A, ADR              221,100
     12,000 1 Orckit Communications,
              Ltd.                                 348,000
      1,425 1 Qualcomm, Inc.                       516,295
      3,100   STMicroelectronics N.V.              421,743
      5,000   Telefonaktiebolaget LM

              Ericsson, Class B, ADR               240,937
      7,800 1 Tellabs, Inc.                        506,025
              TOTAL                              2,990,740
              ELECTRONIC COMPONENTS,
              INSTRUMENTS-13.7%
      2,100 1 ADVA AG Optical Networking           285,697
      4,200 1 ASM Lithography Holding
              NV, ADR                              393,225
      1,900 1 Applied Materials, Inc.              185,131
      1,800 1 Cisco Systems, Inc.                  160,537
      6,500   Corning, Inc.                        608,969
      4,600 1 EMC Corp. Mass                       384,387
      3,800   Intel Corp.                          291,412
        500 1 JDS Uniphase Corp.                   114,375
      2,900   Kyocera Corp.                        350,695
      4,600 1 LSI Logic Corp.                      278,012
      4,600   Micron Technology, Inc.              308,775
      4,750   Motorola, Inc.                       542,688
      2,000   Murata Manufacturing Co.
              Ltd.                                 332,433
      8,000   Taiyo Yuden Co. Ltd.                 350,508
     11,000   Telson Electronics Co.
              Ltd.                                 279,922
              TOTAL                              4,866,766
              ENERGY EQUIPMENT &
              SERVICES-1.3%
      4,300   Halliburton Co.                      166,356
      8,500 1 Petroleum Geo-Services,
              ADR                                  132,813
      5,500   Tidewater, Inc.                      175,656
              TOTAL                                474,825
                                                  VALUE IN
SHARES                                        U.S. DOLLARS
              COMMON STOCKS-continued
              ENERGY SOURCES-3.4%
     37,000   ENI SPA                        $     202,840
      9,000   Enron Corp.                          342,563
     21,500 1 Forest Oil Corp.                     245,906
     20,500   Gas Authority of India
              Ltd., GDR                            194,494
     87,000   Oil Search Ltd.                      114,627
      8,000   Union Pacific Resources

              Group, Inc.                          104,500
              TOTAL                              1,204,930
              FINANCIAL SERVICES-2.7%
      4,300   Citigroup, Inc.                      231,663
     17,000   Nikko Securities Co. Ltd.            212,093
      1,400   Orix Corp.                           228,577
     66,000   Toho Bank Ltd.                       300,192
              TOTAL                                972,525
              FOOD & HOUSEHOLD PRODUCTS-
              0.4%

     18,000   Kikkoman Corp.                       138,985
              FOREST PRODUCTS & PAPER-
              3.6%

      6,000   Bowater, Inc.                        294,000
      9,800   Fort James Corp.                     281,750
      7,500   International Paper Co.              391,406
      8,800   Mead Corp.                           314,050
              TOTAL                              1,281,206
              HEALTH & PERSONAL CARE-
              1.7%

      3,000   Johnson & Johnson                    311,250
      4,000   Lilly (Eli) & Co.                    287,000
              TOTAL                                598,250
              INSURANCE-0.6%
      5,300   Lincoln National Corp.               220,944
              MULTI-INDUSTRY-6.3%
      7,600   Allied-Signal, Inc.                  454,575
      5,400   General Electric Co.                 702,000
     95,000   Marubeni Corp.                       370,500
     17,800   Tyco International Ltd.              713,113
              TOTAL                              2,240,188
VALUE IN

SHARES                                        U.S. DOLLARS
              COMMON STOCKS-continued
              RECREATION, OTHER CONSUMER
              GOODS-0.2%
      5,500   Mattel, Inc.                   $      78,719
              TELECOMMUNICATIONS-29.4%
      2,150   BCE, Inc.                            144,629
      6,500   BellSouth Corp.                      300,219
     14,296   British Telecommunication
              PLC                                  286,788
      6,000 1 COLT Telecom Group PLC               226,759
         42   DDI Corp.                            581,757
     13,800   GTE Corp.                          1,007,400
     10,700 1 Global Crossing Ltd.                 466,788
     10,000 1 Global TeleSystems Group,
              Inc.                                 319,375
     15,000 1 ICG Communications, Inc.             284,063
     15,000 1 Intermedia Communications,
              Inc.                                 418,125
          9   Japan Telecom Co., Ltd.              353,652
      3,900   Kokusai Den(Kdd)                     540,203
     10,500 1 MCI Worldcom, Inc.                   868,219
      2,500   Mannesmann AG                        519,999
      7,500 1 NEXTLINK Communications,
              Inc.                                 375,000
         10   NTT Mobile Communication
              Network, Inc.                        351,687
     11,500 1 Qwest Communications
              International, Inc.                  393,156
      6,900 1 RCN Corp.                            311,363
     15,055   SBC Communications, Inc.             781,919
     21,481   Telefonica SA                        447,656
      1,100 1 United Pan-Europe

              Communications NV                    108,081
      1,500 1 United Pan-Europe
              Communications NV, ADR               145,125
    115,740   Vodafone AirTouch PLC                545,389
      2,200 1 VoiceStream Wireless Corp.           202,950
      9,100 1 WinStar Communications,
              Inc.                                 461,825
              TOTAL                             10,442,127
              TELECOMMUNICATIONS
              EQUIPMENT-5.1%

      7,400 1 CIENA Corp.                          325,138
      5,750 1 E-Tek Dynamics, Inc.                 431,250
      8,700   Lucent Technologies, Inc.            635,644
      2,600 1 SDL, Inc.                            423,150
              TOTAL                              1,815,182
SHARES OR

PRINCIPAL                                         VALUE IN
AMOUNT                                        U.S. DOLLARS
              COMMON STOCKS-continued
              UTILITIES - ELECTRICAL &
              GAS-8.8%

     49,000   Centrica PLC                   $     147,680
      8,000   Duke Energy Corp.                    405,500
      9,200   El Paso Energy Corp.                 354,200
     11,000   Entergy Corp.                        303,188
     14,000   Peco Energy Co.                      461,125
     10,000   Pinnacle West Capital
              Corp.                                331,875
     28,000   Reliant Energy, Inc.                 694,750
     11,500   Texas Utilities Co.                  411,844
              TOTAL                              3,110,162
              TOTAL COMMON STOCKS
              (IDENTIFIED COST
              $31,792,065)                      35,704,477
              PREFERRED STOCKS-0.4%
              BUSINESS & PUBLIC
              SERVICES-0.4%
        350   SAP AG (identified cost
              $157,161)                            141,614
              REPURCHASE AGREEMENTS-1.7%
              2

  $ 605,000   J.P. Morgan & Co., Inc.,
              5.71%, dated 11/30/1999,
              due 12/1/1999 (at
              amortized cost)                      605,000
              TOTAL INVESTMENTS
              (IDENTIFIED COST
              $32,554,226) 3                  $ 36,451,091

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $32,580,723. The net unrealized appreciation of investments on a federal tax basis amounts to $3,870,368 which is comprised of $5,654,343 appreciation and $1,783,975 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($35,553,478) at November 30, 1999.

The following acronyms are used throughout this portfolio:

ADR -American Depositary Receipt
GDR -Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999

ASSETS:
Total investments in
securities, at value
(identified cost
$32,554,226 and tax
cost $32,580,723)                               $ 36,451,091
Cash                                                   4,172
Cash denominated in
foreign currencies
(identified cost $1,169)                               1,160
Income receivable                                     56,315
Receivable for investments
sold                                                 185,034
Receivable for shares sold                            62,035
TOTAL ASSETS                                      36,759,807
LIABILITIES:
Payable for investments
purchased                       $ 1,058,997
Payable for shares
redeemed                             73,418
Payable for taxes withheld            1,178
Accrued expenses                     72,736
TOTAL LIABILITIES                                  1,206,329
Net assets for 2,476,525
shares outstanding                              $ 35,553,478
NET ASSETS CONSIST OF:
Paid-in capital                                 $ 26,159,435
Net unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                           3,895,993
Accumulated net realized
gain on investments and
foreign currency
transactions                                       5,541,290
Distributions in excess of
net investment income                                (43,240)
TOTAL NET ASSETS                                $ 35,553,478
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($34,303,092 / 2,389,029
shares outstanding)                                   $14.36
Offering Price Per Share
(100/94.50 of $14.36) 1                               $15.20
Redemption Proceeds Per
Share                                                 $14.36
CLASS B SHARES:
Net Asset Value Per Share
($1,059,794 / 74,140
shares outstanding)                                   $14.29
Offering Price Per Share                              $14.29
Redemption Proceeds Per
Share (94.50/100 of
$14.29) 1                                             $13.50
CLASS C SHARES:
Net Asset Value Per Share
($190,592 / 13,356 shares
outstanding)                                          $14.27
Offering Price Per Share                              $14.27
Redemption Proceeds Per
Share (99.00/100 of
$14.27) 1                                             $14.13

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $10,088)                                        $   325,909
Interest                                                               45,461
TOTAL INCOME                                                          371,370
EXPENSES:
Investment adviser fee                           $  261,208
Administrative personnel
and services fee                                    185,000
Custodian fees                                       20,668
Transfer and dividend
disbursing agent fees and
expenses                                             84,252
Auditing fees                                        14,302
Legal fees                                            6,784
Portfolio accounting fees                            72,464
Distribution services fee-
Class A Shares                                       64,087
Distribution services fee-
Class B Shares                                        2,961
Distribution services fee-
Class C Shares                                          683
Shareholder services fee-
Class A Shares                                       64,087
Shareholder services fee-
Class B Shares                                          987
Shareholder services fee-
Class C Shares                                          228
Share registration costs                             70,684
Printing and postage                                 29,208
Insurance premiums                                    2,509
Taxes                                                 2,798
TOTAL EXPENSES                                      882,910
WAIVER AND REIMBURSEMENT:
Waiver of investment

adviser fee                      $(261,208)
Reimbursement of other

operating expenses                 (95,707)
TOTAL WAIVER AND
REIMBURSEMENT                                      (356,915)
Net expenses                                                          525,995
Net operating loss                                                   (154,625)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on
investments and foreign
currency transactions                                               5,656,519
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                                            2,936,562
Net realized and
unrealized gain on
investments and
foreign currency                                                    8,593,081
Change in net assets
resulting from operations                                         $ 8,438,456

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

                                   YEAR ENDED       PERIOD ENDED
                                 NOVEMBER 30,       NOVEMBER 30,
                                         1999               1998  1
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:

Net investment income (net
operating loss)                  $   (154,625)      $      7,658
Net realized gain on
investments and foreign
currency transactions
($5,697,730 and $10,176,
respectively, as computed
for federal tax purposes)           5,656,519             21,907
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                            2,936,562            959,431
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           8,438,456            988,996
DISTRIBUTIONS TO
SHAREHOLDERS: 2
Distributions from net
investment income
Class A Shares                        (19,389)                 -
Distributions from net
realized gains on
investments and foreign
currency transactions
Class A Shares                        (14,020)                 -
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS

TO SHAREHOLDERS                       (33,409)                 -
SHARE TRANSACTIONS:
Proceeds from sale of
shares                             11,245,353         17,871,433
Net asset value of shares
issued to shareholders in
payment of
distributions declared                 32,098                  -
Cost of shares redeemed            (2,987,531)            (2,218)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        8,289,920         17,869,215
Change in net assets               16,694,967         18,858,211
NET ASSETS:
Beginning of period                18,858,511                300
End of period (including
undistributed net
investment income of $0 and
$19,389, respectively)           $ 35,553,478       $ 18,858,511

1 Reflects operations for the period from October 27, 1998 (date of initial public investment) to November 30, 1998.

2 Distributions from net investment income and distributions from net realized gains on investment and foreign currency transactions did not round to $1.00 for Class B Shares or Class C Shares for the fiscal year ended November 30, 1999 due to the low number of shares outstanding of Class B Shares and Class C Shares on the record date of the distributions.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                  YEAR ENDED        PERIOD ENDED
                                NOVEMBER 30,        NOVEMBER 30,
                                        1999                1998 1
NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.55              $10.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income (net
operating loss)                        (0.07)  2            0.01
 Net realized and
unrealized gain on
investments and foreign
currency                                3.90                0.54
TOTAL FROM INVESTMENT
OPERATIONS                              3.83                0.55
LESS DISTRIBUTIONS:
Distributions from net
investment income                      (0.01)                  -
Distributions from net
realized gain on
investments and foreign
currency transactions                  (0.01)                  -
TOTAL DISTRIBUTIONS                    (0.02)                  -
NET ASSET VALUE, END OF
PERIOD                                $14.36              $10.55
TOTAL RETURN 3                         36.34%               5.50%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                                2.00%               2.00% 4
Net investment income (net
operating loss)                        (0.58%)              0.44% 4
Expense
waiver/reimbursement 5                  1.37%               4.07% 4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                        $34,303             $18,858
Portfolio turnover                       187%                  3%

1 Reflects operations for the period from October 27, 1998 (start of performance) to November 30, 1998.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED NOVEMBER 30          1999   1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $10.55
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss             (0.15) 2
Net realized and
unrealized gain on
investments and foreign
currency                        3.91
TOTAL FROM INVESTMENT
OPERATIONS                      3.76
LESS DISTRIBUTIONS:
Distributions from net
investment income              (0.01)
Distributions from net
realized gain on
investments and foreign
currency transactions          (0.01)
TOTAL DISTRIBUTIONS            (0.02)
NET ASSET VALUE, END OF
PERIOD                        $14.29
TOTAL RETURN 3                 35.62%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                        2.50%
Net operating loss             (1.08%)
Expense
waiver/reimbursement 4          1.37%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $1,060
Portfolio turnover               187%


1 Financial Highlights for Class B Shares and Class C Shares are not presented for the period from October 27, 1998 (start of performance) to November 30, 1998. Class B Shares and Class C Shares had no public investments during that period.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

YEAR ENDED NOVEMBER 30          1999   1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $10.55
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss             (0.16) 2
Net realized and
unrealized gain on
investments and foreign
currency                        3.90
TOTAL FROM INVESTMENT
OPERATIONS                      3.74
LESS DISTRIBUTIONS:
Distributions from net
investment income              (0.01)
Distributions from net
realized gain on
investments and foreign
currency transactions          (0.01)
TOTAL DISTRIBUTIONS            (0.02)
NET ASSET VALUE, END OF
PERIOD                        $14.27
TOTAL RETURN 3                 35.43%

RATIOS TO AVERAGE NET
ASSETS:

Expenses                        2.50%
Net operating loss             (1.08%)
Expense
waiver/reimbursement 4          1.37%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                   $191
Portfolio turnover               187%

1 Financial Highlights for Class B Shares and Class C Shares are not presented for the period from October 27, 1998 (start of performance) to November 30, 1998. Class B Shares and Class C Shares had no public investments during that period.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated Global Equity Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The fund's objective is to provide capital appreciation and above-average income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between classes. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss. The following reclassifications have been made to the financial statements.

                INCREASE (DECREASE)
ACCUMULATED NET
REALIZED GAIN ON
INVESTMENTS AND
FOREIGN CURRENCY          DISTRIBUTIONS IN EXCESS OF
TRANSACTIONS                   NET INVESTMENT INCOME
$(111,385)                                  $111,385

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 1999, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:

                 NUMBER OF PAR VALUE
CLASS NAME       CAPITAL STOCK AUTHORIZED

Class A Shares   100,000,000
Class B Shares   100,000,000
Class C Shares   100,000,000
TOTAL            300,000,000

                 INITIAL SHARE CAPITAL
CLASS NAME       SHARES   AMOUNT

Class A Shares   10         $100
Class B Shares   10          100
Class C Shares   10          100
TOTAL            30         $300

Transactions in capital stock were as follows:

                                      YEAR ENDED                     PERIOD ENDED
                                   NOVEMBER 30, 1999              NOVEMBER 30, 1998
1

CLASS A SHARES:                SHARES            AMOUNT        SHARES
AMOUNT


Shares sold                    737,809      $   8,916,311     1,787,143
$17,871,433

Shares issued to
shareholders in payment of
distributions declared           2,918             32,098
-                   -
Shares redeemed               (138,629)        (1,706,232)         (222)
(2,218)

NET CHANGE RESULTING FROM
CLASS A
SHARE TRANSACTIONS             602,098       $  7,242,177     1,786,921       $
17,869,215

                                      YEAR ENDED                     PERIOD ENDED
                                   NOVEMBER 30, 1999              NOVEMBER 30, 1998
2

CLASS B SHARES:                SHARES            AMOUNT        SHARES
AMOUNT


Shares sold                     74,673      $     918,828
-                   -
Shares issued to
shareholders in payment of
distributions declared              -                   -
-                   -
Shares redeemed                   (543)            (7,113)
-                   -
NET CHANGE RESULTING FROM
CLASS B
SHARE TRANSACTIONS              74,130       $    911,715
-                   -

                                      YEAR ENDED                     PERIOD ENDED
                                   NOVEMBER 30, 1999              NOVEMBER 30, 1998
2

CLASS C SHARES:                SHARES            AMOUNT        SHARES
AMOUNT


Shares sold                    107,962      $   1,410,214
-                   -
Shares issued to
shareholders in payment of
distributions declared               -                  -
-                   -
Shares redeemed                (94,616)        (1,274,186)
-                   -
NET CHANGE RESULTING FROM
CLASS C
SHARE TRANSACTIONS              13,346       $    136,028
-                   -
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             689,574          8,289,920     1,786,921       $
17,869,215

1 Represents activity for the period from October 27, 1998 (date of public investment) to November 30, 1998.

2 For the period from October 27, 1998 (start of performance) to November 30, 1998, Class B Shares and Class C Shares had no public investments.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF
                   AVERAGE DAILY
SHARE CLASS NAME   NET ASSETS OF CLASS
Class A Shares    0.25%
Class B Shares    0.75%
Class C Shares    0.75%

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended November 30, 1999, were as follows:

Purchases   $   56,961,169
Sales       $   47,756,076

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999 the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowing under the LOC during the fiscal year ended November 30, 1999.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC.
AND SHAREHOLDERS OF FEDERATED GLOBAL EQUITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Global Equity Income Fund (the Fund) (one of the portfolios constituting the World Investment Series, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Equity Income Fund of World Investment Series, Inc. at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

[Graphic]

Boston, Massachusetts
January 21, 2000

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
LAWRENCE D. ELLIS, M.D.
RICHARD B. FISHER
EDWARD L. FLAHERTY, JR., ESQ.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
WESLEY W. POSVAR
MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

RICHARD B. FISHER
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

HENRY A. FRANTZEN
Chief Investment Officer

RICHARD J. THOMAS
Treasurer

JAMES O. PERRY
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager

Federated Global Equity Income Fund

Established 1998

2ND ANNUAL REPORT

ANNUAL REPORT

AS OF NOVEMBER 30, 1999


[Graphic]
Federated
Federated Global Equity Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 981487697
Cusip 981487689
Cusip 981487671

G02336-04 (1/00)

[Graphic]




                             WORLD INVESTMENT SERIES, INC.
                                       APPENDIX

FEDERATED ASIA PACIFIC GROWTH FUND

A1 The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis is measured in increments of $1,000 ranging from $0 to $6,000 and indicates that the ending value of hypothetical initial investment of $4,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends ,would have grown to $5,134 on 11/30/99.

A2 The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis is measured in increments of $1,000 ranging from $0 to $8,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends ,would have grown to $6,317 on 11/30/99.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Asia Pacific Growth Fund, a portfolio of World Investment Series, Inc., based on a 5.50% sales load are represented by a solid line. The Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the MSCI-AP. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 5.50% sales load, as compared to the MSCI-AP. The ending values were $12,835 and $10,063, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (2/28/96) to 11/30/99. The total returns were 100.59% and 6.87%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Asia Pacific Growth Fund, a portfolio of World Investment Series, Inc., are represented by a solid line. The Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, and the MSCI-AP. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the MSCI-AP. The ending values were $12,941 and $10,063, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Return for the one-year period ended 11/30/99 and from the start of performance of Class B Shares (2/28/96) to 11/30/99. The total returns were 104.99% and 7.10%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Asia Pacific Growth Fund, a portfolio of World Investment Series, Inc., are represented by a solid line. The Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, and the MSCI-AP. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to MSCI-AP. The ending values were $13,274 and $10,063, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the start of performance of Class C Shares (2/28/96) to 11/30/99. The total returns were 109.46% and 7.84%, respectively.

FEDERATED EMERGING MARKETS FUND

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Emerging Markets Fund, a portfolio of World Investment Series, Inc., based on a 5.50% sales load are represented by a solid line. The International Finance Corporation Investable Composite Index (IFCIC) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the IFCIC. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 5.50% sales load, as compared to the IFCIC. The ending values were $11,615, and $9,724, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (2/28/96) to 11/30/99. The total returns were 38.25% and 4.07%, respectively.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Emerging Markets Fund, a portfolio of World Investment Series, Inc., are represented by a solid line. The International Finance Corporation Investable Composite Index (IFCIC) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, and the IFCIC. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the IFCIC. The ending values were $11,650 and $9,724, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Return for the one-year period ended 11/30/99 and from the start of performance of Class B Shares (2/28/96) to 11/30/99. The total returns were 39.70% and 4.15%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Emerging Markets Fund, a portfolio of World Investment Series, Inc., are represented by a solid line. The International Finance Corporation Investable Composite Index (IFCIC) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, and the IFCIC. The "x" axis reflects computation periods from 2/28/96 to11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to IFCIC. The ending values were $11,969 and $9,724, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the start of performance of Class C Shares (2/28/96) to 11/30/99. The total returns were 44.44% and 4.90%, respectively.

FEDERATED EUROPEAN GROWTH FUND

A9. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis is measured in increments of $1,000 ranging from $0 to $8,000 and indicates that the ending value of a hypothetical initial investment of $4,000 in the fund's Class A Shares, assuming all sales charges and the reinvestment of capital gains and dividends, would have grown to $7,380 on 11/30/99.

A10. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/22/96 to 11/30/99. The "y" axis is measured in increments of $1,000 ranging from $0 to $6,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $5,568 on 11/30/99.

A11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated European Growth Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International Europe Index (MSCI-EUROPE) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the MSCI- EUROPE. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI- EUROPE. The ending values were $18,517 and $19,741, respectively.

A12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated European Growth Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International Europe Index (MSCI-EUROPE) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the MSCI- EUROPE. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI-LAF. The ending values were $18,738 and $19,741, respectively.

A13. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated European Growth Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International Europe Index (MSCI-EUROPE) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the MSCI- EUROPE. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the MSCI- EUROPE. The ending values were $19,004 and $19,741, respectively.

FEDERATED GLOBAL EQUITY INCOME FUND

A14. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Global Equity Income Fund, a portfolio of World Investment Series, Inc., based on a 5.50% sales load are represented by a solid line. The Morgan Stanley Capital International World Equity Index (MSCI-WE) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the MSCI-WE. The "x" axis reflects computation periods from 10/27/98 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 5.50% sales load, as compared to the MSCI-WE. The ending values were $13,593 and $13,008, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (10/27/98) to 11/30/99. The total returns were 28.89% and 32.35%, respectively.

A15. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Global Equity Income Fund, a portfolio of World Investment Series, Inc., are represented by a solid line. The Morgan Stanley Capital International World Equity Index (MSCI-WE) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, and the MSCI-WE. The "x" axis reflects computation periods from 10/27/98 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the MSCI-WE. The ending values were $13,833 and $13,008, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Return for the one-year period ended 11/30/99 and from the start of performance of Class B Shares (10/27/98) to 11/30/99. The total returns were 30.12% and 34.45%, respectively.

A16. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Global Equity Income Fund, a portfolio of World Investment Series, Inc., are represented by a solid line. The Morgan Stanley Capital International World Equity Index (MSCI-WE) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, and the MSCI-WE. The "x" axis reflects computation periods from 10/27/98 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to MSCI-WE. The ending values were $14,288 and $13,008, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the start of performance of Class C Shares (10/27/98) to 11/30/99. The total returns were 34.43% and 38.48%, respectively.

FEDERATED GLOBAL FINANCIAL SERVICES FUND

A17. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Global Financial Services Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International All Country World Finance Index (MSCI-WFI) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the MSCI- WFI. The "x" axis reflects computation periods from 9/30/98 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI-WFI. The ending values were $12,562 and $13,315, respectively.

A18. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Global Financial Services Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International All Country World Finance Index (MSCI-WFI) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the MSCI- WFI. The "x" axis reflects computation periods from 9/30/98 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI-WFI. The ending values were $12,698 and $13,315, respectively.

A19. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Global Financial Services Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International All Country World Finance Index (MSCI-WFI) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the MSCI- WFI. The "x" axis reflects computation periods from 9/30/98 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the MSCI-WFI. The ending values were $13,194 and $13,315, respectively.

FEDERATED INTERNATIONAL GROWTH FUND

A20. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated International Growth Fund, a portfolio of World Investment Series, Inc., based on a 5.50% sales load are represented by a solid line. The Morgan Stanley Capital International All Country World EX U.S. Index (MSCI-ACW) is represented by a dotted line and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the MSCI-ACW and the MSCI-EAFE. The "x" axis reflects computation periods from 7/1/97 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 5.50% sales load, as compared to the MSCI-ACW and the MSCI-EAFE. The ending values were $11,833,12,159 and $12,714, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/1/97) to 11/30/99. The total returns were 40.24% and 7.22%, respectively.

A21. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated International Growth Fund, a portfolio of World Investment Series, Inc., are represented by a solid line. The Morgan Stanley Capital International All Country World EX U.S. Index (MSCI-ACW) is represented by a dotted line and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, the MSCI-ACW and the MSCI-EAFE. The "x" axis reflects computation periods from 7/1/97 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the MSCI-ACW and the MSCI-EAFE. The ending values were $11,901, 12,159 and $12,714, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Return for the one-year period ended 11/30/99 and from the start of performance of Class B Shares (7/1/97) to 11/30/99. The total returns were 41.83% and 7.46%, respectively.

A22. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated International Growth Fund, a portfolio of World Investment Series, Inc., are represented by a solid line. The Morgan Stanley Capital International All Country World EX U.S. Index (MSCI-ACW) is represented by a dotted line and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, the MSCI-ACW and the MSCI-EAFE. The "x" axis reflects computation periods from 7/1/97 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to the MSCI-ACW and the MSCI-EAFE. The ending values were $12,345, 12,159 and $12,714, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the start of performance of Class C Shares (7/1/97) to 11/30/99. The total returns were 46.45% and 9.10%, respectively.

FEDERATED INTERNATIONAL HIGH INCOME FUND

A23. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated High Income Fund, a portfolio of World Investment Series, Inc., based on a 5.50% sales load are represented by a solid line. The J.P. Morgan Emerging Market Bond Index (JPM-EMB) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the JPM-EMB. The "x" axis reflects computation periods from 10/2/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 5.50% sales load, compared to the the JPM-EMB. The ending values were $10,349 and $12,286, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/1/97) to 11/30/99. The total returns were 2.66% and 1.09%, respectively.

A24. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated International High Income Fund, a portfolio of World Investment Series, Inc., are represented by a solid line. The J.P. Morgan Emerging Market Bond Index (JPM-EMB) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, and the JPM-EMB. The "x" axis reflects computation periods from 10/2/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the JPM-EMB. The ending values were $10,347 and $12,286 respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Return for the one-year period ended 11/30/99 and from the start of performance of Class B Shares (7/1/97) to 11/30/99. The total returns were 41.83% and 7.46%, respectively.

A25. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated International High Income Fund, a portfolio of World Investment Series, Inc., are represented by a solid line. The J.P. Morgan Emerging Market Bond Index (JPM-EMB) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund and the JPM-EMB. The "x" axis reflects computation periods from 10/2/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to the JPM-EMB. The ending values were $10,579 and $12,286, respectively. The legend in the upper quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the start of performance of Class C Shares (7/1/97) to 11/30/99. The total returns were 5.76% and 1.79%, respectively.

FEDERATED INTERNATIONAL SMALL COMPANY FUND

A26. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis is measured in increments of $3,000 ranging from $0 to $15,000 and indicates that the ending value of a hypothetical initial investment of $4,000 in the fund's Class A Shares, assuming all sales charges and the reinvestment of capital gains and dividends, would have grown to $13,571 on 11/30/99.

A27. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/22/96 to 11/30/99. The "y" axis is measured in increments of $2,000 ranging from $0 to $10,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $9,662 on 11/30/99.

A28. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated International Small Company Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International Small Cap World ex-U.S. Index (MSCI-SCW) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the MSCI-SCW. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI-SCW. The ending values were $33,761 and $9,349, respectively.

A29. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated International Small Company Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International Small Cap World ex-U.S. Index (MSCI-SCW) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the MSCI-SCW. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI-SCW. The ending values were $34,456 and $9,349, respectively.

A30. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated International Small Company Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International Small Cap World ex-U.S. Index (MSCI-SCW) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the MSCI-SCW. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the MSCI-SCW. The ending values were $34,742 and $9,349, respectively.

Federated Latin American Growth Fund

A31. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Latin American Growth Fund (the "Fund") are represented by a solid line.

 The Morgan Stanley Capital International Latin American-Free Index (MSCI-LAF) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the MSCI-LAF. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI-LAF. The ending values were $10,541 and $12,800, respectively.

A32. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Latin American Growth Fund (the "Fund") are represented by a solid line.

 The Morgan Stanley Capital International Latin American-Free Index (MSCI-LAF) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the MSCI-LAF. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI-LAF. The ending values were $10,541 and $12,800, respectively.

A33. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Latin American Growth Fund (the "Fund") are represented by a solid line.

 The Morgan Stanley Capital International Latin American-Free Index (MSCI-LAF) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the MSCI-LAF. The "x" axis reflects computation periods from 2/28/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the MSCI-LAF. The ending values were $10,847 and $12,800, respectively.

FEDERATED WORLD UTILITY FUND

A34. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/22/94 to 11/30/99. The "y" axis is measured in increments of $4,000 ranging from $0 to $16,000 and indicates that the ending value of a hypothetical initial investment of $6,000 in the fund's Class A Shares, assuming all sales charges and the reinvestment of capital gains and dividends, would have grown to $14,766 on 11/30/99.

A35. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/22/94 to 11/30/99. The "y" axis is measured in increments of $2,000 ranging from $0 to $12,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $10,828 on 11/30/99.

A36. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated World Utility Fund (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (S&P 500) is represented by a dotted line, the FT/S&P Global Utility Index (FTGU) is represented by a dashed line and the Lipper Utility Funds Average (LUFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the S&P 500, FTGU, and LUFA. The "x" axis reflects computation periods from 4/22/94 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the S&P 500, FTGU, and LUFA. The ending values were $24,610, $34,665, $22,084 and $26,716, respectively.

A37. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated World Utility Fund (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (S&P 500) is represented by a dotted line, the FT/S&P Global Utility Index (FTGU) is represented by a dashed line and the Lipper Utility Funds Average (LUFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the S&P 500, FTGU, and LUFA. The "x" axis reflects computation periods from 7/27/95 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the S&P 500, FTGU, and LUFA. The ending values were $22,779, $26,734, $25,001 and $20,385, respectively.

A38. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated World Utility Fund (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (S&P 500) is represented by a dotted line, the FT/S&P Global Utility Index (FTGU) is represented by a dashed line and the Lipper Utility Funds Average (LUFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the S&P 500, FTGU, and LUFA. The "x" axis reflects computation periods from 7/27/95 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the S&P 500, FTGU, and LUFA. The ending values were $22,940, $26,734, $25,001 and $20,385, respectively.